                                                Exhibit 4-t


                KANSAS CITY POWER & LIGHT COMPANY

                               AND

                       THE BANK OF NEW YORK

                                            Trustee

                            INDENTURE




                   Dated as of December 1, 1996

                            TIE-SHEET



of provisions of Trust Indenture Act of 1939 with Indenture dated as of December 1,1996,between Kansas City Power &
Light Company and The Bank of New York, Trustee:

Section  of  Act                        Section of Indenture


310(a)(1)(2)and(5) ................    9.09
310(a)(3)and(4)...................     Not applicable
310(b)..............................   9.08 and 9.10
310(c)..............................   Not applicable
311(a) and (b ......................   9.14
311(c).............................    Not applicable
312(a) ..............................  7.01
312(b) and (c) ......................  7.01
313(a) ..............................  7.03
313(b)(1)...........................   Not applicable
313(b)(2) ...........................  7.03
313(c) ..............................  7.03
313(d) ..............................  7.03
314(a) ..............................  6.04, 7.02
314(b) ..............................  6.05
314(c)(1) and (2) ...................  15.05
314(c)(3)...........................   Not applicable
314(d)..............................   Not applicable
314(e) ..............................  15.05
314(f)..............................   Not applicable
315(a), (c) and (d) .................  9.01
315(b) ..............................  8.09
315(e) ..............................  8.10
316(a)(1)  ........................... 8.01 and 8.08
316(a)(2) ...........................  Omitted
316(a) last sentence ................  10.04
316(b) ..............................  8.04
316(c) ..............................  10.06
317(a) ..............................  8.02
317(b) ..............................  Omitted
318(a) ..............................  15.07


____________________________

This tie-sheet does not constitute a part of the Indenture.

                        TABLE OF CONTENTS


                                                Page

Parties . . . . . . . .  . . . . . . . . . . . . 1
Recitals                                         1

                           ARTICLE ONE
                        Definitions Section
1.01.  Definitions   . . . . . . . . . . . . . .1
Section 1.02 . . . . . . . . . . . . . . . . . .1
Section 1.03 . . . . . . . . . . . . . . . . . .2
Accrued Interest . . . . . . . . . . . . . . . .2
Accrued Interest Factor. . . . . . . . . . . . .2
Affiliate. . . . . . . . . . . . . . . . . . . .2
Authenticating Agent . . . . . . . . . . . . . .3
Authorized Agent . . . . . . . . . . . . . . . .3
Authorized Newspaper . . . . . . . . . . . . . .3
Base Rate. . . . . . . . . . . . . . . . . . . .3
Basis Point. . . . . . . . . . . . . . . . . . .3
Board of Directors . . . . . . . . . . . . . . .3
Board Resolution . . . . . . . . . . . . . . . .3
Business Day . . . . . . . . . . . . . . . . . .3
Calculation Agent. . . . . . . . . . . . . . . .4
Calculation Date . . . . . . . . . . . . . . . .4
Commercial Paper Rate. . . . . . . . . . . . . .4
Commercial Paper Rate Interest Determination
  Date. . . . . . . . . . . . . . . . . . . . . 5
Commercial Paper Rate Notes . . . . . . . . . . 5
Company . . . . . . . . . . . . . . . . . . . . 5
Company Order . . . . . . . . . . . . . . . . . 5
Composite Quotations. . . . . . . . . . . . . . 6
Corporate Trust Office of the Trustee . . . . . 6
CUSIP . . . . . . . . . . . . . . . . . . . . . 6
Depositary. . . . . . . . . . . . . . . . . . . 6
Discharged. . . . . . . . . . . . . . . . . . . 7
Event of Default. . . . . . . . . . . . . . . . 7
Fixed Rate Note . . . . . . . . . . . . . . . . 7
Floating Rate Note. . . . . . . . . . . . . . . 7
Global Note . . . . . . . . . . . . . . . . . . 7
H.15(519) . . . . . . . . . . . . . . . . . . . 7
Indebtedness. . . . . . . . . . . . . . . . . . 7
Indenture . . . . . . . . . . . . . . . . . . . 8
Index Maturity. . . . . . . . . . . . . . . . . 8
Initial Interest Rate . . . . . . . . . . . . . 8
Interest Accrual Period . . . . . . . . . . . . 8
Interest Determination Date . . . . . . . . . . 8
Interest Factor . . . . . . . . . . . . . . . . 8
Interest Payment Date . . . . . . . . . . . . . 8
Interest Payment Period . . . . . . . . . . . . 9
Interest Rate . . . . . . . . . . . . . . . . . 10
Interest Reset Date . . . . . . . . . . . . . . 10
LIBOR . . . . . . . . . . . . . . . . . . . . . 11
LIBOR Interest Determination Date . . . . . . . 12
LIBOR Notes . . . . . . . . . . . . . . . . . . 12
London Banking Day. . . . . . . . . . . . . . . 12
Maturity. . . . . . . . . . . . . . . . . . . . 12
Maximum Interest Rate . . . . . . . . . . . . . 12
Minimum Interest Rate . . . . . . . . . . . . . 12
Money Market Yield. . . . . . . . . . . . . . . 12
Mortgage Bonds. . . . . . . . . . . . . . . . . 13
Mortgage Indenture. . . . . . . . . . . . . . . 13
Mortgage Trustee. . . . . . . . . . . . . . . . 13
Net Tangible Assets . . . . . . . . . . . . . . 13
Note or Notes; Outstanding. . . . . . . . . . . 13
Noteholder. . . . . . . . . . . . . . . . . . . 14
Officers' Certificate . . . . . . . . . . . . . 14
Opinion of Counsel. . . . . . . . . . . . . . . 14
Original Issue Date . . . . . . . . . . . . . . 15
Permitted Encumbrances. . . . . . . . . . . . . 15
Person. . . . . . . . . . . . . . . . . . . . . 17
Principal Executive Offices of the Company. . . 17
Principal Facility. . . . . . . . . . . . . . . 17
Record Date . . . . . . . . . . . . . . . . . . 18
Redemption Date . . . . . . . . . . . . . . . . 18
Regulated Subsidiary. . . . . . . . . . . . . . 18
Responsible Officer . . . . . . . . . . . . . . 18
Spread. . . . . . . . . . . . . . . . . . . . . 19
Spread Multiplier . . . . . . . . . . . . . . . 19
Subsidiary. . . . . . . . . . . . . . . . . . . 19
Treasury. . . . . . . . . . . . . . . . . . . . 19
Treasury Bills. . . . . . . . . . . . . . . . . 19
Treasury Rate . . . . . . . . . . . . . . . . . 19
Treasury Rate Interest Determination Date . . . 20
Treasury Rate Notes .  .  . . . . . . . . . . . 20
Trustee . . . . . . . . . . . . . . . . . . . . 20
U.S. Government Obligations . . . . . . . . . . 20
Wholly-Owned Subsidiary . . . . . . . . . . . . 21

                           ARTICLE TWO
  Form,  Issue,  Execution, Registration And Exchange Of Notes
Section 2.01.  Form Generally. . . . . . . . . . . . . 21
Section 2.02.  Form of Trustee's Certificate of
               Authentication . . . . . . . . . . . . .22
Section 2.03.  Amount Limited. . . . . . . . . . . . . 22
Section 2.04.  Denominations, Dates, Interest Payment
               and Record Dates . . . . . . . . . . . .22
Section 2.05.  Execution, Authentication, Delivery and
               Dating      . . . . . . . . . . . . . . 24
Section 2.06.  Exchange and Registration of Transfer
               of Notes.. . . . . . . . . . . . . .  . 27
Section 2.07.  Mutilated, Destroyed, Lost or Stolen
               Notes. . . . . . . . . . . . . . . . . .28
Section 2.08.  Temporary Notes . . . . . . . . . . . . 29
Section 2.09.  Cancellation of Notes Paid, etc . . . . 29
Section 2.10.  Interest Rights Preserved . . . . . . . 29
Section 2.11.  Payment of Notes. . . . . . . . . . . . 30
Section 2.12.  Notes Issuable in the Form of a Global
               Note . . . . . . . . . . . . . . . . . .30
Section 2.13.  CUSIP Numbers . . . . . . . . . . . . . 33

                          ARTICLE THREE
                      Redemption of Notes
Section 3.01.  Applicability of Article. . . . . . . . 33
Section 3.02.  Notice of Redemption;Selection of Notes.33
Section 3.03.  Payment of Notes on Redemption; Deposit
               of Redemption Price. . . . . . . . . . .34

                           ARTICLE FOUR
                          Mortgage Bonds
Section 4.01.  Issuance Restrictions . . . . . . . . . 35
Section 4.02.  Mortgage Bonds held by the Trustee. . . 36
Section 4.03.  Trustee to Exercise Rights of Mortgage
               Bondholder . . . . . . . . . . . . . . .36
Section 4.04.  No Transfer of Mortgage Bonds; Exception.36
Section 4.05.  Release of Mortgage Bonds . . . . . . . 36
Section 4.06.  Voting of Mortgage Bonds. . . . . . . . 37
Section 4.07.  Discharge of Mortgage Indenture . . . . 37

                           ARTICLE FIVE
           Satisfaction and Discharge; Unclaimed Moneys
Section 5.01.  Satisfaction and Discharge. . . . . . . 37
Section 5.02.  Deposited Moneys to Be Held in Trust by
               Trustee. . . . . . . . . . . . . . . . .40
Section 5.03.  Return of Unclaimed Moneys. . . . . . . 40
Section 5.04.  Reinstatement . . . . . . . . . . . . . 40

                           ARTICLE SIX
                Particular Covenants of the Company
Section6.01.   Payment of Principal, Premium and
               Interest . . . . . . . . . . . . . . .41
Section 6.02.  Office for Notices and Payments, etc. 41
Section 6.03.  Appointments  to  Fill  Vacancies in
               Trustee's Office . . . . . . . . . . .41
Section 6.04.  Annual Statement and Notice . . . . . 41
Section 6.05.  Corporate Existence . . . . . . . . . 42
Section 6.06.  Limitation Upon Mortgages and Liens . 42
Section 6.07.  Waiver of Certain Covenants . . . . . 42

                          ARTICLE SEVEN
       Noteholder Lists and Reports by the Company and the Trustee
Section 7.01.  Noteholder Lists. . . . . . . . . . .  43
Section 7.02.  Securities and Exchange Commission
               Reports. . . . . . . . . . . . . . . . 43
Section 7.03.  Reports by the Trustee. . . . . . . .. 43

                          ARTICLE EIGHT
                Remedies of the Trustee and Noteholders on
                       Event of Default
Section 8.01.  Events of Default . . . . . . . . . .  44
Section 8.02.  Payment of Notes on Default; Suit
               Therefor . . . . . . . . . . . . . . . 47
Section 8.03.  Application of Moneys Collected by
               Trustee. . . . . . . . . . . . . . . . 48
Section 8.04.  Proceedings by Noteholders. . . . . .  49
Section 8.05.  Proceedings by Trustee. . . . . . . . .50
Section 8.06.  Remedies Cumulative and Continuing. . .50
Section 8.07.  Restoration of Rights and Remedies. . .51
Section 8.08.  Direction of Proceedings and  Waiver of
               Defaults by Majority Noteholders . . . 51
Section 8.09.  Notice of Default . . . . . . . . . .  51
Section 8.10.  Undertaking to Pay Costs. . . . . . . .52

                           ARTICLE NINE
                      Concerning the Trustee
Section 9.01.  Duties and Responsibilities of Trustee 52
Section 9.02.  Reliance on Documents, Opinions, etc.. 54
Section 9.03.  No Responsibility for Recitals, etc . .55
Section 9.04.  Trustee, Authenticating Agent or Registrar
               May Own Notes. . . . . . . . . . . . . 55
Section 9.05.  Moneys to Be Held in Trust. . . . . . .55
Section 9.06.  Compensation and Expenses of Trustee. .55
Section 9.07.  Officers' Certificate as Evidence . . .56
Section 9.08.  Conflicting Interest of Trustee . . . .57
Section 9.09.  Eligibility of Trustee. . . . . . . . .57
Section 9.10.  Resignation or Removal of Trustee . . .57
Section 9.11.  Appointment of Successor Trustee. . . .58
Section 9.12.  Acceptance by Successor Trustee . . . .59
Section 9.13.  Succession by Merger, etc . . . . . . .60
Section 9.14.  Limitations on Rights of Trustee as a
               Creditor . . . . . . . . . . . . . . . 60
Section 9.15.  Authenticating Agent. . . . . . . . . .60
Section 9.16.  Trustee's Application for Instructions
               from the Company . . . . . . . . . . . 61

                           ARTICLE TEN
                   Concerning the Noteholders
Section 10.01. Action by Noteholders. . . . . . . . . 62
Section 10.02. Proof of Execution by Noteholders. . . 62
Section 10.03. Who Deemed Absolute Owners . . . . . . 62
Section 10.04. Company-Owned Notes Disregarded. . . . 63
Section 10.05. Revocation of Consents; Future Holders
               Bound . . . . . . . . . . . . . . .  . 63
Section 10.06. Record Date for Noteholder Acts. . . . 63

                          ARTICLE ELEVEN
                       Noteholders' Meeting
Section 11.01. Purposes of Meetings . . . . . . . . . 64
Section 11.02. Call of Meetings by Trustee. . . . . . 64
Section 11.03. Call of Meetings by Company or
               Noteholders . . . . . . . . . . . . . .65
Section 11.04. Qualifications for Voting. . . . .  . .65
Section 11.05. Regulations. . . . . . . . . . . . . . 65
Section 11.06. Voting  . . . . . . . . . . . . . . . .66
Section 11.07. Right of Trustee or Noteholders not
               Delayed . . . . . . . . . . . . . . . .66

                          ARTICLE TWELVE
           Consolidation, Merger, Conveyance, Transfer or Lease
Section 12.01. Company May Consolidate, etc., only on
               Certain Terms . . . . . . . . . . . . .67
Section 12.02. Successor Corporation Substituted. . . 68

                         ARTICLE THIRTEEN
                     Supplemental Indentures
Section 13.01. Supplemental Indentures without Consent
               of Noteholders. . . . . . . . . . . . .68
Section 13.02. Supplemental Indentures with Consent of
               Noteholders . . . . . . . . . . . . . .69
Section 13.03. Compliance with Trust Indenture Act;
               Effect of Supplemental Indentures . . .70
Section 13.04. Notation on Notes. . . . . . . . . . . 71
Section 13.05. Evidence of Compliance of Supplemental
               Indenture to Be Furnished Trustee .  . 71

                         ARTICLE FOURTEEN
               Immunity of Incorporators, Stockholders,
                      Officers and Directors
Section 14.01. Indenture and Notes Solely Corporate
               Obligations . . . . . . . . . . . . . 71

                         ARTICLE FIFTEEN
                    Miscellaneous Provisions
Section 15.01. Provisions Binding on Company's
               Successors. . . . . . . . . . . . . . 72
Section 15.02. Official Acts by Successor Corporation 72
Section 15.03. Addresses for Notices, etc . . . . . . 72
Section 15.04. Governing Law. . . . . . . . . . . . . 72
Section 15.05. Evidence of Compliance with Conditions
               Precedent . . . . . . . . . . . . . . .72
Section 15.06. Business Days. . . . . . . . . . . . . 74
Section 15.07. Trust Indenture Act to Control . . . . 74
Section 15.08. Table of Contents, Headings, etc . . . 74
Section 15.09. Execution in Counterparts. . . . . . . 74
Section 15.10. Manner of Mailing Notice to Noteholders 74


                             EXHIBITS
Exhibit A   Form of Global Fixed Rate Note
Exhibit B   Form of Fixed Rate Note
Exhibit C   Form of Global Floating Rate Note
Exhibit D   Form of Floating Rate Note

           THIS INDENTURE, dated as of December 1,1996, between Kansas City Power & Light Company, a corporation duly organized and existing under the laws of the State of Missouri (hereinafter sometimes called the "Company"), and The Bank of New York, a New York banking corporation organized and existing under the laws of the State of New
York (hereinafter called the "Trustee").

                           Witnesseth:

           WHEREAS, for its lawful corporate purposes, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its Medium-Term Notes, (hereinafter sometimes called "Notes"),to be issued as in this Indenture provided;

           AND WHEREAS, all acts and things necessary to make this Indenture a valid agreement according to its terms have been done and performed,and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized;

          NOW THEREFORE, THIS INDENTURE WITNESSETH:

           That in order to declare the terms and conditions upon which the Notes are, and are to be authenticated, issued and delivered, and in consideration of the premises, of the purchase and acceptance of the Notes by the holders thereof and of the sum of one dollar duly paid to it by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Notes, as follows:


                           ARTICLE ONE.

                           Definitions.

          Section 1.01. Definitions. The terms defined in this Article One (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Article One.

           Section 1.02. (a) Whenever this Indenture refers to a provision of the Trust Indenture Act of 1939, as amended ("TIA"), such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms incorporated in this Indenture have the following meanings:

           "indenture securities" means the Notes.

          "indenture note holder" means a Noteholder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means the Company.

          (b) All terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by a rule of the Securities and Exchange Commission have the meanings assigned to them in the TIA or such statute or rule as in force on the date of execution of this Indenture.

          Section 1.03.  For purposes of this Indenture, the
following terms have the following meanings.

Accrued Interest:

          The term "Accrued Interest" at any Interest
Payment Date (a) for a Floating Rate Note shall mean the amount obtained by multiplying the principal amount of such Floating Rate Note by its Accrued Interest Factor, and (b) for a Fixed Rate Note,shall mean the amount obtained by multiplying the principal amount of such Fixed Rate Note by its Interest Rate, and multiplying the product thus obtained by a fraction, the numerator of which is the number of days in the Interest Payment Period for such Note ended on such Interest Payment Date, and the denominator of which is 360.

Accrued Interest Factor:

          The term "Accrued Interest Factor" at any Interest Payment Date for a Floating Rate Note shall mean the sum of the Interest Factors for such Floating Rate Note calculated for each day in the Interest Payment Period for such Note ended on such Interest Payment Date or the prior Record Date, as the case may be.

Affiliate:

         The term "Affiliate" shall mean with respect to any specified Person any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms"controlling: and "controlled" have meanings correlative to the foregoing.

Authenticating Agent:

           The term "Authenticating Agent" shall mean the agent of the Trustee which shall be appointed and acting pursuant to Section 9.15.

Authorized Agent:
           The term "Authorized Agent" shall mean an agent of the Company designated by an Officers' Certificate to give to the Trustee the information specified in clause (a) of "Company Order" for the issuance of a Note.

Authorized Newspaper:

           The term "Authorized Newspaper" shall mean a newspaper of general circulation in the relevant area, printed in the English language and customarily published on each Business Day; whenever successive publications in an Authorized Newspaper are required by this Indenture, such publications may be made on the same or different days and in the same or in different Authorized Newspapers.

Base Rate:

         The term "Base Rate" shall mean with respect to (a)
Commercial Paper Rate Notes, the Commercial Paper  Rate, (b)
LIBOR Notes, LIBOR and (c) Treasury Rate Notes, the Treasury
Rate.

Basis Point:

          The term "Basis Point" shall mean one-one hundredth of a percentage point.

Board of Directors:

           The term "Board of Directors" shall mean the Board of Directors of the Company or the Executive Committee of such Board or any other duly authorized Committee of such Board.

Board Resolution:

          The term "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

Business Day:

         The term "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions or trust companies in the Borough of Manhattan, the City and State of New York, are obligated or authorized by law or executive order to close.

Calculation Agent:

            The term "Calculation Agent" for a particular
Floating Rate Note shall mean the Trustee, unless otherwise provided for in the applicable Company Order.

Calculation Date:
           The term "Calculation Date" shall mean with regard to any particular Interest Determination Date, the tenth calendar day after such Interest Determination Date, or, if any such day is not a Business Day, the next succeeding Business Day.

Commercial Paper Rate:

           The  term  "Commercial  Paper  Rate"  for   a
particular Floating Rate Note, unless otherwise indicated
in the applicable Company Order, shall mean, with respect
to any Commercial Paper Rate Interest Determination Date, the Money Market Yield on such date of the rate for commercial paper having the Index Maturity specified in such Company Order, as such rate shall be published
in H.15(519) under the heading "Commercial Paper". In the event that such rate is not published prior to 3:00 P.M., New York City time, on the Calculation Date pertaining to such Commercial Paper Rate Interest Determination Date, then the Commercial Paper Rate shall be the Money Market Yield on such Commercial Paper Rate Interest Determination Date of the rate for commercial paper of the specified Index Maturity as published in Composite Quotations under  the heading "Commercial Paper". If by 3:00 P.M., New
York City time, on such  Calculation Date  such  rate   is
not published in either H.15(519) or Composite Quotations, then the Commercial Paper Rate for such Commercial Paper Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on such Commercial Paper Rate Interest Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the specified Index
Maturity placed for an industrial issuer whose bond rating is "AA", or the equivalent, from a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as set forth above,the Commercial Paper Rate will be the Commercial Paper Rate in effect on such Commercial Paper Rate Interest Determination Date.

Commercial Paper Rate Interest Determination Date:

          The term "Commercial Paper Rate Interest
Determination Date" for a Commercial Paper Rate Note shall mean the second Business Day preceding its Interest Reset
Date.

Commercial Paper Rate Notes:

          The term "Commercial Paper Rate Notes" shall mean Floating Rate Notes which are specified in the applicable Company Order as having interest computed with reference to the Commercial Paper Rate.

Company:

          The term "Company" shall mean the corporation named as the "Company" in the first paragraph of this Indenture, and its successors and assigns.

Company Order:

            The term "Company Order" shall mean:

           (a) a written order signed in the name of the Company by the Chairman of the Board, the President or
any Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Company, and delivered to the Trustee, to authenticate a Note and to make it available for delivery, and specifying
for   such   Note    the following information:

          (1) the name of the Person in which a Note to be issued and authenticated shall be registered;

          (2)  the address of such Person;

          (3) the taxpayer identification number of such Person;

          (4) the principal amount of such Note and, if multiple Notes are to be issued to such Person, the denominations of such Notes;

         (5)  the Original Issue Date of such Note;

         (6) the date upon which such Note is scheduled to mature;

          (7) the Redemption Date and the price or prices at which such Note is redeemable at the option of the Company;

         (8) if the Note is a Fixed Rate Note, the rate of interest on such Note and the Interest Payment
Dates, if other than April 1 and October 1;

         (9)  if the Note is a Floating Rate Note, its:

(A)     Base Rate
(B)     Index Maturity
(C)     Interest Payment Dates
(D)     Initial Interest Rate
(E)     Maximum Interest Rate
(F)     Minimum Interest Rate
(G)     Interest Reset Dates
(H)     Initial Interest Reset Date
(I)     Interest Payment Dates
(J)     Spread
(K)     Spread Multiplier

           (10)  all  other  information  necessary for
the issuance of such Note; or

          (b)  confirmation given to the Trustee  by
an officer of the Company  designated  by  an
Officers'  Certificate, by telephone, confirmed  by
telex or facsimile or similar writing,of the
information given to the Trustee by an Authorized
Agent for the issuance of a Note, and the written
order of the Company to authenticate   such  Note  and
to  make  it   available for delivery.

Composite Quotations:

           The  term  "Composite Quotations" shall
mean the daily statistical release "Composite 3:30
P.M. Quotations for U.S. Government Securities" or any successor publication published by the Federal Reserve
Bank of New York.

Corporate Trust Office of the Trustee:

           The   term  "corporate trust  office  of
the Trustee," or other similar term, shall mean the principal corporate trust office of the Trustee in the Borough of Manhattan, the City and State of New
York, at which at any particular time its corporate trust business shall be administered, which office is at the date of the execution of this Indenture located at 101 Barclay Street, 21 W, New York, New York 10286.

CUSIP:

               The    term   "CUSIP"   shall   mean
the registered trademark "Committee on Uniform
Securities Identification Procedures" or "CUSIP"  and
a unique system of identification  of  each public
issue    of    a   security  owned   by   the
American Bankers Association and administered by Standard and Poor's Corporation, as agent of the American Bankers Association.

Depositary:

           The  term  "Depositary"  shall  mean,
unless otherwise specified by the Company pursuant  to
Section  2.05 hereof, The Depository Trust Company,
New York, New York, or any successor thereto
registered and qualified under  the  Securities and
Exchange   Act   of   1934,   as  amended,   or
other applicable statute or regulation.

Discharged:

           The   term   'Discharged"  shall   have
the meaning specified in Section 5.01(c).

Event of Default:

          The term "Event of Default" shall mean any event specified in Section 8.01, continued for the period of time,if any, and after the giving of the notice, if any, therein designated.

Fixed Rate Note:

          The  term "Fixed Rate Note" shall mean a
Note which bears  interest  at  a  fixed  rate
specified  in   the applicable Company Order.

Floating Rate Note:

            The   term   "Floating  Rate   Note"
shall mean a Commercial Paper Rate Note, a LIBOR Note or a Treasury Rate Note.

Global Note:

           The   term  "Global Note" shall mean a
single Note that pursuant to Section 2.05 is issued to evidence Notes having identical terms and provisions, which is delivered to the Depositary or pursuant to instructions of the Depositary and which shall be registered in the name of the Depositary or its nominee.

H.15(519):

         The term "H.15(519)" shall mean the
publication "Statistical Release H.15(519), Selected
Interest Rates" or any successor publication
published  by  the   Board   of Governors of
the Federal Reserve System.

Indebtedness:

            The  term  "Indebtedness"  shall  mean
with respect to any Person    (i)   any  liability of
such  Person  (a) for borrowed money, or (b)
evidenced   by  a bond, note,  debenture   or similar
instrument (including  purchase  money  obligations
but  excluding trade payables),   or   (c) for the
payment of money  relating to  a lease that is
required to be classified as a capitalized lease
obligation   in   accordance  with  generally
accepted accounting principles;  (ii) any liability of
others  described  in the preceding clause (i) that
such Person has  guaranteed, that is recourse   to
such  Person or that is  otherwise its legal
liability; and   (iii)  any  amendment,  supplement,
modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (i) and (ii) above.

Indenture:

         The term "Indenture" shall mean this
instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

Index Maturity:

           The  term  "Index Maturity" of  a
particular Floating Rate Note shall mean the period to Maturity of the instrument or obligation from which the Base Rate of such Floating Rate Note is calculated, as specified in the applicable
Company Order.

Initial Interest Rate:

           The  term  "Initial  Interest  Rate"  for
a particular Floating Rate  Note  shall  mean  the
interest   rate specified in the applicable   Company
Order as  in  effect   from   the Original
Issue Date   of  such Floating Rate Note to its First
Interest Reset Date.

Interest Accrual Period:

          The  term  "Interest  Accrual  Period"  for
a particular Floating  Rate Note shall mean the period
from the  date of issue of   such Floating Rate Note,
or from an Interest Reset Date, if any, to its next subsequent Interest Reset Date.

Interest Determination Date:

           The  term "Interest Determination Date"
shall mean each Commercial   Paper   Rate Interest
Determination   Date, LIBOR Interest Determination
Date   and   Treasury   Rate   Interest Determination
Date.

Interest Factor:

          The term "Interest Factor" for a Floating
Rate Note for each   day   in   an  Interest Accrual
Period  for  such Floating Rate Note   shall  be
computed  by  dividing  the   Interest Rate applicable
to   such  day  by 360 in the case of Commercial
paper Rate Notes and LIBOR Notes or by the actual number of days in the year in the case of Treasury
Rate Notes.

Interest Payment Date:

           (a)   The  term "Interest Payment Date"
shall mean with respect  to  a Floating Rate Note
which has an  Interest Reset Date which   is   (1)
daily, weekly or  monthly:  the  third Wednesday of
each   month  or  the third Wednesday  of  March,
June, September and December  of   each   year,   as
specified   in    the applicable Company Order,  (2)
quarterly: the third  Wednesday  of  March, June,
September   and December of each year, (3)
semiannually: the third Wednesday  of  the two months
of each year specified  in the applicable  Company
Order;  (4)  annually:  the   third Wednesday of the
month specified in the applicable Company Order and,
in each case,  at Maturity.  If any Interest Payment
Date (other than at Maturity)  for any Floating Rate
Note would fall  on   a day that is not a Business Day
with respect to such Floating  Rate Note,such Interest
Payment Date will be the following day that is a Business Day with respect to such Floating Rate
Note, except that, in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding day that is a Business Day with respect to such LIBOR Note;

    (b)   the  term "Interest Payment Date" shall mean
with respect to a Fixed Rate Note each April 1 and
October 1, or such other   dates   which  are
specified in  the  applicable Company Order during
the period such Fixed Rate Note is outstanding, the
date of Maturity of such Fixed Rate Note, and with
respect to defaulted   interest  on  such  Fixed  Rate
Note,   the date established by  the  Company  for
the  payment  of  such  defaulted interest.

Interest Payment Period:

          The term "Interest Payment Period" shall mean for:
          (a)  each Floating Rate Note on which
interest is reset monthly, quarterly, semiannually or annually, and each Fixed Rate Note, the period:

                (1)    beginning  on and  including  the
Original Issue Date of such Note or the most recent Interest Payment Date on which interest was paid on such Note, and

                (2)   ending  on but not including   the
next Interest Payment   Date   or, for the  last
Interest Payment Period, Maturity, of such Note;

          (b)  each Floating Rate Note on which
interest is reset daily or weekly, the period:

                (1)    beginning  on and  including  the
  Original Issue Date of such Floating Rate Note, or beginning on but excluding the most recent Record Date through which interest was paid on such Note, and

                (2)    ending on and including the  next
Record Date or,  for  the  last Interest  Payment
Period, ending on but excluding Maturity, of such
Note; provided, however, that the first  Interest
Payment Period for any Note   which has its Original
Issue date after a  Record Date and prior to its next
Interest Payment Date, shall begin  on and include
such Original Issue Date and (i)  end  on  and
include the next Record  Date  for Floating Rate
Notes  on  which interest is reset   daily or weekly,
and (ii) end on but not include the second Interest
Payment Date after the Original Issue Date for all other Notes.

Interest Rate:

            (a)   The   term   "Interest  Rate"  for
a particular Floating Rate Note  shall mean (1) from
the date of  issue   of such Floating Rate  Note  to
the first Interest Reset Date  for  such Floating Rate
Note, the Initial   Interest Rate,  and   (2)   each
Interest Accrual Period   commencing  on  or after
such  First   Interest Reset Date, the
Base   Rate  with  reference to the Index Maturityfor
such Floating Rate Note as specified in the applicable
Company Order plus or minus    the   Spread,   if
any,  multiplied   by the Spread Multiplier, if any;
provided,  in  the  event  no  Spread  or  Spread
Multiplier is provided   in   such  Company Order,
the   Spread and Spread Multiplier shall  be zero and
one, respectively; provided, further, in
no event  shall  the  Interest Rate  be  greater  than
the Maximum Interest   Rate,   if  any, or less  than
the   Minimum Interest Rate, if any;  and provided,
further, the Interest Rate in effect for the ten
days  immediately prior to Maturity  will  be  the
Interest Rate in   effect  on  the  tenth day
preceding such  Maturity and provided, further, the
Interest Rate will in no event be  higher than the
maximum rate permitted by applicable state law,  as
the same may be   modified   by   United  States  laws
of   general application.

            (b)    The   term  "Interest  Rate"  for
a particular fixed Rate Note shall mean the interest rate specified in the applicable Company Order.

Interest Reset Date:

           The term "Interest Reset Date" shall mean,
in the case of   a  Floating  Rate Note specified in
the  applicable Company Order as   being   reset  (a)
daily:  each Business  Day;  (b) weekly: the Wednesday
of  each week (with the exception  of  weekly reset
Treasury   Rate Notes which reset the Tuesday  of
each week, except as  specified  below); (c) monthly:
the third Wednesday of each month;  (d)  quarterly:
the third  Wednesday  of  March, June, September and
December;  (e)   semiannually:    the third Wednesday
of the two months  specified in the applicable
Company Order; and (f) annually: the third Wednesday
of the month specified  in the applicable  Company
Order.  If any Interest  Reset  Date for a Floating
Rate Note would otherwise be a day which is not a
Business   Day,  such  Interest  Reset  Date  shall be
postponed to the next  succeeding day that is a
Business Day, except that in the case  of  a LIBOR
Note, if such Business Day is  in  the next succeeding
calendar  month, such  Interest  Reset  Date shall be
the next preceding Business Day.  If, in  the  case
of  a Treasury Rate Note,   an  Interest Reset Date
shall fall on a  day  on which the Treasury  auctions
Treasury Bills, then  such  Interest Reset Date shall
instead  be  the first Business  Day   following such
auction.

LIBOR:

           The   term  "LIBOR" for a particular
Floating Rate Note, unless   otherwise  indicated in
the applicable  Company Order, shall mean,  with
respect to any LIBOR Interest Determination Date, the
rate determined  on  the basis of  the  offered  rates
for deposits (in  United  States  dollars and in a
principal amount equal to an amount of not less  than
$1,000,000   that   is representative for a single
transaction  in such market at  such  time   for the
period of the   Index   Maturity  specified  in   the
applicable Company Order),commencing on   the   second
London   Banking    Day immediately following such
LIBOR Interest Determination Date, which appears as of
11:00 A.M.,  London time, on the Reuters Screen LIBO Page
on the Reuters Monitor   Rates    Service  on   the
LIBOR   Interest Determination Date. If   at   least
two such offered rates appear  on  the Reuters Screen
LIBO   Page, LIBOR for such LIBOR Interest
Determination Date will be   the  arithmetic  mean
(rounded,  if  necessary,  to the nearest one hundred-
thousandth of a percent) of such  offered  rates as
determined by the Calculation Agent.  If fewer than
two such offered   rates   appear,  the Calculation
Agent shall request the principal London office of four major banks  in the London interbank  market  selected  by  the
Calculation  Agent to provide the Calculation Agent
with a quotation of  their   offered rates for
deposits (in United States dollars for the period of
the applicable  Index  Maturity and in  a  principal
amount equal to an amount of not less than  $1,000,000
that   is representative for a single   transaction
in  such  market  at  such   time) at approximately
11:00     A.M.,    London    time,   on    such
LIBOR Interest Determination Date  commencing  on  the
second  London  Banking   Day immediately
following  such LIBOR Interest Determination  Date.
If at least two   such   quotations  are provided,
LIBOR  for   such LIBOR Interest Determination  Date
will equal the arithmetic  mean  of such quotations.
If   fewer   than  two  quotations    are provided,
LIBOR for such   LIBOR  Interest  Determination
Date  will  equal the arithmetic mean  of  the rates
quoted by three major banks  in  The City of New
York,   as   selected  by  the  Calculation  Agent,
at approximately 11:00 A.M., New York City time, on
such LIBOR Interest Determination Date for loans to
leading European banks (in United States   dollars
for  the  period of  the   applicable Index Maturity
and  in  a  principal amount equal to an amount of not
less than $1,000,000 that is  representative  for   a
single transaction in such   market   at such time)
commencing on  the  second London Banking Day
following   such  LIBOR  Interest   Determination Date; provided,
however, that if the banks selected as aforesaid by
the Calculation  Agent are not quoting as set  forth
above, LIBOR will be    LIBOR    in    effect   on
such  LIBOR   Interest Determination Date.

LIBOR Interest Determination Date:

          The  term "LIBOR Interest Determination
Date" for a LIBOR   Note  shall  mean  the  Second
London Banking Day preceding its Interest Reset Date.

LIBOR Notes:

           The   term  "LIBOR Notes" shall mean
Floating Rate Notes which are specified in the applicable Company Order as having interest computed with reference to LIBOR.

London Banking Day:

          The  term "London Banking Day" shall mean
any day on which   dealings  in  deposits  in  U.S.
dollars are transacted in the London interbank market.

Maturity:

          The term "Maturity", when used with respect
to any Note,   shall  mean the date on which the
principal   of such Note becomes   due   and   payable
as  therein   or   herein provided, whether at the
stated   maturity  thereof  or  by   declaration of
acceleration, call for redemption or otherwise.

Maximum Interest Rate:

           The  term "Maximum Interest Rate" shall
mean the maximum rate   of   interest, if any, which
may accrue to any Floating Rate Note during any Interest Accrual Period as specified in the applicable Company Order.

Minimum Interest Rate:

           The  term "Minimum Interest Rate" shall
mean the minimum rate  of  interest, if any, which may
be applicable   to any Floating Rate   Note  during
any  Interest  Accrual  Period   as specified in the
applicable Company Order.

Money Market Yield:

          The  term  "Money Market Yield" shall  be
the yield (expressed   as  a percentage) calculated in
accordance with the following formula:


              Money Market Yield =     D x 360
                                     ___________ x 100

                                     360-(D x M)


where  "D"  refers  to the applicable  per  annum
rate for commercial paper   quoted   on a bank
discount basis and expressed as a decimal, and "M" refers to the actual number of days in the Interest Accrual Period for which interest is being calculated.

Mortgage Bonds:

          The term "Mortgage Bonds" shall mean the Company's mortgage bonds issued under the Mortgage.

Mortgage Indenture:

           The  term  "Mortgage  Indenture"  shall
mean the General Mortgage  Indenture  and  Deed  of
Trust  dated  as  of December 1, 1986,   from   the
Company to United Missouri Bank of Kansas City, N.A., as trustee, as from time to time supplemented and amended.

Mortgage Trustee:

           The term "Mortgage Trustee" shall mean the trustee at the time serving as such under the Mortgage Indenture.


Net Tangible Assets:

           The term "Net Tangible Assets" shall mean, at any time, the total assets less any amounts attributed to goodwill of the Company and its consolidated subsidiaries, determined on a consolidated basis in accordance with generally accepted accounting principles, as of the end of the most recently completed fiscal quarter of the Company for which financial information is then available.

Note or Notes; Outstanding:

           The   terms "Note or "Notes" shall mean any Fixed
Rate or Floating Rate  Note  or  Notes,  as  the  case may
be, authenticated and   delivered   under this
Indenture,  including   any GlobalNote. The   term
"outstanding,"  when  used   with reference to otes,
shall, subject to Section 10.04, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except

         (a) Notes theretofore cancelled by the Company or delivered to the Company for cancellation;

          (b)   Notes,  or  portions  thereof,  for
    the  payment   or  redemption  of which moneys  in the
    necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent), provided that if such Notes are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided in Article Three, or provisions satisfactory to the Trustee shall have been made for giving such notice;

          (c) Notes, or portions thereof, which shall have been Discharged; and

          (d) Notes in lieu of or in substitution for which other Notes shall have been authenticated and delivered, or which have been paid, pursuant to
    Section 2.07.

Noteholder:

           The   terms "Noteholder" or "holder of Notes" shall
mean any Person in whose name at the time a particular Note is registered on the books of the Company kept for that purpose in accordance with the terms hereof.

Officers' Certificate:

           The   term  "Officers' Certificate" when used
with respect to   the  Company,  shall mean a certificate  signed
by the Chairman of the Board, the President or any Vice President and by the Secretary or an Assistant Secretary of the Company.
Each such certificate shall include the statements provided for in
Section  15.05  if  and to the extent required  by  such Section.

Opinion of Counsel:

          The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of the Company, or such other counsel who is satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 15.05 if and to the extent required by such Section. In the event that the Indenture requires the delivery of an Opinion of Counsel to the Trustee,the text and substance of which has been previously delivered to the Trustee, the Company may satisfy such requirement by the delivery by the legal counsel that delivered such previous Opinion of Counsel of a letter to the Trustee to the effect that the Trustee may rely on such previous Opinion of Counsel as if such Opinion of Counsel was dated and delivered the date delivery of such Opinion of Counsel is required.

Original Issue Date:

         The term "Original Issue Date" shall mean for
a particular   Note, or portions thereof, the  date upon which
it, or such portion, was issued by the Company pursuant to this Indenture and authenticated by the Trustee
(other than in connection with a transfer, exchange or substitution).

Permitted Encumbrances:

         The term "Permitted Encumbrances" shall mean:

         (a)  (i)  any mortgage, pledge or other lien
    or encumbrance on any property hereafter acquired or
    constructed by the Company or a Subsidiary,  or on
    which property   so constructed is located, and
    created  prior to, contemporaneously with or within
    360  days      after, such acquisition or construction
    or the commencement      of commercial  operation  of
    such property  to  secure or  provide or the payment
    of any part of the purchase or
    construction price of  such  property, or (ii) any
    mortgage, pledge, or     other lien or encumbrance
    upon  property existing at the time     of
    acquisition  thereof  by      the  Company  or  any
    Subsidiary,    whether   or  not   assumed  by  the
    Company   or such Subsidiary, or
    (iii)  any  mortgage,  pledge,  or  other  lien
    or  encumbrance existing   on  the  property,  shares
    of    stock or indebtedness of a  corporation at the
    time such      corporation  shall become a Subsidiary,
    or any pledge of the     shares of stock of such
    corporation  prior to, contemporaneously  with  or within
    360  days   after  such  corporation  shall
    become   a     Subsidiary to secure or provide for the
    payment of any part      of the purchase   price  of
    such  stock,  or  (iv)  any   conditional sales
    agreement or other  title  retention    agreement with
    respect to     any  property  hereafter      acquired
    or  constructed; provided     that,  clauses (i)
    through (iv) shall not apply  to any    property
    acquired by  the  Company   from   any Subsidiary or by
    any   Subsidiary  from  the  Company  or  another
    Subsidiary,and provided  further,  that in the  case
    of   clauses (i)through  (iv),   the lien of any such
    mortgage,  pledge  or other lien does not spread to
    property owned by   the Company or any  Subsidiary
    prior   to   such        acquisition   or construction
    or to other  property    thereafter acquired or
    constructed other than   additions to such acquired or constructed
    property and other than  property  on  which property  so
    constructed is located;   and  provided,  further, that if a firm
    commitment     from a     bank, insurance company
    or other lender or investor   (not including  the
    company or other lender or  investor    (not including
    the Company, a Subsidiary or an Affiliate of
    the Company) for the financing of the
    acquisition or construction   of   property
    is   made    prior to, contemporaneously with   or  within  the 360-
    day  period     hereinabove referred to, the
    applicable  mortgage,    pledge,  lien    or
    encumbrance    shall     be  deemed  to be   permitted
    by this subsection (a) whether or not created or assumed within such period;

     (b)   any  mortgage,  pledge  or  other  lien or
    encumbrance created for the sole purpose of
    extending,     renewing or refunding any mortgage,
    pledge, lien or     encumbrance permitted    by
    subsection   (a)    of    this     definition;
    provided, however,    that   the   principal
    amount    of indebtedness secured thereby shall not
    exceed  the principal amount of indebtedness  so
    secured  at  the    time of  such extension, renewal
    or  refunding  and  that      such  extension, renewal
    or refunding  mortgage, pledge,    Lien  or
    encumbrance shall be     limited   to  all or any part
    of the same property that secured the   mortgage,
    pledge     or  other   lien    or encumbrance
    extended, renewed or     refunded;


    (c)   liens  for  taxes  or  assessments   or
    governmentalcharges or levies not then due and
    delinquent or the validity of which is being
    contested in good faith,
    and   against   which  an  adequate  reserve  has
    been  established;liens  on  any property created in
    connection with pledges or deposits  to secure public or
    statutory  obligations or to secure  performance  in
    connection with bids or contracts; materialmen's, mechanics', carrier's, workmen's, repairmen's or other like liens; or
    liens  on any  property created in connection with deposits to obtain  the  release  of such liens;  liens on any
    property created connection with deposits   to   secure surety, stay,
    appeal or customs bonds; liens  created by or
    resulting from any  litigation or legal proceeding which is currently being contested in good faith
    by appropriate proceedings; leases and liens, rights or
    reverter and other possessory rights of the lessor
    thereunder; zoning restrictions, easements, rights-
    of-way or other  restrictions on the use of real property
    or minor irregularities in the title thereto; and
    any  other liens and encumbrances similar to
    those described in this subsection (c), the
    existence of which does not, in
    the opinion of the Company, materially impair the
    use by the Company or a Subsidiary of the affected property in the operation  of  the  business  of  the  Company  or a
    Subsidiary, or the value of such property for the
    purposes   of such business;

           (d)   any  mortgage,  pledge  or  other
lien or encumbrance created  after  the date of this
Indenture on  any property leased   to   or  purchased by
the  Company or  a Subsidiary after that date and securing,directly or indirectly, obligations issued by a State, a
territory or a possession  of the United States, or any political subdivision of any of the foregoing, or the District
of  Columbia, to finance the cost of  acquisition  or
cost of    construction  of  such property; provided
that the interest paid on such obligations is entitled  to  be  excluded
from   gross  income  of the recipient
pursuant   to  Section 103(a)(1) of  the  Internal
Revenue Code   of   1986,  as  amended  (or  any
successor  to such provision), as in  effect  at  the
time  of  the issuance   of such obligations;

           (e)   any  mortgage,  pledge  or  other
lien or
     encumbrance on any property now owned or
     hereafter acquired or constructed by the Company
     or a Subsidiary,  or  on
      which property  so  owned, acquired  or
      constructed  is located, to secure or provide
      for the payment of any part of the construction
      price  or cost of  improvements of
    such property, and created prior to,
contemporaneously with
or within 360 days after, such construction or
improvement;
provided that if a firm commitment from a bank,
insurance  company or other lender    or   investor
(not   including
the Company,  a Subsidiary or an Affiliate of the
Company)   for the financing of the acquisition or
construction of
property  is   made prior to, contemporaneously with
or  within the 360-day period hereinabove   referred
to,   the
applicable mortgage, pledge, lien or encumbrance shall be deemed to be permitted by this subsection (e) whether or not created or assumed within such period; and

           (f)   any  mortgage,  pledge  or  other
lien
    or encumbrance not   otherwise permitted  under
this     Section; provided that the aggregate amount
of indebtedness     s    ecured by all such mortgages,
pledges,  liens or       encumbrances  does not exceed
the greater of 15% of Net     Tangible Assets.

Person:

         The term "Person" shall mean any individual,
corporation,  partnership, joint  venture,
association, joint-
stock company, trust,   unincorporated   organization
or
government or any agency or political subdivision thereof.

Principal Executive Offices of the Company:

           The term "principal executive offices of the
Company" shall mean the place where the main corporate offices of the Company are located, currently 1201
Walnut, Kansas City, Missouri 64106, or such other place where the main corporate offices of the Company are located as designated in an Officer's
Certificate delivered to the Trustee.

Principal Facility:

          The term "Principal Facility" shall mean the real property, fixtures, machinery and equipment relating to any facility owned by the Company or any Subsidiary
(which may
include a network of electric or gas distribution facilities or a network of electric or gas transmission facilities), except any facility that, in the opinion of the Board of Directors, is not of material importance to the business conducted by the Company and its Subsidiaries, taken as a whole.

Record Date:

          The  term  "Record Date" shall  mean  for
the Interest Payment Date   for  the payment of
interest  for
an Interest Payment Period  for  a  particular Note
(a)  the
day  which  is fifteen calendar days prior to such
Interest  Payment  Date, whether or not such day is a
Business Day, (b) the date of Maturity  of such Note,
unless such date of Maturity for a Fixed Rate Note is
an April 1 or an October 1, in which event the Record
Date will be as   provided in clause (a), and (c) a
date which is not less than five Business Days preceding the Interest Payment Date of defaulted interest on such Note established by notice given by first-class mail by or on behalf of the Company to the holder of such Note not less than fifteen days prior to such Interest Payment Date.

Redemption Date:

           The   term "Redemption Date" for a Note
shall mean
the date on or after which such Note is redeemable at the option of the Company.

Regulated Subsidiary:

         The term "Regulated Subsidiary" shall mean
any Subsidiary  which owns or operates facilities
used  for the
generation,  transmission  or distribution  of
electric energy
and is  subject  to  the  jurisdiction of  any
governmental authority of the    United   States   or
any  state  or   political subdivision thereof, as  to
any of its:  rates; services; accounts; issuances of
securities;  affiliate       transactions; or
construction, acquisition or   sale   of
any such facilities, except  that   any "exempt
wholesale generator",   as   defined  in  15   USC
79z-5a(a)(1), "qualifying facility",   as   defined
in  18  CFR   29z,101(b)(1), "foreign utility
company",  as   defined  in  15 USC  79z-5b(a)(3)
and "power marketer", as defined  in  Northwest  Power
Marketing  Company, L.L.C., 75
FERC Section 61,281, shall not be a Regulated
Subsidiary.

Responsible Officer:

         The term "responsible officer" or
"responsible officers"   when used with respect to the
Trustee  shall
mean one or more  of  the  following:   the chairman
of  the  board of directors, the  vice  chairman  of
the  board  of  directors,  the chairman of the
executive  committee, the president, any vice
president, the cashier,   the   secretary,  the
treasurer,  any  trust officer, any assistant trust
officer,  any  second  or   assistant vice president,
any    assistant   cashier,  any  assistant
secretary, any
assistant treasurer, or any other officer or assistant
officer  of the Trustee  customarily  performing
functions  similar  to those performed  by  the
persons who at the time   shall   be such officers,
respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

Spread:

            The   term   "Spread"   applicable   to
a particular Floating Rate Note shall mean the number of Basis Points above or below the Base Rate for such Floating Rate Note as specified in the applicable Company Order.

Spread Multiplier:

           The   term   "Spread  Multiplier"
applicable to  a
particular Floating  Rate Note shall mean the
percentage   of   the Base Rate applicable to the
Interest Rate for such Floating Rate Note as specified in the applicable Company Order.

Subsidiary:

           The   term   "Subsidiary"  shall   mean
any corporation of which  at  least  a  majority of
the  outstanding  stock having by the terms  thereof
ordinary voting power to elect a majority of the
directors  of such corporation, irrespective of
whether or not at the   time        stock  of  any
class  or  classes  of  such corporation shall have or
might  have votig power by  reason  of  the happening
of any contingency, is at the time, directly  or
indirectly, owned or controlled by the   Company  or
by  one   or   more Subsidiaries thereof,or by the
Company and one or more Subsidiaries.

Treasury:

          The  term  "Treasury" shall  mean  the
United States
Department of Treasury.

Treasury Bills:

            The   term   "Treasury  Bills"  shall
mean direct
obligations of the United States.

Treasury Rate:

           The  term  "Treasury Rate" for  a
particular Floating Rate Note,   unless  otherwise
indicated  in  the  Applicable Company Order, shall
mean with respect to any Treasury Rate Interest
Determination  Date,  the rate applicable  to  the
most recent auction of Treasury Bills having the Index
Maturity specified in the  applicable Company Order,
as such rate is published in H.15(519) under the
heading "Treasury  bills-auction average (investment)"
or, if not so published by 3:00 P.M.,  New York City
time, on the  Calculation Date  pertaining  to  such
Treasury Rate Interest   Determination  Date,  the
auction   average rate (expressed as   a  bond
equivalent on the basis of a year of 365 or 366 days,
as   applicable,  and  applied  on  a  daily  basis)
as otherwise announced  by  the  Treasury.  In  the
event  that  the results of the
auction   of   Treasury  Bills  having   the
specified Index
Maturity are not reported as provided by 3:00 P.M.,
New  York  City time, on such Calculation Date, or if
no such auction is held  in a particular week,  then
the  Treasury  Rate  shall  be
calculated by the   Calculation   Agent and shall  be
a   yield to maturity (expressed as   a  bond
equivalent on the basis of a year of 365 or 366 days,
as   applicable,  and  applied  on  a  daily  basis)
of the arithmetic mean    of  the  secondary  market
bid  rates,  as of approximately 3:30 P.M., New York
City time, on such Treasury Rate Interest
Determination  Date,  of  three leading  primary
United States government
securities  dealers   selected   by    the
Calculation Agent, for   the   issue  of  Treasury
Bills with a remaining maturity closest to the applicable Index Maturity; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as set forth above, the Treasury Rate will be the Treasury Rate in effect on such Treasury Rate Interest Determination
Datte.

Treasury Rate Interest Determination Date:

         The    term    "Treasury    Rate   Interest
Determination Date" for  a Treasury Rate Note shall
mean the day of the week in which its   Interest
Reset  Date  falls on  which   Treasury Bills normally
would   be auctioned, provided, however, that  if  as
a result of a legal  holiday an auction is held on the
Friday  of  the week preceding   such   Interest
Reset  Date,  the   related Treasury Rate Interest
Determination  Date  shall  be  the  preceding Friday.

Treasury Rate Notes:

           The  term  "Treasury Rate Notes"  shall
mean Floating Rate Notes  which  are  specified in the
applicable  Company Order as having     interest
computed  with  reference   to   the Treasury Rate.

Trustee:

           The term "Trustee" shall mean The Bank of
New York
and, subject   to  Article  Nine,  shall  also
include   any successor Trustee.

U.S. Government Obligations:

           The  term "U.S. Government Obligations"
shall mean
(a) direct  non-callable   obligations   of,    or
non-
callable obligations guaranteed   as  to  timely
payment  of  principal   and interest by, the United
States  of  America or an  agency  thereof   for the
payment of which obligations or guarantee the full
faith and credit of the United States is pledged or
(b) certificates or receipts representing  direct
ownership interests in  obligations or specified
portions  (such  as  principal  or  interest) of
obligations
described   in  (a) above, which obligations  are
held by  a
custodian in   safekeeping  on  behalf  of  such
certificates  or receipts.

Wholly-Owned Subsidiary:

         The term "Wholly-Owned Subsidiary" shall mean
a Subsidiary   of   which  all of the outstanding
voting
stock (other than   directors'  qualifying shares) is
at the time, directly or indirectly, owned by the Company, or by one or more Wholly-Owned
Subsidiaries of the Company or by the Company and one or more Wholly-Owned Subsidiaries.


                           ARTICLE TWO.
 Form,  Issue,  Execution, Registration  And  Exchange
Of Notes.

         Section 2.01.  Form Generally.

          (a)   The  Notes shall be titled  "Medium-
Term Notes", and, if such Notes shall be in the form
of (a) a Fixed Rate Note which   is a Global Note,
shall be in substantially  the form set forth   in
Exhibit A, (b) a Fixed Rate Note  which  is not  a
Global Note,  shall  be  in  substantially the form
set  forth in Exhibit B, (c)  a  Floating Rate Note
which is a Global Note, shall be in substantially  the
form set forth in  Exhibit   C,   and (d)  a Floating
Rate  Note  which  is  not  a  Global  Note,  shall
be in substantially the  form set forth in Exhibit D,
to this Indenture,  or in any such   case    such
other form as shall be  established by  a Board
Resolution,  or an Officers' Certificate pursuant  to
a Board Resolution,    or    in   one   or    more
indentures supplemental hereto, in
each case with such appropriate insertions, omissions,
substitutions  and  other  variations  as  are
required or
permitted by  this  Indenture, and may have such
letters,  numbers or other marks of identification
and  such   egends    or endorsements placed thereon
as may be required to comply with the rules  of any
securities exchange or with applicable law or as may,
consistently    herewith,   be   determined    by
the
officers executing such   Notes,  as evidenced by
their execution  of  such Notes. If the  form of Notes
is established by a Board Resolution, or an Officers'
Certificate pursuant to a Board Resolution,  a copy of
such  Board Resolution or Officer's  Certificate
shall be delivered to  the  Trustee  at  or prior to
the  delivery  to  the Trustee of the Company
Order  contemplated  by  Section 2.05 for the
authentication
and delivery of such Notes. (b)  The definitive Notes
shall be printed, lithographed  or engraved on steel
engraved  borders  or may be produced  in  any  other
manner, all as  determined   by the officers executing
such Notes, as evidenced by their execution of such Notes.

         Section 2.02.  Form of Trustee's Certificate
of Authentication. The Trustee's certificate of authenticationon all Notes shall be in substantially the following form: Trustee's Certificate of Authentication

           This   is   one   of  the  Notes
designated
thereinreferred to in the within-mentioned Indenture.



                                  The Bank of New
York,
                                   as Trustee



By_____________________
                                  Authorized Signatory


            Section   2.03.    Amount   Limited.  The
aggregate
principal amount   of   Notes  which  may  be
authenticated   and delivered under this Indenture  is
limited to $300,000,000,  or   such lesser amount as
may from time to time be established by an Officers'
Certificate delivered to the Trustee.

             Section   2.04. Denominations, Dates,
Interest
Payment and Record Dates.

          (a)  The Notes shall be issuable in
registered form
without   coupons   in   denominations  of  $1,000
and
integral multiples of $1,000 in excess thereof.

          (b)  Each Note shall be dated and issued as
of the
date of  its  authentication by the Trustee, and
shall  bear an
Original Issue  Date or, as provided in Section
2.12(e),  two  or more Original   Issue   Dates;
each   Note   issued    upon transfer, exchange or
substitution  of  a Note shall bear the  Original
Issue Date or Dates   of such transferred, exchanged
or  substituted Note, subject to Section 2.12(e).

          (c)  Each Note shall bear interest, if any,
at its
Interest   Rate during each Interest Payment Period
for such
Note, from  the  later  of  (1) its Original Issue
Date  (or, if
pursuant to Section2.12,  a Global Note has two or
more  Original
Issue Dates, interest  shall, beginning on each such
Original  Issue Date, begin to   accrue  for  that
part of the principal amount   of such Global Note  to
which that Original Issue Date is applicable), or (2)
the most recent date to which any interest has been
paid  or duly provided  for until the principal of
such Note  is  paid or made available  for payment,
and Accrued Interest   on   each Note shall be payable
for   each  Interest Payment  Period  on   the
Interest Payment Date  immediately  subsequent to the
Record  Date   for the payment of
interest for such Interest Payment Period.

           (d)   All  percentages  resulting  from
any calculation of the  Interest  Rate for a Floating
Rate  Note  shall  be rounded, if necessary,   to
the   nearest  one  hundred-thousandth of  a
percentage point,   with   five  one-millionths  of  a
percentage point rounded upward  (e.g.,  9.876545% (or
 .09876545)  being  rounded to 9.87655% (or
 .0987655)), and all dollar amounts used in or resulting from such calculation shall be rounded to the nearest cent (with one-half cent being rounded upward).

            (e)   Each  Note  shall  mature  on  a
date specified in such Note   not less than nine
months nor more than 30  years after its Original
Issue  Date,  and  the principal  amount   of each
outstanding Note   shall   be   payable   on   the
maturity   date specified therein.

           (f)   The  Person  in  whose  name  any
Note is
registered at the close of business on any Record Date
with respect to an Interest  Payment Date for such
Note shall  be  entitled to receive the  Accrued
Interest  payable on  such  Note  on  such Interest
Payment   Date notwithstanding the cancellation of
such Note upon any  registration of transfer, exchange
or  substitution of such Note   subsequent  to  such
Record Date  and  prior   to such Interest Payment
Date.

           (g)   The Company shall cause the
Calculation
Agent to calculate   each   Interest  Rate  applicable
to   each Floating Rate Note   in   accordance  with
this Indenture,   and   the Company shall, or shall
cause the Calculation Agent to, notify the Trustee of each determination of such Interest Rate promptly after such determination.

            (h)      On   the   fifth   Business
Day immediately preceding each Interest Payment Date,
the Trustee shall furnish to the Company  a  notice
setting forth the total  amount   of the Accrued
Interest payments to be made on such Interest  Payment
Date and to the  Depositary, a notice setting forth
the total amount of Accrued Interest payments to be
made on Global Notes  on such Interest Payment Date.
The Trustee will provide monthly to the Company   a
list  of the principal of and  any  premium and
Accrued Interest
to   be paid on Notes in the next  succeeding month
and tot the Depositary  a list of the principal  of
and   any premium and Accrued Interest to be paid on
Global Notes in the such succeeding month.  Promptly
after the first Business Day of each month, the
Trustee shall furnish to  the  Company   a written
notice setting   forth  the aggregate principal amount
of  the Global Notes. The Company will provide to the
Trustee not later  than the payment date  sufficient
moneys to  pay  in  full  all principal of and   any
premium and Accrued Interest payments due  on such
payment date. The    Trustee   shall  assume
responsibility for withholding taxes on interest paid
as required by law. (i)  Upon   the  request of any
Noteholder of a Floating Rate Note, the Trustee shall provide to such Noteholder the Interest Rate then in effect and, if determined, the Interest Rate that will become effective on the next
Interest Reset Date, with respect to such Floating
Rate Note.

            Section  2.05.   Execution,
Authentication, Delivery and Dating.

          (a)  The Notes shall be executed on behalf
of the
Company by the Chairman of the Board, the President or any Vice President under its corporate seal (which may be in the form of a facsimile thereof and may be printed, engraved or otherwise reproduced thereon) attested by the Secretaryor an Assistant Secretary. The signature of any of such officers on any Notes may be manual or facsimile.

             (b)     Notes   bearing   the   manual or
facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

          (c)   At any time and from time to time
after the
execution  and delivery of this Indenture, the
Company may
deliver Notes executed by  the  Company  to  the
Trustee for
authentication, together with   one  or  more  Company
Orders    for the authentication and   delivery   of
such  Notes,  and  the  Trustee  in accordance with
any   such  Company Order shall authenticate such
Notes and make them available  for delivery.  Prior to
authenticating such Notes, and  in accepting the
additional responsibilities  under this Indenture in
relation to such Notes, the Trustee  shall be entitled
to  receive the following only at  or   before the
first issuance  of Notes, and (subject to Section
9.01)  shall be fully protected in relying upon:

           (1)   a  Board  Resolution  authorizing
this  Indenture and  the  Notes, and if applicable, an
appropriate record  of any  action  taken  pursuant
to  such   Board Resolution, certified by the
Secretary or an Assistant     Secretary of   the
Company;

          (2)  an Officers' Certificate designating
one or
     more  Authorized Agents and officers of the
Company
     who are authorized  to  give Company  Orders  for
the   issuance of,   and  specifying  terms  of,
Notes  and,   if
    appropriate, setting forth the form of Notes  in
accordance    with  Section 2.01;

          (3)  an Opinion of Counsel stating,

              (A)  if the form of Notes has been
         established by or pursuant to a Board
         Resolution or, an Officers' Certificate
         pursuant to a Board Resolution, or in a
         supplemental indenture as permitted by
         Section 2.01, that such form has been
         established in conformity with this
         Indenture;
              (B)  that the Indenture has been duly
         authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;
              (C)  that the Indenture is qualified
         under the TIA;
              (D)  that any supplemental indenture
         referred to in (A) above has been duly
         authorized, executed and delivered by the Company and constitutes a legal, valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;
              (E)  that the Notes, when
         authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;
              (F)  that all laws and requirements in
         respect of the execution, delivery and sale by the Company of the Notes have been complied with;
              (G)  that the Company is not in
         default in any of its obligations under
         this Indenture, and that the issuance of the Notes will not result in any such default; and
              (H)  such other matters as the Trustee
         may reasonably request.
         (d) The Trustee shall have the right to decline to authenticate and deliver any Note:

          (1) if the issuance of such Note pursuant to this
     Indenture will affect the Trustee's own rights, duties
     or immunities under the Notes and this Indenture or
        otherwise in a manner which is not reasonably acceptable to the Trustee;

         (2) if the Trustee, being advised by counsel, determines that such action may not lawfully be taken;
      or

          (3) if the Trustee in good faith by its Board of Directors, executive committee or a trust committee of directors and/or responsible officers in good faith determines that such action would expose the Trustee to personal liability to holders of any outstanding
Notes.

          (e)   No Note shall be entitled to any benefit
under
               this Indenture or be valid or obligatory  for
any purpose unless there appears on such  Note
a certificate of authentication
                substantially  in the form provided for
herein         executed by the Trustee  by manual signature,
and such certificate  upon
any Notes hall be conclusive evidence, and the
only evidence, that such Note has been duly
authenticated and delivered hereunder and is
entitled to the benefits of this Indenture,
provided, however, that  if  any  Note  shall
have been authenticated  and delivered
hereunder but never issued and sold by the
Company,  and the Company shall  deliver  such
Note  to  the   Trustee for cancellation as
provided in Section 2.09, for all purposes of
this Indenture such Note shall be  deemed              never
to have  been authenticated
               and delivered  hereunder  and shall never  be
entitled to the benefits of this Indenture.

            Section  2.06.   Exchange  and  Registration of
Transfer of Notes.

           (a)   Subject  to  Section  2.12,  Notes  may be
exchanged for    one    or  more  new  Notes,  of  any
authorized denominations and of a   like  aggregate
principal amount and stated maturity and having the same terms and Original Issue Date or Dates. Notes to be exchanged shall be surrendered at any of the offices or agencies to be maintained by the Company for such purpose  as provided
in Section 6.02, and the Company shall execute and register and the Trustee shall authenticate and deliver in exchange therefor the Note or Notes which the Noteholder making the exchange shall be entitled to receive.
           (b)   The  Trustee on behalf of the   Company
shall
keep, at one   of        said   offices  or agencies, a
register   in which, subject to such   reasonable
regulations as it or the Company may prescribe, the Trustee shall register or cause to be registered Notes and shall register or cause to be registered the transfer of Notes as in this Article Two provided. Such register
shall  be in written form   or   in any other form capable
of being converted into written form   within   a
reasonable time.   At all  reasonable times such register
shall be open for inspection by the Trustee. Upon due presentment for registration of transfer of any Note at any such office or agency, the Company shall execute and register or cause to be registered and the Trustee shall authenticate and make available for delivery, in the name of the transferee or transferees, one or more new Notes, of any authorized denominations and of a like aggregate principal amount and stated maturity and having the same terms and Original
Issue
Date or Dates.

          (c) All Notes presented for registration of transfer or for exchange, redemption or payment shall
(if  so required by the   Company)   be duly endorsed by, or
be  accompanied by  a written instrument    or   instruments
of  transfer   in   form satisfactory to the Company and the
Trustee duly executed by, the holder or the attorney of such holder duly authorized in writing.
          (d)   No  service  charge shall be  made  for any
exchange or   registration of transfer of Notes, but the
Company may require payment of a sum sufficient to cover any
tax or other governmental   charge   that   may   be
imposed    in connection therewith.

           (e)   The  Company shall not be  required  to
exchange or register a transfer of any Notes selected,
called  or being called for  redemption  except,  in the
case  of  any  Note  to be redeemed in part, the portion
thereof not to be so redeemed.
           (f)    If   the  principal  amount  and  any
applicable premium or part, but not all of a Global Note is
paid, then upon surrender to  the  Trustee of such Global
Note,the
Company shall execute, and  the  Trustee  shall
authenticate,and
make available for   delivery,   a   Global  Note  in   an
authorized denomination in aggregate principal amount equal
to, and  having                                      the
same terms and Original Issue Date or Dates as, the unpaid portion of such Global Note.

          Section 2.07.  Mutilated, Destroyed,  Lost  or
Stolen
Notes.

          (a)   In case any temporary or definitive Note
shall
become   mutilated  or  be destroyed,  lost  or  stolen, the
Company in its discretion may execute, and upon its request the Trustee shall authenticate and deliver, a new
Note of like  form and principal amount   and having  the
same   termsand
Original Issue Date or Dates and bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or
stolen.    In  every  case  the  applicant  for   a
substituted Note shall    furnish   to   the   Company,
the    Trustee, any Authenticating
Agent  or  Note registrar such security or indemnity  as may be
required  by  them  to save each of them harmless,  and, in
every case   of  destruction, loss or theft  of  a  Note,
the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

            (b)    The  Trustee  may  authenticate   any
such
substituted Note and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Note, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Note which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the
Company  may,  instead  of  issuing   a substituted Note,
pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated
Note)   if the applicant for   such  payment  shall furnish
to the  Company,  the Trustee, any
Authenticating  Agent  or Note registrar  such  security or
indemnity as   may   be   required by them to save  each  of
them harmless and, in case   of   destruction,   loss   or
theft,   evidence satisfactory to the Company  and  the
Trustee of the destruction, loss or theft of such Note and of the ownership thereof.

          (c)  Every substituted Note issued pursuant to
this
Section  2.07  by  virtue  of the  fact  that  any  Note is
destroyed, lost   or   stolen   shall  constitute   an
additional contractual obligation   of   the  Company,
whether  or  not   such destroyed, lost or stolen  Note
shall  be  found at any  time,  and  shall be entitled to
all    the    benefits   of   this   Indenture   equally and
proportionately
with   any   and  all other Notes duly issued hereunder. All
Notes shall be held and owned upon the express condition
that, to
the extent     permitted  by  law,  the  foregoing
provisions
are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes and shall
preclude   any and all other  rights  or remedies
notwithstanding  any  law  or statute existing   or
hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         Section 2.08.  Temporary Notes.  Pending the
preparation    of  definitive Notes,  the  Company   may
execute
and the Trustee  shall  authenticate  and  make  available
for delivery, temporary     Notes     (printed,
lithographed     or otherwise reproduced). Temporary
Notes   shall   be   issuable    in    any authorized
denomination and   substantially in the form of the
definitive  Notes but with such  omissions,  insertions  and
variations   as   may be appropriate
for  temporary  Notes,  all  as may  be  determined   by the
Company. Every  such  temporary  Note shall be authenticated
by the Trustee upon   the  same  conditions and in
substantially   the same manner, and  with  the  same
effect, as the definitive Notes. Without unreasonable delay the Company will execute and register and will deliver to the Trustee definitive Notes and thereupon any or all temporary Notes may be surrendered in exchange therefor, at the Corporate Trust Office of the Trustee, and the Trustee
shall authenticate   and   deliver  in  exchange   for
such temporary Notes an equal aggregate principal amount of definitive Notes. Such exchange shall be made by the Company at its own expense and without any charge therefor
to the oteholders.   Until so exchanged,  the  temporary
Notes shall in  all  respects be entitled to    the   same
benefits under this Indenture as definitive Notes authenticated and made available for delivery hereunder.

           Section  2.09.  Cancellation of Notes   Paid,
etc.
All Notes   surrendered   for  the   purpose   of   payment,
redemption, exchange or   registration  of  transfer
shallbe
surrendered to the Trustee for cancellation and promptly cancelled by it and no Notes shall be issued in lieu
thereof  except as expressly permitted   by  this Indenture.
All Notes so cancelled shall be retained by the Trustee. If the Company shall acquire any of the Notes, however,
such acquisition shall not operate as a redemption    or
satisfaction  of   the   indebtedness represented by
such Notes unless and until the same are cancelled by the Trustee.

           Section   2.10.   Interest Rights  Preserved.
Each
Note delivered  under  this  Indenture upon  transfer  of
or in
exchange for   or  in lieu of any other Note shall carry all
the rights to unpaid Accrued Interest, and interest to accrue, which were carried by such other Note, and each
such Note shall  be so dated that   neither  gain nor loss
of interest shall   result from such transfer, exchange or
substitution.

            Section   2.11.   Payment  of  Notes.    The
principal of and any premium and Accrued Interest on all Notes shall be payable as follows:

           (a)    On or before 10:00 a.m., New York City
time,
of the  day on which payment of principal, Accrued Interest
and
premium is  due on any Global Note pursuant   to   the
terms thereof,
the  Company shall deliver to the Trustee immediately
available
funds   sufficient to make such payment.  On  or  before
10:30
a.m., New York City time or such other time as  shall   be
agreed upon between the Trustee and the Depositary, of the day on which such payment is due, the Trustee shall
deposit   with the Depositary such  funds  by wire transfer
into the account specified by the Depositary.    As  a
condition to the  payment  at  the Maturity of any part   of
the principal and applicable premium  of  any Global Note,
the Depositary  shall  surrender,  or  cause  to   be
surrendered, such Global   Note  to  the Trustee, whereupon
a new   Global Note shall be
issued to the Depositary pursuant to Section 3.03(d).

          (b)   With respect to any Note that is  not  a
Global
Note, principal, any premium and Accrued Interest due at the
Maturity    of   such   Note   shall  be   payable    in
immediately available funds when due upon presentation and surrender of such Note at the Corporate Trust Office of
the  Trustee.   Accrued Interest on any   Note   that   is
not a Global Note  (other   than Accrued Interest payable
at  the  maturity  date)  shall  be  paid   in a
clearinghouse
funds   check  mailed  on  the  Interest  Payment  Date;
provided, however, that if any holder of Notes, the
aggregate
principal amount    of    which  equals  or  exceeds
$10,000,000,
provides a written request to the Trustee on or before the applicable Record Date for such Interest Payment Date,
Accrued Interest on such principal   amount  shall  be  paid
by  wire   transfer of immediately available   funds   to  a
bank within  the   continental United States or by   direct
deposit into the account of such holder   if such account is
maintained with the Trustee.
           Section   2.12.  Notes Issuable in the   Form of
a
Global Note.

          (a)   If  the Company shall establish pursuant to
Section 2.05   that the Notes of a particular series are  to
be issued in whole   or   in  part in the form of one or
more  Global Notes, then the   Company  shall  execute  and
the  Trustee  shall, in accordance with  Section  2.05 and
the Company Order delivered   to the Trustee thereunder,
authenticate  and  make  available    for delivery, such
Global  Note or Notes, which (1) shall represent,  shall be
denominated   in   an   mount  equal  to  the  aggregate
principal amount
of,   and  shall have the same terms as, the outstanding
Notes
to be represented  by  such  Global Note or Notes,  (2)
shall be
registered in  the name of the Depositary or its nominee,
(3) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (4) shall bear
a legend substantially  to  the following  effect:   "Unless
and until it
is exchanged in whole or in part for the individual Notes
represented  hereby,  this  Global  Note  may   not be
transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

          (b)   Notwithstanding any other  provision  of
Section 2.06   or  of this Section 2.12, unless the terms
of a Global Note expressly permit such Global Note to be exchanged in whole or in part for individual Notes, a
Global  Note  may be transferred, in whole   but  not  in
part, only to  a  nominee  of  the Depositary, or by a
nominee   of  the Depositary to the Depositary, or to  a
successor
Depositary for such Global Note selected or approved by the Company or to a nominee of such successor Depositary.

          (c)   (1) If at any time the Depositary for  a
Global
Note   notifies  the  Company that  such  Depositary  is
unwilling or unable to continue as Depositary for such Global Note or if at any time the Depositary for a Global Note shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company
shall  appoint  a  successor  Depositary   with respect to
such Global  Note.  If a successor Depositary for such
Global Note is not   appointed  by  the Company within  90
days  after the Company receives   such   notice  or
becomes  aware   of   such ineligibility, the
Company's election pursuant to Section 2.05(c)(6)  shall no
longer be   effective  with  respect to such  Global  Note
and the Company shall   execute,  and the Trustee, upon
receipt  of   a Company Order for  the authentication and
delivery of individual Notes of such series    in  exchange
for  such  Global  Note,   shall authenticate and make
available for delivery, individual Notes  of  such series of
like   tenor   and   terms  in definitive  form  in   an
aggregate principal
amount equal to the principal amount of such Global Note in exchange for such Global Note. The Trustee shall not be charged with knowledge of notice of the ineligibility of a
Depositary unless a responsible officer assigned to and working in its corporate trustee administration department shall have actual knowledge thereof.

                (2)   The Company may at any time and in its
sole discretion determine that all outstanding (but not
less than all) the   Notes  issued or issuable in the form
of  one   or more Global Notes shall no longer be
represented by such Global Note or Notes.   In  such event
the Company shall execute,   and the Trustee, upon  receipt
of a Company Order for the authentication and delivery of
individual Notes in exchange  for   such Global Note, shall
authenticate and make available for delivery, individual Notes of like tenor and terms in definitive form in an
aggregate principal   amount  equal  to the principal
amount   of such Global Note or Notes in exchange for such
Global Note or Notes.

              (3)  If agreed upon by the Company and the
Depositary   with respect to Notes issued in  the   form of
a
Global Note,the     Depositary for  such  Global  Note
shall
surrender such Global   Note  in  exchange in  whole  or  in
part  for individual Notes of like  tenor and terms in
definitive  form  on  such terms as are acceptable     to
the  Company  and  such   Depositary. Thereupon the Company
shall    execute,  and  the   Trustee   shall authenticate
and make   available for delivery, without a service charge,
(A) to each Person specified by the Depositary, a new Note or Notes of like tenor and terms, and of any authorized
denomination as requested   by   such   Person, in aggregate
principal amount  equal to
and   in   exchange for the beneficial interest of  such
Person
in such   Global  Note; and (B) to such Depositary  a   new
Global Note of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Note and the aggregate principal amount of Notes delivered to Holders thereof.

               (4)In  any  exchange provided  for  in
Section
2.12(c)(1),(2)  or  (3), the Company will  execute   and the
Trustee will authenticate    and   make    available     for
delivery, individual Notes in definitive registered form in
authorized denominations. Upon   the   exchange  of a Global
Note  for  individual Notes, such Global  Note  shall be
cancelled by the Trustee.   Notes issued in exchange   for
a Global Note pursuant to this   Section 2.12 shall be
registered     in    such    names   and     in     such
authorized denominations as
the    Depositary   for  such  Global   Note,  pursuant to
instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall
deliver  such Notes to the   Depositary for delivery to the
Persons  in   whose names such Notes are  so  registered, or
if the Depositary  shall refuse or be unable  to deliver
such Notes, the Trustee shall deliver such Notes   to  the
Persons  in  whose  names  such   Notes are registered,
unless otherwise agreed upon by the Trustee and the Company.

         (d)  Neither the Company, the Trustee or any
Authenticating    Agent  will  have  any  responsibility or
liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests
in a  Global Note or for    maintaining,   supervising   or
reviewing   any records relating to such beneficial
ownership interests.

           (e)   Pursuant  to  the  provisions  of  this
subsection, at the   option   of   the Trustee and upon
thirty   days' written notice to the Depositary,  the
Depositary  shall  be  required to surrender any two   or
more   Global  Notes  which  have   identical terms,
including, without limitation, identical maturities, interest rates and redemption provisions (but which may
have  differing Original Issue   Dates)  to  the Trustee,
and the  Company  shall execute and the Trustee shall
authenticate and deliver to, or at the direction   of,   the
Depositary  a  Global  Note   in principal amount
equal to the aggregate principal amount of, and with all terms identical to, the Global Notes so surrendered to the Trustee, and such new Global Note shall indicate each applicable Original Issue Date and the principal amount applicable to each such Original Issue Date. The exchange contemplated in this subsection shall be consummated at least 30 days prior to any Interest Payment Date applicable to any of the Global Notes so surrendered to the Trustee. Upon any exchange of any Global Note with two or more original Issue Dates, whether pursuant to this Section or pursuant to Section 2.06 or Section 3.03, the
aggregate   principal  amount  of  the  Notes   with   a
particular Original Issue Date shall be the same before and after such exchange, giving effect to any retirement of Notes and the Original Issue Dates applicable to such Notes occurring in connection with such exchange.

          Section  2.13.   CUSIP Numbers.   The  Company in
issuing Notes  may use CUSIP numbers (if then generally in
use), and, if so,  the  Trustee  shall  use CUSIP numbers
in notices of redemption Notes as a convenience to Noteholders, provided, that any such notice may state that no representation is made as to the correctness of such
CUSIP numbers either as printed   on the Notes or   as
contained  in  any notice of a redemption   and that
reliance may   be   placed   only   on  the other
identification numbers printed on the Notes, and any such redemption shall not be affected by anydefect in or omission of such numbers.

                          ARTICLE THREE.

                       Redemption of Notes

         Section 3.01.  Applicability of Article.  The
provisions of this Article Three shall be applicable to any Notes which are redeemable prior to their stated maturity date.

          Section 3.02.  Notice of Redemption; Selection of
Notes.

           (a)   The  election of the Company to  redeem any
Notes shall  be evidenced by a Board Resolution  which
shall
be given with   notice of redemption to the Trustee ten
Business Days prior to the giving of the notice of redemption to holders of such Notes.

           (b)   Notice of redemption to each holder  of
Notes
to be redeemed as a whole or in part shall be given in the manner provided in Section 15.10 no less than 30 nor
more  than 60 days prior  to       the  date fixed for
redemption.   Any  notice which is given   in   the   manner
herein  provided   shall   be conclusively presumed  to
have  been  duly given,  whether  or   not the Noteholder
receives the notice. In any case, failure duly to give such notice, or any defect in such notice, to the holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the
redemption   of any other Note.

           (c)   Each such notice shall specify the date
fixed
for redemption,   the   places  of  redemption    and    the
redemption price at which   such  Notes are to be redeemed,
and shall  state that payment of   the  redemption  price of
such  Notes  or  portion thereof to be redeemed   will  be
made on surrender of such Notes   at such places of
redemption, that Accrued Interest to the date  fixed for
redemption  will  be paid as specified in such   notice, and
that from  and  after such date interest thereon  will
cease to accrue.  If  less than all the Notes having the
same terms are to be redeemed,   the   notice  shall specify
the  Notes   or portions thereof to   be redeemed.  In case
any Note is to be redeemed in part only,
the   notice  which  relates to such  Note  shall  state the
portion of the principal amount thereof to be redeemed
(which shall be $1,000   or   any integral multiple
thereof), and shall state that, upon surrender of such Note, a new Note or Notes having the same terms in
aggregate  principal  amount  equal  to   the unredeemed
portion thereof will be issued.

          (d)  If less than all of the Notes having  the
same
terms   are to be redeemed, the Trustee shall select  in
such
manner as  it shall deem appropriate and fair in its
discretion the particular  Notes to be redeemed as a whole
or in   part and
shall thereafter  promptly notify the Company in  writing
of the Notes so to    be   redeemed.   Notes  shall  be
redeemed   only in denominations of
$1,000, provided, that any remaining principal amount of a
Note redeemed in part shall be at least $1,000.

           (e)   If  at  the time of the mailing  of  any
notice of redemption   the  Company  shall  not  have
irrevocably directed the Trustee  to  apply funds deposited
with the  Trustee  or held by it and  available  to be used
for the redemption  of  Notes to redeem all   the  Notes
called for redemption, such notice  may state that it is
subject to the receipt of the redemption moneys by the
Trustee   before the date fixed for redemption and  that
such notice shall   be   of   no effect unless such  moneys
are  so receives before such date.

            Section    3.03.    Payment  of  Notes    on
Redemption; Deposit of Redemption Price.

           (a)   If notice of redemption shall have been
given
as provided in  Section 3.02, such Notes or portions   of
Notes called for  redemption shall become due and payable on
the date and at the     places    stated   in   such
notice   at   the applicable redemption price, together with
Accrued Interest to the date  fixed for redemption   of such
Notes, and on and after  such  date fixed for redemption,
provided  that  the  Company  shall   have deposited with
the Trustee on such date of redemption the amount sufficient to pay the redemption price together with Accrued Interest to the date fixed for redemption. Interest on the Notes or portions thereof so called for redemption shall cease to accrue and such
Notes  or  portions thereof shall be deemed  not  to  be
entitled
to any   benefit  under  this Indenture except  to  receive
payment of the redemption  price together with Accrued
Interest thereon to the date   fixed   for  redemption.   On
presentation   and surrender of such Notes   at   such  a
place of payment in such notice specified, such Notes or the specified portions thereof shall be paid and redeemed at the applicable redemption price, together with Accrued
Interest  thereon  to  the  date   fixed   for redemption.

         (b) The Company shall not mail any notice of redemption of Notes during the continuance of any Event of Default, except (1) that where notice of redemption of any
Notes has   been   mailed,  the  Company  shall  redeem
such Notes provided that funds have theretofore been deposited for such purpose, and (2) that notices of redemption of all outstanding Notes may be given during the continuance of an Event of Default.

          (c)   If any Note called for redemption  shall not
be
so paid   upon   surrender  thereof  for  redemption,   the
principal of and any   premium    on  such Note, shall
until paid bear interest from the date set for redemption at the rate borne by such Note.
`
           (d)   Upon surrender of any Note redeemed  in
part
only, the Company   shall  execute and register,   and   the
Trustee shall authenticate and make available for delivery,
a new Note or Notes of   authorized   denominations in
aggregate principal amount equal to, and having the same terms and Original Issue Date or Dates as, the unredeemed portion of the Note so surrendered.


                           ARTICLE FOUR
                         Mortgage Bonds.
          Section 4.01.  Issuance Restrictions.  So long as
any Notes   are  outstanding,  the Company  will   not   (a)
issue additional Mortgage Bonds   except  to  replace  any
mutilated, lost, destroyed or stolen  Mortgage  Bonds  or
to  effect  exchanges and transfers of Mortgage  Bonds  or
(b) subject  to  the  lien  of  the Mortgage Indenture
any   property   which  is  the   "Excepted Property" under
the
Mortgage    Indenture,  unless  (i)  concurrently   with the
issuance of such Mortgage Bonds or subjection of any such property to such lien, the Company issues, and the
trustee  under  the Mortgage Indenture    authenticates
and   delivers    to    the Trustee,  a Mortgage Bond or
Bonds in an aggregate principal amount equal  to the
aggregate    principal  amount  of   the   Notes    then
outstanding, and (ii) concurrently with and as a condition precedent to the issuance of any Notes thereafter, the Company issues, and the trustee under the Mortgage Indenture authenticates and delivers to the Trustee, a Mortgage Bond or Bonds in an aggregate principal amount equal to the aggregate principal amount of
the Notes   to   be   issued, and in each  such  case   such
Mortgage Bonds shall  have the same stated maturity, bear
interest   at the same rates,  have  redemption and other
terms and provisions which are the same as, the Notes then outstanding or to be issued, as the case may be.

         Section 4.02. Mortgage Bonds held by the Trustee. Mortgage Bonds delivered to the Trustee
pursuant  to Section 4.01 shall   be  fully registered in
the name of the Trustee, which shall hold  such  Mortgage
Bonds in trust for the benefit   of the holders from  time
to time of the Notes, to provide the security of the Mortgage Bonds for (a) the full and prompt payment of the principal of each Note when and as the same shall become due
in accordance  with  the  terms  and  provisions  of   this
Indenture, either at the stated maturity thereof, upon declaration of acceleration of the maturity thereof or
upon   call for redemption, and   (b)  the  full and prompt
payment of any premium and interest on each Note when and as the same shall become due in accordance with the terms and provisions of this Indenture.

          Section  4.03.   Trustee  to  Exercise  Rights of
Mortgage Bondholder.    As  the  holder of Mortgage  Bonds,
the Trustee shall have   and  exercise all of the rights of
a  holder  of Mortgage Bonds possessed under the Mortgage
Indenture.

         Section 4.04.  No Transfer of Mortgage Bonds;
Exception.   Except as required to effect an  assignment to
a
successor   trustee under this Indenture,  the   Trustee
shall
not sell, assign or transfer any Mortgage Bonds held by  it
and
the Company  shall  issue  stop  transfer  instructions   to
the
Mortgage Trustee and any transfer agent under the Mortgage
Indenture to effect compliance with this Section 4.04.

         Section 4.05.  Release of Mortgage Bonds.  When (a)
all of   the  principal of and any premium and  interest  on
all
Notes shall have been paid or provision therefor duly made in accordance with this Indenture, or (b) all Notes shall have been delivered  to  the  Trustee for cancellation  by  or
on behalf of the Company, or (c) no Note is any longer
outstanding  under this Indenture   and  all  conditions in
Article  Five   have been satisfied, the  Trustee  shall
upon request of the Company, within five Business   Days
thereafter, deliver  to  the Company without charge all
Mortgage     Bonds,    together with such appropriate
instruments of release   as  may  be  required; the Mortgage
Bonds so acquired by the Company shall be delivered to the Mortgage Trustee for cancellation.



          Section 4.06.  Voting of Mortgage Bonds.

           (a)    The   Trustee, as holder of   Mortgage
Bonds,
shall attend   meetings  of  Bondholders  under  the
Mortgage
Indenture and either  at  such meeting, or otherwise when
the  consent of holders of   Mortgage  Bonds is sought
without  a  meeting,  the Trustee shall vote  the
outstanding principal amount of the  Mortgage Bonds, or
shall   consent   with  respect thereto,  proportionally
with respect to   all  other  Mortgage  Bonds  then
outstanding  and eligible to vote or consent.

           (b)    Notwithstanding Section  4.06(a),  the
Trustee shall not vote any portion of the outstanding
principal amount of the Mortgage  Bonds  in favor of, or
give its  consent   to, any action which,    in   the
opinion   of  the  Trustee,    would materially adversely
affect the interests of the Noteholders, except with the appropriate consent of the Noteholders.

            Section 4.07.Discharge of Mortgage Indenture.
The Trustee   shall   surrender  for  cancellation  to   the
Mortgage Trustee all Mortgage Bonds then held by the Trustee and issued under the Mortgage Indenture upon receipt by the Trustee of:
           (a)    an  Officer's  Certificate  requesting
such
surrender for   cancellation of such Mortgage Bonds,  and
to  the effect that no Mortgage   Bonds   are   outstanding
under   the Mortgage Indenture other  than Mortgage Bonds
held by the Trustee hereunder and that promptly upon such surrender the Mortgage Indenture will be satisfied and discharged pursuant to the terms thereof; and

          (b)   an Opinion of Counsel to the effect that
upon
satisfaction  and  discharge of the Mortgage   Indenture the
property formerly  subject to the lien of the Mortgage
Indenture will be subject to no lien except Permitted
Encumbrances.

                          ARTICLE FIVE.

          Satisfaction and Discharge; Unclaimed Moneys.

         Section 5.01.  Satisfaction and Discharge.

         a) If at any time



         (1) the Company shall have paid or caused to be paid the principal of and premium, if any, and interest on all the outstanding Notes, as and when the same shall have become due and payable, or

         (2)  the Company shall have delivered to the
    Trustee for cancellation all Notes theretofore authenticated other than any Notes which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.07 hereof), or

          (3) (A) all such Notes not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within the year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of
    redemption, and  (B)  the  Company      shall have
    irrevocablydeposited or caused to be irrevocably deposited with the Trustee as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any paying agent to the Company in accordance with Section 5.03 or moneys paid to any State or to the District of Columbiapursuant to its unclaimed property or similar laws), U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as will insure the availability of cash, or a combination of cash and U.S. Government Obligations, sufficient to
    pay at maturity all outstanding Notes not theretofore delivered to the Trustee for cancellation, including principal and any premium and interest due or to
become   due  to such date of maturity, as the case may  be,
and
    if, in any such case, the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange of Notes, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and any premium and interest thereon, upon the original stated due dates therefor (but not upon acceleration of maturity), (iv) the rights, obligations and immunities of the Trustee hereunder and (v) the rights of the holders of Notes as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company,shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture. Notwithstanding the satisfaction and discharge of this
    Indenture, the obligations of the Company to the Trustee under Section 9.06 shall survive.

         (b)  The Company shall be deemed to have been
Discharged  from  its obligations with  respect  to  the
Notes on the
91st   day   after the applicable conditions set   forth
below
have been satisfied:

           (1)   the  Company  shall have  deposited  or
caused
     to be deposited irrevocably with the Trustee as trust
     funds in trust, specifically pledged as security for,
     and dedicated solely to, the benefit of the holders of the Notes

                 (A)  money in an amount, or

                            (B)  U.S. Government
          Obligations, or a         combination money and
          U.S. Government Obligations,which through the
          payment of interest and principal in  respect
          thereof in accordance with  their terms will
          provide, in the opinion of an accountant, who is
          also an employee of the Company, expressed in a
          written certification  thereof  delivered to the
          Trustee,not later than one  day  before the due
          date of any payment, money in  an  amount
          sufficient         to pay and discharge each
          installment of principal of         and any
          premium and interest on the outstanding Notes
          on the dates such installments of interest or
          rincipal are    due, provided that the Trustee
          shall have been irrevocably instructed to apply such money or proceeds of such U.S. Government Obligations to the payment of such installments of principal of and any premium and interest with respect to the
          outstanding Notes; and

          (2) no Event of Default or event (including such
    deposit) which with notice or lapse of time would become an Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit.

          (c)  "Discharged" means that the Company shall be
deemed to have  paid  and  discharged the entire
indebtedness represented by, and obligations under, the
Notes and  to have
satisfied  all  the  obligations  under  this  Indenture
relating
to the   Notes   (and  the  Trustee, on   demand   of   the
Company
accompanied by an Officers' Certificate and an Opinion of Counsel and at the expense of the Company, shall execute proper instruments acknowledging the same), except

          (1)  the rights of holders of the Notes to
receive, from the        trust fund described in Section
5.01(b)(1),  payments  of  the           principal  of  and
interest on the Notes when such payments become    due;

          (2) the Company's obligations with respect to the Notes under Sections 2.06, 2.07, 5.02, 5.03 and
6.02;
     and

          (3) the rights, powers, trusts, duties and
    immunities of the Trustee with respect to the Notes as specified in this Indenture, including the rights of the Trustee to receive payment or reimbursement of compensation and expenses pursuant to Section 9.06.
          Section 5.02.  Deposited Moneys to Be Held  in
Trust
by Trustee.  All moneys and U.S. Government Obligations
deposited
with the Trustee pursuant to Section 5.01 shall be held in trust and applied by it to the payment, either directly or through
any paying  agent (including the Company if acting  as   its
own
paying agent),  to  the  holders of the particular  Notes
for the
payment or redemption     of   which   such   moneys    and
U.S. Government Obligations have been deposited with the Trustee, of all sums due and to become due thereon for principal and premium, if any, and interest.

           Section  5.03.  Return of Unclaimed   Moneys. Any
moneys deposited with or paid to the Trustee for payment of the principal of or any premium or interest on any Notes and not applied  but remaining unclaimed by the holders of  such
Notes
for two years after the date upon which the principal of  or any
premium  or interest on such Notes, as the case may  be,
shall
have become  due  and payable, shall be repaid to the
Company by
the Trustee    on  written demand and all  liability  of
the
Trustee shall thereupon  cease; and any holder of any  of
such  Notes shall thereafter   look only to the Company for
any   payment which
such holder   may be entitled to collect; provided,
however, that
the Trustee    before   being  required  to  make  any
such
repament, may at the  expense of the Company cause to be
mailed  to  such holder notice   that  such  money remains
unclaimed  and  that, after  a date specified therein which
shall not be less than  30  days from the date   of   such
mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

          Section 5.04. Reinstatement. If the Trustee is unable to apply any money or U.S. Government Obligations in accordance with  Section 5.01 by reason of any legal
proceeding  or any order or judgment  of   any court or
governmental authority
enjoining, restraining  or otherwise prohibiting such
application, the
Company's obligations under this Indenture with respect to
the Notes    to            which   such  money  or  U.S.
Government
Obligations were to have   been  applied shall be revived
and reinstated  as though no deposit had  occurred pursuant
to Section 5.01   until
such time as the   Trustee  is  permitted  to apply  such
money   or U.S. Government Obligations  in   accordance
with   Section    5.01; provided, however, that if the
Company has made any payment of principal of or any premium
or   interest  on  any  Notes   because    of the
reinstatement of its  obligations,  the Company shall be
subrogated   to the rights of the   holders of such Notes to
receive such payment from the money or U.S. Government Obligations held by the Trustee.
                           ARTICLE SIX.
               Particular Covenants of the Company.
          Section  6.01.  Payment of Principal,  Premium and
Interest.   The  Company covenants and  agrees  for  the
benefit
of the   holders   of  the  Notes that  it  will  duly  and
punctually pay or cause   to  be  paid  the principal of and
any premium and interest on each of the Notes at the places, at the respective times and in the manner provided in such Notes.

            Section 6.02. Office for Notices and
Payments,etc.
So   long  as  any of the Notes remain outstanding,  the
Company
will maintain in the Borough of Manhattan, The City and
State of
New York,   an   office  or agency where the  Notes  may  be
presented
for registration  of  transfer  and  for  exchange   as   in
this
Indedture provided,  and  where,  at  any time  when  the
Company is
obligated to make a payment upon Notes (other than an interest payment as to which it has exercised its option
to make such payment by check), the   Notes  may  be
presented for payment, and shall maintain at any such office or agency and at its principal office an office or agency where notices and demands to or upon the Company in
respect of the  Notes or of this Indenture  may   be served,
provided that   the   Company   may  maintain  at  its
principal executive offices, one or more other offices or agencies for any or all of the foregoing purposes; the Company hereby appoints the Trustee
as agent   of   the  Company  for the  foregoing  purposes.
The
Company will  give to the Trustee written notice of the
location of
each such  office  or  agency and of any change  of
location thereof.
In case  the Company shall fail to maintain any such office
or
agency or  shall fail to give such notice of the location or of
any change   in the location thereof, presentations may   be
made
and notices    and   demands may be served at the
corporate
trust office of the Trustee.

          Section 6.03. Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill  a  vacancy in the office of Trustee, will appoint,
in
the manner   provided in Section 9.11, a Trustee,  so   that
there
shall at all times be a Trustee hereunder.

          Section  6.04.  Annual Statement and  Notice. (a)
The Company    will deliver to the Trustee within  120
days
after the end of   each  fiscal  year of the Company,
beginning  with the fiscal year    ending    December   31,
1996,  an    Officers' Certificate which complies  with  TIA
Section 314(a)(4) stating  that   in the course of the
performance by the signers of their duties as officers of the Company they would obtain knowledge of any default
by the Company in   the  performance  of  any  covenant
contained   in this Indenture or an   Event   of   Default
stating  whether   they   have obtained knowledge of  any
such default and, if so, specifying  each  such default or
such   Event   of  Default  of which  the  signers  have
knowledge, and the nature and status thereof.

          (b) The Company shall give to the Trustee written notice of the occurrence of an Event of Default within five days after the Company becomes aware of such occurrence.

          Section  6.05.  Corporate Existence.   Subject to
Article Twelve, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

          Section  6.06.  Limitation Upon Mortgages  and
Liens.
The   Company   will   not  at  any  time  directly or
indirectly
create or assume and will not cause or permit a Subsidiary directly or indirectly to create or assume,
except  in  favor                                     of
the Company or a   Wholly-Owned  Subsidiary, any mortgage,
pledge or
other lien or encumbrance  upon any Principal Facility or
any interest it may have   therein  or  upon  any  stock  of
any Regulated Subsidiary or any indebtedness of any Subsidiary to the Company or any other Subsidiary, whether now owned or hereafter acquired, without making effective provision (and the Company covenants that
in such   case   it   will   make or cause  to   be   made,
effective
provision) whereby the outstanding Notes and any other
indebtedness of
the Company                                           then
entitled thereto shall  be  secured by
such mortgage, pledge, lien or encumbrance equally and ratably with any and all other obligations and indebtedness thereby secured, so long as any  such  other obligations and indebtedness  shall  be
so secured;
provided, however, that the foregoing covenant shall not be
applicable  to  the  lien  of  the  Mortgage   Indenture or
Permitted
Encumbrances.

          Section 6.07. Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any term,  provision or condition set forth in Article
Four or
Section 6.06  (and if so specified, any other covenant
not set forth  herein and specified pursuant to Section 2.05 to be
applicable   to   any   Notes,   except   as   otherwise
provided
pursuant to Section 2.05),  if before the time for such
compliance
the holders of  at least a majority in aggregate principal
amount of the
Notes then outstanding shall either waive such compliance in such instance or generally waive compliance with such term, provision
or   condition, but no waiver shall extend to or  affect
such
term, provision  or  condition except to the extent
expressly so
waived, and, until such  waiver  shall  become  effective,
the
obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.
                          ARTICLE SEVEN.
           Noteholder Lists and Reports by the Company and
                         the Trustee.
          Section 7.01.  Noteholder Lists.  If it is not the
registrar  for the Notes, the Company will, so long   as any
Notes are  outstanding under this Indenture, furnish or
cause to be
furnished  to  the  Trustee within 15  days   prior   to
each
Interest Payment Date on Notes from time to time
outstanding, and at
such other times as the Trustee, may request in writing, the
information  required  by  TIA  Section  312(a),   which the
Trustee shall   preserve  as  required by TIA  Section
312(a).
The Trustee shall   also  comply with TIA Section  312(b),
but the Trustee, the Company and each Person acting on behalf of the Trustee or the Company shall have the protection of TIA Section 312(c).

           Section   7.02.   Securities and Exchange
Commission
Reports. The Company shall (a)  file with the Trustee,
within 15
days after the Company is required to file the same with the
Securities  and  Exchange  Commission,  copies  of   the
reports,
information and documents (or portions thereof) required to
be so filed   pursuant to TIA Section 314(a), and (b)
comply with
the other provisions of TIA Section 314(a).

          Section  7.03.  Reports by the  Trustee.   The
Trustee
shall   (a) transmit within 60 days after August 15   in
each
year, beginning with  the  year  1997,  to  the  Noteholders
specified in TIA Section 3.13(c)   and   to   the
Securities     and
Exchange Commission, a brief   report dated as of such
August 15 and  complying with the requirements of TIA
Section 313(a), but no report shall be required if no event described in TIA Section 313(a) shall have occurred within the previous twelve months ending on such date. The Trustee shall also comply with the other provisions of
TIA Section 313(b)(2).


                          ARTICLE EIGHT.
             Remedies of the Trustee and Noteholders on
                       Event of Default.
         Section 8.01.  Events of Default.
          (a)   In  case  one or more of  the  following
Events of
Default shall have occurred and be continuing with respect to the Notes:

          (1)  default in the payment of any installment of
    interest upon any of the Notes as and when the same
shall  become                                    due and
payable, and continuance of such default for a period of 30 days; or

         (2)  default in the payment of the principal of or
any  premium on any of the Notes as and when the same shall
become  due                                      and
payable, and continuance  of such default  for  a period of
one  day (whether  at  the stated maturity thereof or upon
declaration                                      of
acceleration or call for redemption or otherwise); or

      (3)  failure on the part of the Company duly to
observe or                                       perform any
other of the covenants or agreements on the part of the Company contained in the Notes or in this Indenture for a
period   of 60 days after  the  date on which written
notice  of  such                                 failure,
requiring the same to be remedied and stating  that such
    notice is a "Notice of Default" hereunder, shall have been given to the Company by the Trustee by
registered                                       mail,  or
to  the Company and the Trustee  by  the holders of at
least 25% in aggregate principal amount of the Notes  at
the time  outstanding provided,  however, that, subject to
Sections 9.01 and                                6.04, the
Trustee shall not be deemed to have knowledge of such failure unless either (A) a responsible officer of the Trustee shall have actual knowledge of such failure, or (B)
the Trustee                                      shall have
received written notice thereof from the Company or any Noteholder; or

           (4)   default  (i)  in  the  payment  of  any
principal
      of or interest on any Indebtedness of the Company
     (other  than the    Notes), or on any Indebtedness  of
     any Subsidiary of the Company      which is recourse to
     the Company,  aggregating  more  than   $15,000,000  in
     principal amount, when due after giving effect to any applicable grace period or (ii) in the performance of any other term or provision of any such Indebtedness (other than Notes)in excess of $15,000,000 principal amount that results in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not have been rescinded or annulled, or such Indebtedness shall not have been discharged, within a period of 15 days after there has been given, by registered or certified mail, to the Company by the Trustee or to theCompany and the Trustee by the holders of at least 25% in principal amount of the Notes then outstanding, a written notice specifying such default or defaults and stating that such notice is a "Notice of Default" hereunder; or

       (5) the entry against the Company or any Subsidiary of any judgment or order for the payment of money in excess
of $10,000,000      and either (x) enforcement proceedings
shall have been commenced
    by any creditor upon such judgment or order or (y) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of
a pending      appeal or otherwise, shall not be in effect;
or

         (6) the entry of a decree or order by a court having jurisdiction in the premises for relief in respect of the Company under Title 11 of the United States Code, as now constituted or hereafter amended,or any other applicable Federal or State bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the Company  or
    of  any  substantial part of its property, or  ordering
the
        winding-up or liquidation of its affairs, and the
continuance of      any such decree or order unstayed and in
       effect for a period of 60 consecutive days; or

        (7) the filing by the Company of a petition or answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or the consent by it to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a receiver liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or of any substantial part of its property, or the failure of the Company generally to pay its debts as such debts become
    due, or the taking of corporate action by the Company
    in furtherance of any such action; or

       (8) any  other  Event of Default  provided with
respect
    to   the   particular  Note  specified in the
    applicable Company Order;

then and in each and every such case, unless the principal of all of the Notes shall have already become due
and payable, either the   Trustee   or   the  holders of a
majority in aggregate principal amount   of  the Notes then
outstanding,  by  notice  in writing to the Company   (and
to the Trustee if given by Noteholders), may declare the
principal   of  all  the Notes to be due and payable
immediately and upon
 any   such declaration the same shall  become and shall be
immediately                                          due and
payable, anything in this Indenture or in the Notes
contained   to  the  contrary   notwithstanding. This
provision, however,  is subject to the condition that if,
at any time
after the principal of the Notes shall have been so declared due
and payable,and  before any judgment or  decree  for  the
payment of the moneys    due   shall  have  been  obtained
or                  entered as hereinafter provided, the
Company shall pay or     shall deposit with the Trustee a
sum sufficient to pay all matured installments of interest upon all of the Notes and the principal of and any premium on any and all Notes which shall have become due otherwise than by acceleration (with interest on overdue
installments   of interest,to   the   extent  that  payment
of  such       interest  is enforceable under applicable
law, and on such    principal and any premium at the rate
borne   by   the    Notes to the date of such  payment  or
deposit) and all  sums paid or advanced by the Trustee
hereunder  and      the reasonable compensation, expenses,
disbursements and advances of the   Trustee,  its  agents
and counsel,  and   any  and all defaults under    this
Indenture,  other  than       the  non-payment of principal
of and  accrued  interest on  Notes which shall have  become
due by acceleration  of       maturity, shall  have  been
cured or waived -- then and in every such case the holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all such defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission and
annulment shall extend to or shall   affect  any subsequent
default, or shall impair any right consequent thereon.

          (b)   In case the Trustee shall have proceeded to
enforce any  right  under  this  Indenture  and   such
proceedings
shall have    been   discontinued  or  abandoned  because
of such
rescission or annulment   or  for  any  other reason  or
shall   have been determined adversely  to the Trustee, then
and in every such   case the Company and   the   Trustee
shall be restored respectively   to their several positions
and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceeding had been taken.

          Section  8.02.  Payment of Notes  on  Default;
Suit
Therefor.

         (a)  The Company covenants that in case of

         (1)  default in the payment of any installment of
    interest upon any of the Notes as and when the same
shall become   due and payable, and continuance  of such
    default for a period of 30 days; or

           (2) default in the payment of the principal of or
    any premium on any of the Notes as and when the same shall have become due and payable, and continuance of such default for a period of one day (whether at the stated maturity thereof or upon declaration of acceleration or  call
    for redemption or otherwise)

then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Notes, the whole amount that then shall have so become due and payable on all such Notes for principal and any premium or interest, or both, as the case may be, with interest upon the overdue principal and any premium and (to the extent that payment of such interest is enforceable under
applicable law)    upon the overdue installments of
interest at the rate borne by the Notes; and, in addition thereto, such further amounts as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its
agents,   attorneys and
counsel, and   any expenses or liabilities incurred by the
Trustee
hereunder other than through its negligence or bad faith.

          (b) In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name
and as   trustee  of  an  express trust, shall  be  entitled
and
empowered to   institute any actions or proceedings at law
or  in equity for the   collection  of  the sums so due  and
unpaid,  and may
prosecute any   such  action  or proceeding to judgment  or
final decree, and may   enforce  any such judgment or final
decree against the
Company or  any  other obligor on the Notes and collect  in
the manner
provided  by law out of the property of the Company   or any
other obligor on such series of Notes wherever situated, the moneys adjudged or decreed to be payable.

         (c)  In case there shall be pending proceedings for
the bankruptcy or for the reorganization of the Company   or
any
other obligor on the Notes under the Federal Bankruptcy
Code or
any other applicable law, or in case a receiver or  trustee
shall
have been  appointed for the property of the Company or
such other
obligor, or  in  the  case  of  any  similar  judicial
proceedings
relative to the Company or other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the
Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the
Trustee shall   have   made any demand pursuant to this
Section 8.02,
shall be entitled and empowered, by intervention in
such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and any premium and interest owing and unpaid in respect of the Notes, and, in case of any judicial
proceedings,   to  file such proofs of claim  and  other
papers
or documents as may be necessary or advisable in  order  to
have
the claims  of  the Trustee (including any amounts  due to
the Trustee under   Section  9.06  hereof) and of the
holders    of
Notes allowed in such  judicial  proceedings relative to the
Company of
any other obligor  on  the Notes, its or their creditors,
or  its or
their property, and  to collect and receive any  moneys
or
other property payable  or  deliverable  on any  such
claims,  and  to distribute the same   after  the deduction
of its charges and expenses; and any receiver,     assignee
or   trustee   in    bankruptcy or
reorganization is hereby authorized by each of the Noteholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the
making of such payments  directly                     to
the holders of any  Notes, to pay to the Trustee any amount
due  to  it for compensation   and  expenses,  including
counsel   fees and
expenses incurred by it up to the date of such distribution.

           (d) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Notes in respect of which such action was taken.

          (e)   Nothing herein contained shall be deemed to
authorize   the  Trustee to authorize or consent  or  to
accept
or adopt   on   behalf   of   any  Noteholder   any    plan
of
reorganization, arrangement,  adjustment or composition
affecting the
Notes or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of
any Noteholder  in                                   any
such proceeding.

          Section 8.03. Application of Moneys Collected by Trustee. Any moneys collected by the Trustee with respect to any of the Notes shall be applied in the order following, at the
date or  dates  fixed by the Trustee for the distribution
of such
moneys,  upon  presentation of the  several  Notes,  and
stamping
thereon   the  payment,  if  only partially  paid,   and
upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due to the Trustee pursuant to Section 9.06;

          SECOND:   In  case  the  principal of the
outstanding
    Notes in respect of which such moneys have been
collected shall not                                  have
become due and be unpaid, to the payment of interest on the Notes, in the order of the maturity of the installments of such interest, with interest (to the extent allowed by law and to the extent that such interest has been collected by the
Trustee) upon                                        the
overdue installments of interest at the rate borne by the Notes, such payments to be made ratably to the persons entitled thereto;

          THIRD: In case the principal of the outstanding Notes in respect of which such moneys have been collected
shall have become   due, by declaration or otherwise, to the
payment of the whole     amount then owing  and unpaid upon
the Notes for principal  and any
    premium and interest thereon, with interest on the overdue principal and any premium and (to the extent
allowed by law and to    the extent that such interest has
been collected by the Trustee)     upon overdue installments
of interest at the rate borne by the    Notes; and in case
such moneys shall be insufficient to
    pay in full the whole amount so due and unpaid upon the Notes, then to the payment of such principal and any
premium and         nterest without preference or priority
of  principal  and  any  premium over  interest,  or  of
interest over principal and any              premium or of
any installment of interest over any other   installment of
interest, or of any  Note  over  any  other Note,
ratably  to  the aggregate of such principal and any premium
and  accrued and    unpaid interest; and

         FOURTH:   To the payment of the remainder,  if any,
    to the Company its successors or assigns, or to
whomsoever may      lawfully be entitled to the same, or as
a court of competent     jurisdiction may determine.



         Section 8.04. Proceedings by   Noteholders.

         (a) No holder of any Note shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at
law
upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless  such  holder  previously shall
have  given   to the Trustee written notice of default with
respect to such Note  and of the continuance   thereof,   as
hereinabove  provided,   and unless
also the holders of  not  less  than a  majority  in
aggregate
principal amount of the   Notes   then  outstanding shall
have   made
written request upon    the  Trustee  to  institute  such
action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such easonable indemnity as it may require against the costs,  expenses and liabilities to be incurred
therein or
thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected
or refused to   institute  any  such  action,   suit  or
proceeding, it being understood    and   intended,    and
being
expressly covenanted by the   taker   and  the holder of
every Note with   every other taker and holder  and  the
Trustee that no one or more holders  of Notes shall have
any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Notes, or to obtain or seek to obtain priority over or preference  to
any other
such holder,  or  to enforce any right under this
Indenture, except
in the   manner  herein provided and for the equal, ratable
and
common benefit of all holders of Notes.

          (b) Notwithstanding any other provision in this
Indenture, however, the rights of any holder of any Note to receive payment of the principal of and any premium and interest on such Note, on or after the respective due dates expressed in such Note, or to institute suit for the enforcement of any such payment on or after such respective dates shall not be impaired or affected without the consent of such holder.

            Section  8.05.  Proceedings by  Trustee. Incase
of
an Event  of  Default  hereunder the  Trustee  may  in  its
discretion
proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as
the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by
proceeding  in  bankruptcy  or otherwise,  whether   for the
specific enforcement of any covenant or agreement contained in this
Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

            Section   8.06.   Remedies  Cumulative   and
Continuing.
All powers and remedies given by this Article Eight to the Trustee or to the Noteholders shall, to the extent
permitted  by law, be deemed   cumulative  and  not
exclusive  of  any  powers and
remedies hereof or of any other powers and remedies
available  to the
Trustee  or  the  holders  of  the  Notes,  by  judicial
proceedings
or otherwise,  to enforce the performance or observance  of
the
covenants  and  agreements contained in this  Indenture, and no
delay or omission of the Trustee or of any holder of any of
the Notes  in  exercising any right or power accruing   upon
any
default occurring  and continuing as aforesaid shall impair
any such
right or  power, or shall be construed to be a waiver  of
any such
default or  an acquiescence therein; and,  subject  to
Section
8.04, every power and remedy given by this Article Eight or
by law
to the  Trustee or to the Noteholders may be exercised from
time
to time,  and  as  often as shall be deemed expedient,   by
the
Trustee or by the Noteholders.

           Section  8.07.   Restoration  of  Rights  and
Remedies.
If the   Trustee  or  any  Noteholder  has  instituted  any
proceeding
to enforce  any  right or remedy under this  Indenture  and
such
proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then and in every such case, subject to any determination in such proceeding, the Company, the
Trustee and the Noteholders  shall  be  restored   severally
and respectively to their   former  positions hereunder and
thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

           Section  8.08.  Direction of Proceedings  and
Waiver
of Defaults  by  Majority Noteholders.  The  holders  of  a
majority
in aggregate   principal  amount  of  the  Notes   at  the
time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the
Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that (subject to Section
9.01) the Trustee  shall have the right to decline to
follow  any such
direction  if  the  Trustee  being  advised  by  counsel
determines
that the  action  or proceeding so directed may not
lawfully be
taken or if  the  Trustee in good faith by its board of
directors or
trustees, executive committee, or a trust committee of directors or trustees or responsible officers shall determine that the
action   or  proceeding so directed  would  involve  the
Trustee
in personal  liability  or would be unduly prejudicial   to
the
rights of Noteholders not joining in such directions.  Prior to any
declaration  accelerating the maturity  of  the   Notes, the
holders of   a  majority  in aggregate principal amount  of
the Notes at the time outstanding may on behalf of all of
the holders  of the
Notes waive any past default or Event of Default hereunder
and its
consequences  except  a  default  in  the   payment   of
principal of
or any   premium or interest on the Notes.  Upon  any  such
waiver
the Company, the Trustee and the holders of the Notes  shall be
restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other default or Event of Default or impair
any right consequent  thereon.   Whenever  any  default  or
Event of Default hereunder   shall  have  been waived  as
permitted by this Section 8.07,  said  default  or  Event of
Default shall for allpurposes of the   Notes   and this
Indenture be deemed to have been cured and to be not continuing.

           Section   8.09.    Notice of  Default.    The
Trustee
shall, within 90 days after the occurrence of a default with respect to the Notes, give to all holders of the Notes specified in TIA
Section 3.13(c),  in the manner provided in Section 15.10,
notice of   such  default, unless such default shall have
been cured
before the   giving  of  such  notice, the term  "default"
for the
purpose of this Section 8.08 being hereby defined to be any event which is or after notice or lapse of time or both would become an
Event of Default; provided that, except in the case of
default in the
payment of the principal of or any premium or interest on any of the Notes, the Trustee shall be protected in withholding such notice if and so long as its board of directors or trustees, executive committee, or a trust committee of directors or trustees or responsible officers in good faith determines
that
the  withholding of such notice is in the interests of the
holders
of the Notes.   The  Trustee shall  not  be  charged with
knowledge of
any Event of Default unless a responsible officer of the Trustee assigned to the corporate trust division of the Trustee shall have actual knowledge of such Event of Default.

           Section  8.10.   Undertaking to  Pay   Costs. All
parties to this Indenture agree, and each holder of any Note by acceptance thereof shall be deemed to have agreed, that any court may in  its  discretion  require,  in  any  suit  for
the
enforcement of any right or remedy under this Indenture or
in   any suit against the  Trustee  for  any  action taken
or  omitted  by  it as
Trustee, the filing   by  any  party litigant  in  such
suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable
costs, including reasonable attorneys'   fees, against any
party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but this Section 8.09 shall not apply to any suit instituted by the Trustee, or to any suit
instituted by any Noteholder, or    group of Noteholders,
holding in the aggregate more than 10% in principal amount of the Notes outstanding, or to any suit instituted by any Noteholder for the enforcement of the payment of the
principal  of   or any premium or interest  on any Note on
or after the due date expressed in such Note.


                          ARTICLE NINE.
                     Concerning the Trustee.
          Section  9.01.   Duties  and  Responsibilities of
Trustee.

          (a)   The Trustee, prior to the occurrence  of an
Event of Default     and after the curing of  all  Events
of
Default which may   have  occurred, undertakes to perform
such  duties and only such  duties  as  are specifically
set  forth  in  this Indenture. In case   an  Event of
Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and  use the same
degree of
care and skill in their exercise, as a prudent man would
exercise
or   use  under the circumstances in the conduct of  his own
affairs.

          (b) No provisions of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          1)  prior to the occurrence of any Event of
Default  and              after the curing or waiving of all
Events of Default which may                             have
occurred,

               (A)  the  duties and obligations  of  the
Trustee
              shall be determined solely by the express
 provisions of this                      Indenture, and the
         Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (B)  in the absence of bad faith  on  the
part
          of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

          (2)   the Trustee shall not be liable for  any
error
     of  judgment  made in good faith by  a  responsible
officer
     or  officers  of the Trustee, unless  it  shall  be
proved
     that the Trustee was negligent in ascertaining the
pertinent       facts; and

          (3)   the  Trustee shall not  be  liable  with
respect
    to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of at
least a majority    in principal  amount of
    the Notes at the time outstanding determined as provided
     in Section 10.04 relating to  the  time,
    method and  place  of  conducting any proceeding  for
any remedy
    available to the Trustee, or exercising any trust or
      power  conferred  upon  the  Trustee  under   this
    Indenture.

          (c)   Whether  or  not  therein  expressly  so
provided,
every  provision  of  this  Indenture  relating  to  the
conduct or
affecting  the liability of or affording protection   to
the Trustee shall be subject to this Section 9.01.

            Section 9.02.  Reliance  on  Documents,
Opinions,
etc. Except as otherwise provided in Section 9.01,

           (a)   the  Trustee  may  rely  and  shall  be
protected
    in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report,
 notice,   request, consent,  order, note or other paper or
   document believed by it to be genuine and to have been
                     signed or presented
    by the proper party or parties;

         (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof is herein specifically (prescribed);
    and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

          (c) the Trustee may consult with counsel selected
    by the Trustee, if such counsel is reasonably satisfactory to the
Company, and  any  advice  or Opinion
    of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance
    with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Noteholders, pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs,  expenses  and  liabilities  which  may  be
    incurred                                          by
such exercise;

         (e) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

           (f)  The Trustee shall not be bound to make any
 investigation                                         into
      the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report,notice, request,
    direction, consent,order, approval, bond, note, other
                         evidence of
indebtedness or other paper or document, but the Trustee, in its  discretion, may make such further inquiry or
 investigation into                                    such
   facts or matters as it may see fit, and, if the Trustee
     shall    determine to make such further inquiry or
  investigation, it shall                               be
 entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) no provision of this Indenture shall require
    the Trustee to extend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk
or
       liability is not reasonably assured to it; and

          (h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either
    directly or by or through agents or attorneys; provided, however, that the Trustee shall not be liable for the
conduct  or acts                                      of
any such agent or attorney that shall have been appointed in accordance herewith with due care.

          Section 9.03.  No Responsibility for Recitals,
etc.
The  recitals contained herein and in the Notes  (except in
the certificate  of  authentication)  shall  be   taken   as
the
statements of the Company, and  the  Trustee   assumes   no
responsibility for the correctness   of   the   same.    The
Trustee    makes no representations as to the validity or
sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes
authenticated   and   delivered  by  the   Trustee    in
conformity with this Indenture.

         Section 9.04.  Trustee, Authenticating Agent or
Registrar   May   Own  Notes. The Trustee and any
Authenticating Agent or  Note registrar, in its individual
or   any other capacity,
may   become  the  owner or pledgee of Notes  with   the
same rights it would have if it were not Trustee, Authenticating Agent or Note registrar.

          Section 9.05. Moneys to Be Held in Trust. Subject to Section 5.03, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law.

          Section  9.06. Compensation and Expenses of
Trustee.

            (a)  The Company agrees:

          (1)   to pay to the Trustee from time to  time
such
      compensation  for  all  services  rendered  by  it
hereunder
          as    has    been   agreed   upon  in  writing
    (which       compensation shall not be limited by any
 provision of law in             regard to the compensation
             of a trustee of an express trust);

          (2)  except as otherwise expressly  provided
herein,to
       reimburse   each   of   the  Trustee   and    any
predecessor
       Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by
the      Trustee in accordance with any provision of this
Indenture           (including the reasonable compensation
and the reasonable                 expenses and
disbursements  of its agents and counsel),  except     any
auch expense,  disbursement  or  advance  as  may   be
attributable to its negligence or bad faith; and

               (3) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against,
any        loss, liability    expense incurred without
negligence
      or bad faith on its own part, arising out of or in
     connection     with the acceptance or administration of
      the trust or trusts hereunder, including the costs and
      expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

           (b) As security for the performance of the obligations of the Company under this Section 9.06, the Trustee shall have a claim prior to the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of and any premium and interest on particular Notes.

          (c)   When  the  Trustee  incurs  expenses  or
renders
services in  connection  with  an  Event  of   Default
specified in
Section    8.01(5)  or  (6),  the  expenses   (including
the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses
of administration under   any  applicable  Federal  or
state  bankruptcy, insolvency or other similar law.

           (d) The provisions of this Section 9.06 shall survive the termination of this Indenture.

           Section   9.07.   Officers'  Certificate   as
Evidence.
Except as otherwise provided in Section 9.01, whenever in the administration of this Indenture the Trustee shall deem it
necessary   or  desirable  that  a  matter  be    proved or
established prior to taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof is
herein specifically   prescribed)  may,  in  the   absence
of
negligence or bad faith on the part of the Trustee, be
deemed to be
conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Officers' Certificate, in the absence
of negligence                                          or
bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under this Indenture in reliance thereon.

            Section   9.08. Conflicting  Interest of
Trustee.
The Trustee will comply with TIA Section 310(b); provided,
however, that  (a)  there shall be excluded from the
requirements of
TIA Section 310(b)(1) all indentures which may be excluded
pursuant to the  proviso  to  TIA  Section  310(b)(1);
and(b) the
provisions of the   first sentence of TIA Section 310(b)(9)
shall  not apply to any  securities  described in the
second  sentence                                      of
TIA Section 310(b)(9).

          Section  9.09.  Eligibility of  Trustee.   The
Trustee
hereunder  shall at all times be a corporation organized and
doing business                                         under
the laws of the United States  or   any
State thereof or of the District of Columbia authorized under such laws to exercise corporate trust powers, having  a  combined
capital and surplus of at least  $20,000,000  and  subject
to
supervision or examination by Federal,State or District of Columbia authority and shall not otherwise be disqualified under TIA Section 310(a)(5). If such
corporation  publishes   reports
of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the
purposes  of  this  Section 9.09, the combined   capital and
surplus of  such corporation shall be deemed to be its
combined
capital and  surplus  as  set  forth in its most  recent
report of
condition so   published.   In case at any time the Trustee
shall cease
to be eligible in  accordance with this  Section  9.09,  the
Trustee shall resign immediately  in  the  manner   and
with   the
effect specified in Section 9.10.

           Section  9.10.   Resignation  or  Removal  of
Trustee.
         (a)  The Trustee may at any time resign and be
discharged  of the trusts created by this  Indenture  by
giving written  notice to the Company specifying the  day
upon which such resignation   shall  take effect, and  such
resignation shall take effect upon the day  specified  in
such   notice unless previously a successor trustee  shall
have been appointed by the Noteholders or the Company in the manner provided in Section 9.11, and in such event such resignation shall take effect immediately on the appointment of such successor trustee.

          (b)  The Trustee may be removed at any time by an
instrument   or concurrent instruments in writing  filed
with
such Trustee   and signed and acknowledged by the holders of
a
majority in principal amount of the then outstanding Notes or by their attorneys in fact duly authorized.

          (c) In case at any time the Trustee shall cease to
be eligible         in  accordance with Section  9.09,  then
the
Trustee so ceasing  to  be  eligible shall resign
immediately   in the
manner and with  the effect provided in this Section 9.10,
and   in the
event that it does not resign immediately in such case, then it may be removed forthwith by an instrument or concurrent instruments in writing filed with the Trustee so ceasing to be eligible and either:

          (1)   signed  by the President  or  any  Vice
President
       of the Company attested by the Secretary or an Assistant Secretary of the Company; or

          (2) signed and acknowledged by the holders of a majority in principal amount of outstanding Notes or by
          their attorneys in fact duly authorized.

          (d) Any resignation or removal of the Trustee and any appointment of a successor Trustee pursuant to this Section
9.10 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.12.

           Section   9.11.   Appointment  of   Successor
Trustee.

           (a)    In case at any time the Trustee  shall
resign
or shall  be removed (unless such Trustee shall be  removed
as
provided  in Section 9.10(c) in which event the  vacancy
shall
be filled as    provided  therein),  or  shall    become
adjudged  a bankrupt or   insolvent,  or if a receiver of
the Trustee  or  of its property shall   be  appointed, or
if any public  officer   shall take charge or control  of
the Trustee, or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, or a vacancy
shall  be  deemed to exist in  the  office   of the Trustee
for any other reason, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. Within one year after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee may be appointed by act of the holders of a majority in principal amount of the outstanding
Notes, delivered to the Company and retiring Trustee, and the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company or by such receiver or Trustee.

         (b)  The Company shall publish notice of any
resignation    and subsequent appointment of a successor
Trustee made  by it or by act of Noteholders in  one
Authorized Newspaper in  the  Borough of Manhattan, The City
of New York, and in one Authorized   Newspaper   in  the
city  in   which   the principal office of
the Trustee is located, once each.

           (c)    If   in  a  proper case no appointment of
a
successor Trustee shall be made pursuant to Section 9.11(a)
within six
months after a vacancy shall have occurred in the office of
Trustee,   any Noteholder or any resigning  Trustee  may
apply
to any court   of   competent   jurisdiction  to   appoint
a successor Trustee. Said court may thereupon after such notice, if any, as such court may deem proper and prescribe, appoint a successor Trustee.

         (d) If any Trustee resigns because of conflict of interest as provided in Section 9.08 and a successor Trustee has not been appointed by the Company or the Noteholders or, if
appointed, has not accepted the appointment,  within  30
days
after the   date  of  such resignation, the resigning
Trustee may
apply to any court of competent jurisdiction for the appointment of a successor Trustee.

           (e)  Any Trustee appointed under this Section
9.11
as a successor  Trustee  shall be a  bank  or  trust
company eligible
underSection   9.09 and qualified under Section 9.08.

         Section 9.12.  Acceptance by Successor Trustee.

           (a)   Any  successor  Trustee  appointed   as
provided in
Section 9.11 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting
such   appointment   hereunder,   and   thereupon    the
resignation or
removal   of   the  predecessor  Trustee  shall   become
effective
and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder,
with like effect as if originally named as Trustee herein; but nevertheless, on the written request of the Company or of
the successor   Trustee, the Trustee ceasing to act   shall,
upon
payment of  any  amounts then due it pursuant to  Section
9.06, execute
and deliver  an  instrument transferring to  such  successor
Trustee
all the   rights  and  powers of the Trustee so ceasing   to
act.
Upon request   of   any such successor Trustee, the
Company shall
execute any  and all instruments in writing in order more
fully and
certainly   to  vest  in and confirm to  such  successor
Trustee
all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to Section 9.06.

            (b)    No  successor  Trustee  shall  accept
appointment
as provided in this Section 9.12 unless at the time of such acceptance such successor Trustee shall be qualified under Section 9.08 and eligible under Section 9.09.

          (c)   Upon  acceptance  of  appointment  by  a
successor
Trustee  as  provided in this Section 9.12, the  Company
shall
mail notice  of the succession of such Trustee hereunder to
all holders of Notes as  the names and addresses of such
holders
appear on the registry  books.   If  the Company fails  to
mail such notice in the prescribed manner within 10 days after the acceptance of appointment by the successor
Trustee,  the  successor Trustee
shall cause such notice to be mailed at the expense of the Company.

          Section 9.13.  Succession by Merger, etc.

         (a)  Any corporation into which the Trustee may be
merged   or   converted  or  with  which   it   may   be
consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation  succeeding to all or substantially  all  of the
corporate  trust  business  of the  Trustee,  shall   be
the successor of   the  Trustee  hereunder without  the
execution or filing of any paper or any further act on the part of any of the parties hereto.

           (b) In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of
the Notes   shall have been authenticated but not delivered,
any
such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such
Notes so   authenticated; and in case at that time any of
the Notes
shall not   have   been  authenticated, any successor  to
the Trustee
may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificates of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

            Section  9.14.   Limitations  on  Rights  of
Trustee as
a Creditor. The Trustee shall comply with  TIA  Section
311(a).
A Trustee   which  has resigned or been removed  shall  be
subject
to TIA Section 311(a) to the extent indicated therein.

           Section   9.15.  Authenticating  Agent.   (a)
There
may be one   or     more Authenticating Agents appointed  by
the
Trustee with power  to act on its behalf and subject to its
direction in
the authentication  and  delivery of Notes   in   connection
with
transfers and   exchanges under Sections 2.05, 2.06,  2.07,
2.08, 3.02,
3.03, and 13.04,  as fully to all intents and  purposes   as
though
such Authenticating Agents had been expressly authorized by those
Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by any Authenticating Agent pursuant to this Section 9.15 shall be deemed to be the authentication and delivery of such Notes
"by the Trustee." Any such Authenticating Agent shall be a bank or trust company of the character and qualifications set forth in
Section 9.09.

           (b)    Any   corporation   into   which any
Authenticating Agent may be merged or converted or
with which it may be consolidated,  or  any
corporation  resulting  from  any merger, conversion
or consolidation to  which any Authenticating
Agent shall  be  a  party,  or any corporation
succeeding   to the corporate trust business of any
Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section
9.15, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

           (c)   Any  Authenticating Agent may  at any
time resign by giving  written notice of resignation
to the Trustee and to the Company. The  Trustee may at
any time  terminate the agency of any Authenticating
Agent  by  giving  written notice of termination to
such  Authenticating  Agent  and   to   the   Company.
Upon receiving such a notice of resignation or upon
such a termination, or in case at any time any
Authenticating Agent shall cease to be eligible  under
this Section 9.15,  the  Trustee  shall promptly
appoint  a  successor Authenticating Agent,  shall
give written notice  of  such  appointment to the
Company  and  shall mail, in the manner  provided  in
Section  15.10,  notice  of   such appointment to the
holders of Notes.

            (d)     The   Trustee  agrees  to  pay
to each
Authenticating Agent from time  to time reasonable
compensation   for its services, and  the Trustee
shall be entitled to be reimbursed for such payments, in accordance with Section 9.06.

           (e)   Sections  9.02, 9.03, 9.04, 9.06,
9.09 and
10.03 shall be applicable to any Authenticating Agent.

             Section    9.16.    Trustee's
Application for
Instructions from   the  Company.   Any application
by  the  Trustee for written instructions  from  the
Company may, at the  option   of the Trustee, set
forth  in writing any action proposed to  be  taken or
omitted by the Trustee under this Indenture and the
date  on and/or after which  such action shall be
taken or such omission shall be effective. The
Trustee shall not be liable  for  any action taken by,
or         omission   of,  the Trustee   in
accordance with  a proposal included    in  such
application on or  after  the  date specified in such
application (which date shall not be  less   than five
Business Days   after   the   date any officer  of
the   Company actually receives such    application,
unless  any  such  officer   shall have consented in
writing to any earlier date) unless prior to taking
any such action   (or   the  effective date in  the
case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                           ARTICLE TEN.
                   Concerning the Noteholders.

            Section   10.01.   Action  by
Noteholders. (a)
Whenever in   this   Indenture it is provided that
the   holders of  a specified percentage  in aggregate
principal amount of the   Notes may take any  action
(the  making of any demand or request,   or the giving
of any notice, consents or  waivers  in  lieu  of   a
Noteholders' meeting or  the taking of any other
action) the fact that at the time of taking   any
such   action   the   holders   of   such specified
percentage
have   joined  therein  may  be  evidenced  (a)  by
any instrument or any number of instruments of similar
tenor executed by such Noteholders  in  person or by
agent or  proxy  appointed in writing, or (b)   by the
record of such Noteholders voting   in favor thereof
at  any  meeting  of  Noteholders duly called  and
held in accordance with   Article  Eleven,  or  (c) by
a  combination   of such instrument or instruments and
any such record of such a meeting of Noteholders.

          (b)  Whenever in this Indenture it is
provided that
the holders  of   a   specified  percentage  in
aggregate
principal amount of  the  Notes may take any action,
any party designated in writing by the Depositary, or
by any party so designated by the Depositary,   as
the  owner of a beneficial   interest of  a specified
principal   amount  of  any Global  Note  held  by
such Depositary shall be   deemed  to  be a holder of
Notes in such  principal amount for such purpose.

            Section   10.02.   Proof  of  Execution
by Noteholders. (a) Subject to Sections  9.01, 9.02
and 11.05,  proof   of the execution of any
instruments by a Noteholder or the agent or proxy for such Noteholder shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Notes shall be proved by the Note register of the Company or by a certificate of the Note registrar.

           (b)    The record of any Noteholders'
meeting shall
be proven in the manner provided in Section 11.06.

             Section   10.03.    Who   Deemed
Absolute Owners. Subject to Sections    2.04(f) and
10.01, the Company,  the  Trustee, any Authenticating
Agent and Note registrar  may  deem  the person in
whose   name  any  Note  shall be registered  upon
the Note register of the   Company  to  be,  and may
treat such person as, the absolute owner of such Note (whether or not such Note shall be overdue) for the purpose of receiving payment of or on account of the principal of and any premium and interest on such Note, and for all other purposes; and neither the Company nor the Trustee nor any Authenticating
Agent nor any Note registrar shall be affected by any notice to the contrary. All such payments shall be valid and effectual to satisfy and discharge the liability upon any such Note to the extent of the sum or sums so paid.

             Section    10.04.    Company-Owned
Notes Disregarded. In determining   whether  the
holders  of  the   requisite aggregate principal
amount of outstanding Notes have concurred  in any
direction,   consent  or waiver under  this
Indenture, Notes which are   owned by the Company or
any other obligor  on  the Notes or by any   person
directly  or  indirectly  controlling   or controlled
by or under direct or indirect common control with the
Company or any other   obligor  on the Notes shall be
disregarded  and deemed not to be   outstanding   for
the   purpose   of   any   such  etermination;
provided  that for the purposes of determining
whether the Trustee shall  be  protected in relying on
any  such  direction, consent or waiver  only Notes
which the Trustee knows are so  owned shall be so
disregarded.  Notes so owned which have been pledged
in good faith  may  be regarded as outstanding for the
purposes of this Section   10.04  if  the  pledgee
shall  establish   to the satisfaction of   the
Trustee the pledgee's right to vote such Notes and
that the  pledgee   is   not   a   person   directly
or indirectly controlling or
controlled   by   or  under direct or  indirect
common control
with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

           Section   10.05. Revocation of Consents;
Future
Holders Bound.  At any time prior to the taking of any
action by the holders  of the percentage in aggregate
principal amount of
the Notes   specified in this Indenture in connection
with such
action, any holder of a Note, which is shown by the
evidence  to be included  in  the  Notes  the  holders
of  which   have consented to such action may, by
filing written notice with the Trustee at the
Corporate  Trust  Office of the Trustee and  upon
proof of ownership as   provided in Section 10.02(a),
revoke such action so far as it concerns     such
Note.  Except as aforesaid  any   such action taken by
the   holder of any Note shall be conclusive and
binding upon such holder   and upon all future holders
and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether or not any notation thereof is made upon such Note or such other Notes.

           Section   10.06.  Record Date for
Noteholder Acts.
If the  Company  shall  solicit from  the  Noteholders
any request, demand,   authorization,  direction,
notice,   consent, waiver or other   act,   the
Company  may,  at  its  option,   by Board Resolution,
fix  in  advance  a record date in compliance  with
TIA Section 3.16(c)  for  the determination of
Noteholders  entitled to give such    request,
demand,   authorization,   direction, notice, consent,
waiver  or  other  act,  but  the  Company  shall
have no obligation to do   so. If   such   a  record
date is  fixed,   such request, demand,
authorization,  direction, notice, consent,  waiver
or other
act may  be given before or after the record date, but
only the
Noteholders  of record at the close of business  on
the record
date shall  be  deemed  to  be Noteholders  for  the
purpose of
determining whether  holders  of  the requisite
aggregate  principal amount of outstanding Notes have
authorized or agreed or consented to such
request,demand,  authorization,  direction,   notice,
consent, waiver or other  act,  and  for  that
purpose   the outstanding Notes shall   be  computed
as of the record date; provided, however, that no such authorization, agreement or consent by the Noteholders on the record date shall be deemed effective unless it shall become effective pursuant to this Indenture not later than six months after the record date.


                          ARTICLE ELEVEN
                      Noteholders' Meeting.

           Section  11.01.   Purposes  of  Meetings.
A
meeting of Noteholders may be called at any time and from time to time pursuant to this Article Eleven for any of the following purposes:

          (a)   to give any notice to the Company or
to the
     Trustee, or to give any directions to the Trustee, or
     to consent to the waiving of any default hereunder and
    its consequences, or to take any other action authorized to be taken by Noteholders pursuant to Article Eight;

       (b)  to remove the Trustee and nominate a
    successor Trustee pursuant to Article Nine;

           (c)   to  consent  to  the  execution  of
an  indenture or  indentures  supplemental  hereto
pursuant  to  Section     13.02; or

         (d)  to take any other action authorized to
     be taken  by  or  on  behalf of  the  holders  of
     any
     specified aggregate principal amount of the
     Notes, as the case may be, under any other
     provision of this Indenture
    or   under applicable law.

          Section  11.02.  Call of Meetings by
Trustee. The
Trustee  may at any time call a meeting of  holders
of
Notes to take  any action specified in Section 11.01,
to be  held at such time   and   at   such   place  as
the  Trustee   shall determine. Notice of every   such
meeting of Noteholders, setting forth   the time and
the place   of   such  meeting  and in general   terms
the action proposed to be   taken at such meeting,
shall be given to holders of the Notes that  may be
affected by the action proposed to be taken at such
meeting  in   the  manner provided in  Section
15.10.Such notice
shall   be given not less than 20 nor more than 90
days prior
to the date fixed for such meeting.

         Section 11.03.  Call of Meetings by Company
or Noteholders.  In case at any time the Company,
pursuant to a
Board  Resolution,  or  the  holders  of  at  least
10% in
aggregate principal  amount  of the Notes then
outstanding,  shall have requested  the Trustee to
call a meeting of Noteholders, by written  request
setting  forth in  reasonable   detail the action
proposed   to  be taken at the meeting, and the
Trustee shall not have  mailed the notice of such
meeting within  20  days after receipt of such
request,  then  the  Company    or such Noteholders
may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 11.01, by giving notice thereof as provided in Section 11.02.

          Section 11.04.  Qualifications for Voting.
To be
entitled   to   vote at any meetings of  Noteholders
a Person
shall (a)  be  a holder of one or more Notes affected
by  the action proposed to be taken or (b) be a Person
appointed by an instrument  in writing as proxy by a
holder of  one   or more
such Notes.   The  only Persons who shall be entitled
to be present or to speak at any meeting of Noteholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

              Section    11.05.     Regulations.
(a) Notwithstanding any other provisions  of this
Indenture, the Trustee may make such reasonable
regulations  as it may deem  advisable for any meeting
of   Noteholders, in regard to proof of the  holding
of Notes and of the  appointment  of  proxies,  and
in  regard  to  the appointment and
duties    of    inspectors  of  votes,  the
submission
and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

          (b)   The  Trustee  shall,  by  an
instrument in
writing, appoint  a  temporary  chairman of the
meeting,   unless the meeting shall   have  been
called by  the  Company  or  by  the Noteholders as
provided in Section 11.03, in which case the Company
or Noteholders  calling the meeting, as the case  may
be,
shall in like   manner   appoint   a   temporary
chairman.   A permanent chairman and  a  permanent
secretary of the meeting shall be elected by the holders of a majority in aggregate principal amount of the Notes present in person or by proxy at the meeting.

          (c)   Subject to Section 10.04, at any
meeting each
Noteholder or proxy shall be entitled to one  vote for
each
$1,000 principal    amount  of  Notes held  or
represented   by
such Noteholder; provided, however, that no vote shall
be cast or counted at any meeting  in  respect  of
any  Note  challenged  as  not outstanding and ruled
by  the  chairman  of  the  meeting  to  be  not
outstanding. The chairman   of the meeting shall have
no right  to   vote other than by virtue  of  Notes
held by such chairman or  instruments in writing as
aforesaid  duly  designating such  chairman  as  the
person to vote
on    behalf  of  other  Noteholders.   At  any
meeting of
Noteholders duly  called  pursuant to Section 11.02
or  11.03,  the presence of persons   holding   or
representing   Notes   in    an aggregate principal
amount sufficient to take action on any business for
the transaction    for   which  such  meeting   was
called shall constitute a quorum. Any meeting of Noteholders duly called pursuant to Section 11.02 or
11.03 may be adjourned from time to time by the holders of a majority in aggregate principal amount of the Notes present in person or by proxy at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

            Section  11.06.   Voting.   The  vote
upon any
resolution submitted  to  any meeting of Noteholders
shall  be  by written ballots  on which shall be
subscribed the signatures  of the holders  of Notes or
of their representatives by   proxy and the principal
amount of Notes held or represented  by  them. The
permanent    chairman  of  the  meeting  shall
appoint
two inspectors of votes who shall count all votes cast
at the meeting  for or against any resolution and who
shall make and file  with the secretary of the meeting
their verified written  reports in duplicate of all
votes cast at the meeting.  A record n duplicate   of
the  proceedings  of  each  meeting   of Noteholders
shall be   prepared by the secretary of the meeting
and  there shall be attached   to  said  record  the
original  reports   of the inspectors of votes on any
vote by ballot taken thereat and affidavits by one or
more  persons having knowledge of the facts setting
forth a copy   of  the  notice of the meeting and
showing   that said notice was given as provided in
Section 11.02.  The  record shall show the  principal
amount of the Notes voting in  favor  of or against
any resolution.  The record shall be signed and
verified by the affidavits  of the permanent chairman
and secretary of the meeting and   one  of the
duplicates shall be delivered  to  the Company and the
other   to   the  Trustee to be preserved  by  the
Trustee.  Any
record   so  signed  and verified  shall  be
conclusive
evidence of the matters therein stated.

         Section 11.07.  Right of Trustee or
Noteholders not
Delayed. Nothing in this Article Eleven contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the holders of Notes under any of the provisions of this Indenture or of the Notes.

                          ARTICLE TWELVE
        Consolidation, Merger, Conveyance, Transfer or Lease

          Section 12.01.  Company May Consolidate,
etc., only
on Certain     Terms.  The Company shall not
consolidate  with
or merge into   any  other  corporation  or  convey
or  transfer
its properties and assets   substantially  as an
entirety   to   any Person  unless:

               (1)    the   corporation   formed   by
     such  consolidation or into which the Company is
     merged or the       Person which   acquires  by
     conveyance or transfer the    properties and
     assets of the Company substantially as an
     entirety shall be a corporation organized and
     existing under      the laws of the United States
     of America or any State or the District  of
     Columbia,  and  shall  expressly
     assume, by an indenture supplemental hereto,
     executed and  delivered  to the Trustee, in form
     satisfactory  to
     the Trustee,  the  due  and  punctual  payment
of  the   principal of and any premium and interest on
all of the      Notes and the performance of every
covenant of this          Indenture on the part of the
Company to be performed or     observed;

         (2)  immediately after giving effect to such
     consolidation, merger, conveyance or transfer, no
    Event of Default, and no event which, after notice or
     lapse of time, or both, would become an Event of
                       Default,
    shall have occurred and be continuing;

            (3) if,  as  a result of such
consolidation,      merger,   conveyance, transfer or
lease, properties or assets   of the    Company
would   become subject to  a   mortgage,     pledge,
lien, security interest or other encumbrance which
would not otherwise  be  permitted by this Indenture
without making effective   provision  whereby  the
Notes     then outstanding and any other indebtedness
of  the  Company    then entitled thereto will be
equally and ratably secured   with any and all
indebtedness  and  obligations  secured      thereby,
the Company or the successor corporation or  Person,
as the case may be, will   take  such  action  as
will  be  necessary effectively to secure all Notes
equally   and ratably with (or prior to) all
indebtedness secured     thereby; and

          (4)   the Company has delivered to the
Trustee an
    Officers' Certificate and an Opinion of Counsel
     each stating that such consolidation, merger,
     conveyance or transfer and such supplemental
     indenture comply with this   Article  Twelve  and
     that all conditions precedent herein provided for relating to such consolidation, merger, conveyance or transfer have been complied with.

            Section 12.02. Successor Corporation
Substituted.
Upon  any  consolidation or merger, or  any
conveyance or
transfer of the properties and assets of the Company
substantially as an entirety in accordance with
Section 12.01, the successor corporation formed by
such consolidation or  into  which the Company  is
merged  or  to  which  such  conveyance  or transfer
is made shall succeed  to,  and be substituted  for,
and  may exercise every right and power of, the
Company under this Indenture with the same effect as
if such successor corporation had  been named as the
Company  herein;  provided,  however, that no such
conveyance or transfer  shall have the effect of
releasing the  Person named as the  "Company" in the
first paragraph of this  Indenture or any successor
corporation  which shall  theretofore   have become
such in the manner  prescribed  in this  Article
Twelve from its liability as obligor and maker on any of the Notes.

                         ARTICLE THIRTEEN
                     Supplemental Indentures.
            Section   13.01. Supplemental  Indentures
without
Consent of Noteholders.

            (a) The  Company,  when  authorized   by
Board
Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

          (1)   to make  such provision  in  regard
to matters
    or questions arising under this Indenture as may
     be necessary  or  desirable and not inconsistent
     with
      this Indenture  or  for  the purpose  of
      supplying  any omission, curing any ambiguity,
      or curing, correcting or supplementing   any
      defective   or   inconsistent
    provision        or to make a change which does
not affect the       rights of any Noteholder;

           (2)   to  change  or  eliminate  any  of
the  provisions of this indenture, provided that any
such change          or elimination shall become
effective only when  there is
    no Note outstanding created prior to the execution of
    such supplemental indenture which is entitled to the benefit of such provision;

         (3)  to secure the Notes;

          (4) to establish the form of Notes as permitted by Section 2.01 or to establish or reflect any terms of any Note determined pursuant to Section
                         2.05;

     (5)  to evidence the succession of another
corporation  to      the Company, and the assumption
by any such successor    of the covenants  of  the
Company
    herein and in the Notes;

         (6)  to grant to or confer upon the Trustee
for the
     benefit  of  the  Holders  any  additional
rights,  remedies,   powers or authority;

           (7)   to  permit  the Trustee to comply
with
    any duties imposed upon it by law;

            (8) to specify further the duties and
resonsibilities of,  and to define further the
relationships        among, the Trustee,  any
Authenticating Agent and any       paying agent; and

         (9)  to add to the covenants of the Company
for the
     benefit of the holders or to surrender a right or power
    conferred on the Company herein.

           (b)  The Trustee is hereby authorized to
join with
the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          (c)  Any supplemental indenture authorized
by this
Section  15.01  may be executed by the Company  and
the Trustee
without the consent of the holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 13.02.

            Section   13.02.   Supplemental
Indentures with
Consent of Noteholders.

         (a)  With the consent (evidenced as provided
in Section  10.01)  of  the holders  of  at  least
50%  in aggregate principal amount of the Notes at the
time  outstanding
that would be            affected   by  such
supplemental  indenture,   the
Company, when authorized   by  Board Resolution, and
the Trustee   may from time to time  and  at  any
time  enter  into  an  indenture  or indentures
supplemental  hereto  for  the  purpose  of  adding
any provisions to or changing in any manner or
eliminating  any  of the provisions of this  Indenture
or  of  any supplemental  indenture  or of modifying
in  any manner   the   rights  of  the   Noteholders;
provided, however, that no such supplemental indenture shall:

         (1)  change the maturity of any Note; or
     reduce the  rate or extend the time of payment of
     interest
     on any  Note;  or  change  the method  of
    calculating    interest, or any term used in the
    calculation of interest,      or the period  for
    which  interest  is  payable,  on  any  Floating
    Rate  Note; or reduce the principal amount  of
    any Note  or  any  premium  thereon; or change
    the  coin  or  currency in which the principal of
    any Note or any premium       or interest thereon
    is payable; or change the date on
     which any Note may be redeemed; or adversely
     affect
     the rights of any Noteholder to institute suit
    for the   enforcement of any payment of principal
    of or any
     premium  or  interest on any  Note;  in  each
     case
     without   the  consent of the holder of each Note
     so affected (for purposes of this Section 13.02
     (a)(1) only, the term "Note" shall include Notes for which an offer has been accepted by the Company); or

          (2)  reduce the aforesaid percentage of
Notes, the
    holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all of the Notes then outstanding.

                    (b)    Upon  the  request  of  the
Company, accompanied by a copy  of  the Board
Resolution authorizing the execution of any such
supplemental indenture, and upon the filing  with the
Trustee of  evidence of the consent of Noteholders as
aforesaid, the Trustee shall join with the Company in
the execution  of such supplemental indenture   unless
such   supplemental indenture affects the  Trustee's
own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

          (c)  It shall not be necessary for the
consent of
the holders of Notes under this Section 13.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

           (d)    Promptly  after the execution  by
the Company and the  Trustee  of any supplemental
indenture pursuant  to this Section  13.02,  the
Company shall give  notice  in  the manner provided in
Section 15.10, setting forth  in  general
terms the substance of   such   supplemental
indenture,    to
all Noteholders. Any failure of the Company to give such notice, or any defect therein shall not, however, in any way impair or affect the validity of any such supplemental indenture.

            Section   13.03.    Compliance  with
Trust Indenture Act; Effect of Supplemental
Indentures. Any
supplemental indenture executed pursuant to this
Article Thirteen shall  comply with the TIA. Upon
the   execution   of  any   supplemental indenture
pursuant to  this  Article Thirteen, this Indenture
shall be  and be deemed to  be modified and amended in
accordance therewith  and the respective rights,
limitations    of rights, obligations, duties and
immunities under this Indenture of the Trustee, the Company and the Noteholders hall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

            Section    13.04.    Notation   on
Notes. Notes
authenticated and    delivered    after   the
execution    of    any supplemental indenture pursuant
to  this Article Thirteen may bear a  notation in form
approved  by  the Trustee as to any matter provided
for in such supplemental indenture.  If the Company or
the  Trustee shall so determine,  new  Notes  so
modified as to conform   in the opinion of the Trustee
and  the  Board  of  Directors  to  any modification
of this Indenture  contained  in  any  such
supplemental indenture may be  prepared  and executed
by the Company, authenticated by the Trustee   and
delivered  in  exchange  for  the   Notes then
outstanding.

            Section 13.05. Evidence of Compliance of
Supplemental Indenture to Be Furnished Trustee.  The
Trustee, subject to Sections 9.01 and 9.02, may
receive  an  Officers'
Certificate and an Opinion of Counsel as conclusive
evidence that any supplemental indenture   executed
pursuant    hereto complies with the requirements of
this Article Thirteen.


                        ARTICLE FOURTEEN.
             Immunity of Incorporators, Stockholders,
                     Officers and Directors.
            Section 14.01. Indenture and Notes Solely
Corporate
Obligations.    No  recourse  for  the  payment  of
the principal of or any  premium or interest on any
Note, or for  any  claim based thereon   or
otherwise  in respect  thereof,  and   no recourse
under or upon  any  obligation,  covenant  or
agreement  of  the Company, contained in this
Indenture    or    in any supplemental indenture, or
in   any  Note,  or  because  of  the  creation  of
any indebtedness represented   thereby,  shall   be
had   against       any incorporator, stockholder,
officer or director, as such, past, present or future,
of  the  Company or any successor  corporation, either
directly or through   the   Company or
any successor corporation, whether  by virtue of any
constitution, statute or  rule of law, or by    the
enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.


                         ARTICLE FIFTEEN.
                    Miscellaneous Provisions.

         Section 15.01.  Provisions Binding on
Company's Successors.   All the covenants,
stipulations,  promises and
agreements made by the Company in this Indenture shall bind its successors and assigns whether so expressed or not.

            Section 15.02.  Official Acts by Successor
Corporation. Any act or proceeding by any provision of
this Indenture authorized  or required to be done or
performed  by  any board, committee  or officer of the
Company shall and  may   be done and performed    with
like force and effect  by   the   like board,
committee or officer of any corporation that shall at the time be the lawful successor of the Company.

           Section  15.03.  Addresses for Notices,
etc. Any
notice or demand which  by  any provision of  this
Indenture
is required or permitted to be given or served by the
Trustee or by the Noteholders  on the Company may be
given  or  served  by being deposited  postage
prepaid in  a  post  office   letter box addressed
(until  another  address is filed by the  Company
with the Trustee) to   Kansas   City Power & Light
Company,  1201  Walnut, Kansas City, Missouri  64106,
to  the  attention  of  the  Corporate Secretary. Any
notice,  direction,  request  or  demand  by  any
Noteholder to or upon    the   Trustee  shall  be
deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Corporate Trust Office of the Trustee.

          Section 15.04.  Governing Law.  This
Indenture and
each Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

            Section 15.05. Evidence of Compliance with
Conditions Precedent.

           (a)   Upon any application or demand  by
the Company to the Trustee  to  take any action under
this Indenture, the Company shall furnish   to   the
Trustee    an    Officers' Certificate stating that
all conditions precedent, if any, provided for  in
this indenture  relating  to the proposed  action
have  been complied with and  an  Opinion of Counsel
stating that, in the opinion of such counsel,   all
such  conditions  precedent  have  been complied with.

          (b)   Each certificate or opinion provided
for in
this Indenture  and  delivered  to the Trustee  with
respect to
compliance with   a  condition  or covenant provided
for  in  this Indenture shall include   (1)  a
statement  that  each  Person   making such
certificate or opinion has read such covenant or
condition and the definitions  relating thereto; (2) a
brief statement  as to the nature   and   scope of the
examination or investigation upon which the statements or opinion contained in such certificate or opinion are based; (3) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with.

          (c)   In  any  case where several matters
are required to be  certified  by,  or covered by  an
opinion  of,  any specified Person,  it  is  not
necessary that  all  such  matters be certified by,
or covered by the opinion of, only one such Person, or
that they   be  so certified or covered by only one
document, but one such  Person may certify or give an
opinion with respect to some matters and  one  or more
other such Persons   as   to other matters,and  and
such Person may certify or give an opinion as to such matters in one or several documents.

          (d)   Any certificate or opinion of an
officer of
the Company
may  be  based,  insofar as  it   relates to
legal matters, upon   a  certificate  or opinion of,
or representations by, counsel, unless   such  officer
knows, or  in  the  exercise  of reasonable care
should know,   that   the  certificate   or   opinion
or representations with  respect to the matters upon
which such certificate or opinion  is  based are
erroneous.  Any  such certificate or Opinion of
Counsel  may  be based, insofar  as  it  relates  to
factual matters,upon a certificate   or   opinion
of, or representations by,
an officer or officers of the Company stating that the
information with respect to such factual matters  is
in the
possession of the Company, unless such person knows,
or in
the exercise    of   reasonable  care  should  know,
that the
certificate or opinion or representations with respect to such matters are erroneous.

          (e)  Any certificate, statement or opinion
of any
officer  of  the Company, or of counsel, may  be
based, insofar
as it  relates   to  accounting matters, upon a
certificate or
opinion of  or representations  by  an  accountant  or
firm of
accountants, unless   such officer or counsel, as the
case  may   be, knows that the   certificate  or
opinion or  representations  with respect to the
accounting matters upon which the certificate,
statement or opinion  of  such  officer or counsel may
be  based  as aforesaid are erroneous, or in the
exercise of reasonable care  should know that the
same are erroneous.  Any certificate or opinion  of
any firm of independent   public accountants  filed
with   the Trustee shall contain a statement that such
firm is independent.

         (f)  Where any Person is required to make,
give or
execute two or more applications, requests, consents,
certificates,    statements,    opinions    or
other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

           Section   15.06.   Business   Days.
Unless otherwise provided herein, in any case where
the date  of maturity of the principal of or any
premium or interest on any Note   or the date fixed
for redemption of any Note is not a Business  Day,
then payment   of  such principal or any premium or
interest need not be made   on   such   date  but may
be  made  on  the  next succeeding Business Day  with
the same force and effect as if made  on  the date of
maturity or the date fixed for redemption, and,  in
the case of payment,  no interest shall accrue for the
period   from and after such date.

         Section 15.07.  Trust Indenture Act to
Control. If
and to   the  extent  that any provision of  this
Indenture limits, qualifies   or conflicts with
another provision included in this Indenture  which
is  required to be  included  in  this Indenture by
any   of  Sections 310 to 317, inclusive, of  the
TIA, such required provision shall control.

           Section  15.08.  Table of Contents,
Headings, etc.
The table   of  contents  and the titles  and
headings   of the
articles and   sections  of  this  Indenture have
been  inserted for convenience of   reference  only,
are not to be  considered  a  part hereof, and shall
in        no  way modify or restrict any of  the
terms or provisions hereof.

          Section  15.09.   Execution  in
Counterparts. This
Indenture    may    be   executed  in  any   number
of
counterparts, each of which   shall   be  an
original, but such counterparts shall together constitute but one and the same instrument.

         Section 15.10.  Manner of Mailing Notice to
Noteholders.   Any  notice  or  demand  which   by
any provision of this Indenture is required or
permitted to be given or served by the Trustee or the
Company to or on the holders of Notes, as the case may
be, shall  be  given or served  by   first-class mail,
postage prepaid, addressed to the holders of such Notes at their last addresses as the same appear on the Note register referred to in Section 2.06, and any such notice shall be deemed to be given or served by being deposited in a post office letter box in the form and manner provided in this Section 15.10.

           In   Witness  Whereof, Kansas City  Power
& Light
Company has  caused this Indenture to be signed and
acknowledged by its Executive Vice  President, and its
corporate  seal  to
be affixed hereunto, and the same to be attested by
its  Secretary or an Assistant Secretary, and The Bank
of  New   York   has caused this Indenture to  be
signed and acknowledged  by  one   of its Assistant
Vice   Presidents   and  its  corporate   seal   to
be affixed hereunto, and   the   same   to  be
attested  by   one   of   its Assistant Treasurers,
as of the day and year first written above.


                  KANSAS CITY POWER & LIGHT COMPANY




By_______________________________
                                  Bernard J. Beaudoin
                                      Executive
                                      Vice
President

Attest:


__________________________
Jeanie Sell Latz
Secretary

[Seal)
                               THE  BANK  OF  NEW
YORK, as
Trustee


                             By_______________________
                               __ Assistant Vice
                               President

Attest:


__________________________
Assistant Treasurer

[Seal]



STATE OF MISSOURI )
                  ) ss:
COUNTY OF JACKSON )




         I, ________________________, a Notary Public
in and
for
said County and State aforesaid, do hereby certify
that Bernard  J.  Beaudoin  of  Kansas  City  Power  &
Light Company, a
Missouri    corporation  and  Jeanie  Sell    Latz
of said
corporation,
who   are  personally known to me to be the same
persons whose
names
are  subscribed to the foregoing instrument and who
are both
personally  known to me to be Executive  Vice
President and
Secretary of said corporation, appeared before me
this day
in
person  and  severally acknowledged that they  this
day signed,
sealed  and delivered the said instrument as their
free and
voluntary    act   as  such  Executive  Vice
President
and
Secretary,
respectively,  of  said corporation  and  as  the
free and
voluntary
act   of   said  corporation, for the uses and
purposes
therein
set
forth,  and that the seal affixed to said instrument
is the
corporate  seal  of  said  corporation  and   that
the said
instrument
was executed, signed, sealed and delivered on behalf
of said
corporation by authority of its Board of Directors,
and acknowledged   said  instrument  to  be  the  free
and voluntary
act and
deed of said corporation.

            GIVEN  under  my  hand  and  notarial
seal this
__________
day of December, 1996.



_______________________________


My commission expires:



STATE OF _______  )
                  )  ss:
COUNTY OF ______  )





           I,   _____________________________, a
Notary Public
in
and   for   said County and State aforesaid,  do
hereby
certify
that
_________________________________ of  The  Bank  of
New York, a
corporation  organized and existing under the  laws
of the
State of
New York, and ____________________, of said
corporation, who
are
personally   known to me to be the same  persons
whose names
are
subscribed to the foregoing instrument and who are
both personally known to me to be an Assistant Vice
President and
Assistant Treasurer of said corporation, appeared
before me
this
day  in person and severally acknowledged that they
this day
signed,   sealed and delivered the said  instrument
as their
free
and  voluntary  act as such an Assistant Vice
President and
Assistant  Treasurer, respectively, of said
corporation, and
as
the  free and voluntary act of said corporation, for
the uses
and
purposes  therein set forth, and that the  seal
affixed to
said
instrument   is  the corporate seal of said
corporation and
that the
said   instrument  was  executed,  signed,  sealed
and delivered
on
behalf  of said corporation by authority of its By-
laws, and
acknowledged   said  instrument  to  be  the  free
and voluntary
act and
deed of said corporation.

        GIVEN under my hand and notarial seal this _____ day
of
December, 1996.




_____________________________
                                       Notary Public

My commission expires:

EXHIBIT A

                                            Global
Fixed Rate
Note




Registered
REGISTERED
 NO.
                KANSAS CITY POWER & LIGHT
                            COMPANY Fixed Rate
                         Medium-Term Note
    THIS NOTE IS A GLOBAL NOTE REGISTERED IN THE NAME
OF THE
DEPOSITARY   (REFERRED TO HEREIN) OR A NOMINEE
THEREOF AND,
UNLESS
AND   UNTIL  IT  IS  EXCHANGED IN WHOLE OR IN  PART
FOR THE
INDIVIDUAL
NOTES  REPRESENTED  HEREBY, THIS  GLOBAL  NOTE  MAY
NOT BE
TRANSFERRED
EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF
THE DEPOSITARY  OR  BY  A  NOMINEE  OF  THE
DEPOSITARY   TO THE
DEPOSITARY OR
ANOTHER  NOMINEE OF THE DEPOSITARY OR BY THE
DEPOSITARY OR
ANY
SUCH  NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE
OF SUCH
SUCCESSOR DEPOSITARY.

CUSIP:
PRINCIPAL
AMOUNT:
                                               $
ORIGINAL                   ISSUE
DATES:
MATURITY
DATE:

INTEREST
RATE:
REDEMPTION
DATE:

INTEREST PAYMENT DATES:

         Kansas City Power & Light Company, a Missouri
corporation   (herein  called  the   "Company",
which term
includes any
successor Person under the Indenture referred to on the reverse hereof) for value received hereby promises to pay to or registered assigns the principal sum of


DOLLARS
on   the   Maturity  Date set forth above  and  to
pay interest
thereon
from the Original Issue Date (or if this Global Note
has two
or
more Original Issue Dates, interest shall, beginning
on each
such
Original  Issue Date, begin to accrue for that  part
of the
principal  amount  to  which such  Original  Issue
Date is
applicable)
set   forth   above,  or from the most  recent
Interest Payment
Date to
which   interest  has been paid or duly  provided
for,
semi-
annually
in   arrears  on  the Interest Payment Dates  set
forth above in
each
year   commencing on (a) the first such Interest
Payment Date
next
succeeding  the earliest Original Issue Date  or
Dates set
forth
above,   or (b) if such Original Issue Date is  after
a Record
Date
and  prior  to the first Interest Payment Date,  on
the second
Interest  Payment Date, at the per annum Interest
Rate
set
forth
above   until  the  principal hereof  is  paid  or
made available
for
payment.   The  interest so payable and punctually
paid or
duly
provided   for  on any Interest Payment  Date  will,
as provided
in
such   Indenture,  be paid to the Person in whose
name
this
Note is
registered at the close of business on the Record
Date
for
such
Interest   Payment   Date, which shall   be   the
date
fifteen
calendar
days  (whether  or  not a Business Day)  preceding
such Interest
Payment   Date, provided, however, that if  an
Original Issue
Date
falls   between   a Record Date and an Interest
Payment Date,
the
first   payment   of   interest with  respect  to
such
Original
Issue
Date   will  be  paid  on  the second Interest
Payment Date
subsequent
to  such Original Issue Date to the Person in whose
name this
Note
is   registered at the close of business on the
Record Date
for
such   second   Interest  Payment  Date,  and
provided further,
that
interest   payable   on  the  Maturity  date   or,
if
applicable,
upon
redemption,  shall  be payable to  the  Person  to
whom principal
shall  be  payable.   Except as otherwise  provided
in
the
Indenture,
any   such   interest  not so punctually  paid  or
duly provided
for
will   forthwith  cease to be payable to the holder
on
such
Record
Date  and shall be paid to the Person in whose name
this Note
is
registered at the close of business on a Record Date
for the
payment  of  such  defaulted interest to  be  fixed
by
the
Company,
notice  whereof shall be given to Noteholders  not
less than
fifteen  days  prior to such Record Date.   Payment
of
the
principal
of  and  any premium and interest on this Note  will
be made at
the
Corporate Trust Office of the Trustee in the Borough
of Manhattan,  The  City of New York, or such other
office or
agency
of   the  Company as may be designated by  it  for
such purpose,
in
such coin or currency of the United States of America
as at
the
time   of  payment is legal tender for payment of
public and
private
debts,  provided,  however, that at the  option  of
the Company,
payment   of   interest  may be made by  United
States dollar
check
mailed to the address of the Person entitled thereto as such address shall appear in the Note Register.

    Under certain circumstances, this Global Note is
exchangeable in whole or from time to time in part for
a definitive  Note or Notes, with the same Original
Issue Date
or
Dates,     Maturity     Date,   Interest    Rate
and redemption
provisions as
provided herein or in the Indenture.

           REFERENCE  IS  HEREBY  MADE  TO  THE
FURTHER PROVISIONS
OF
THIS   GLOBAL   NOTE SET FORTH IN FULL  ON  THE
REVERSE
HEREOF,
WHICH
FURTHER   PROVISIONS  SHALL FOR ALL PURPOSES  HAVE
THE SAME
EFFECT AS
IF SET FORTH IN FULL AT THIS PLACE.

         Unless the certificate of authentication
hereon has
executed  by  the  Trustee referred to  on  the
reverse hereof,
directly   or   through  an Authenticating   Agent,
by
manual
signature
of   an  authorized signatory, this Note  shall  not
be entitled
to
any   benefit   under  the  Indenture  or  be  valid
or
obligatory
for any
purpose.



         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated
                              [SEAL]
    TRUSTEE'S CERTIFICATE
    OF AUTHENTICATION
                                           Kansas
City Power  &
Light
                                             Company
This is one of the notes designated
therein referred to in the within-          By
mentioned
Indenture
Executive

Vice
President

THE BANK OF NEW YORK, as Trustee

By                                     Attest

                    Authorized
Signatory
Secretary




                KANSAS CITY POWER & LIGHT COMPANY
                         MEDIUM-TERM NOTE

           This   Global  Note is one of, and  a
global security
which
represents  Notes which are part of,  a duly
authorized
issue
of
Notes of the Company (herein called the "Notes"),
issued and
to
be   issued under an Indenture dated as of December
1, 1996
(herein
called the "Indenture") between the Company and The
Bank of
New
York,  as  Trustee  (herein called the "Trustee",
which term
includes  any  successor Trustee under  the
Indenture), to
which
Indenture   and  all  indentures  supplemental
thereto reference
is
hereby   made   for   a  statement of   the
respective rights,
limitations
of   rights,  duties  and immunities thereunder  of
the Company,
the
Trustee and the Noteholders, and of the terms upon which the
Notes are, and are to be, authenticated and delivered. The
Notes
are limited to $300,000,000 aggregate principal amount.

            Each  Note  shall  be  dated  the  date
of its
authentication
by  the  Trustee.  Each Note shall also bear an
Original Issue
Date
or   Dates  which with respect to this Global  Note
(or any
portion
thereof),  shall mean the date or dates of the
original issue
of
the   Notes  represented  hereby as  specified  on
the face
hereof, and
such  Original Issue Date or Dates shall remain the
same for
all
Notes subsequently issued upon transfer, exchange, or
substitution    of   such  original   Note   (or
such subsequently
issued
Notes) regardless of their dates of authentication.

          This Global Note may not be redeemed prior
to the
Redemption  Date  set  forth on  the  face  hereof.
If no
Redemption
Date   is   so   set  forth, this  Global  Note  is
not redeemable
prior to
its maturity.  On or after the Redemption Date set
forth on
the
face  hereof this Note is redeemable in whole or in
part in
increments  of  $1,000  (provided  that  any
remaining principal
amount   of this note shall be at least $1,000)  at
the
option
of
the   Company   at   the  following  redemption
prices (expressed as
percentages of the principal amount to be redeemed) together with interest thereon payable to the date of redemption:

    Redemption Periods                 Redemption

Prices

Notice  of  redemption will be given by mail to
Holders of
Notes
not   less  than 30 nor more than 60 days prior to
the date
fixed
for  redemption  all as provided in the Indenture.
In the
event of
redemption   of this Global Note in part  only,  a
new Global
Note or
Notes   and   of  like tenor for the unredeemed
portion hereof
will be
issued in the name of the Noteholder hereof upon the surrender hereof.

           This Global Note will not be entitled to the benefit of a sinking fund.

          Interest payments on this Global Note will include
Accrued  Interest to but excluding the Interest
Payment Date.
Interest payments on this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months.

         The Company at its option, subject to the
terms and
conditions   provided  in  the  Indenture,    will
be discharged
from any
and   all  obligations in respect of the  Notes
(except
for
certain
obligations   including  obligations  to  register
the transfer
or
exchange  of  Notes, replace stolen, lost  or
mutilated Notes,
maintain  paying  agencies and hold monies  for
payment in
trust),
91  days  after  the Company deposits with  the
Trustee money or
U.S.
Government  Obligations  which through  the  payment
of interest
thereon  and principal thereof in accordance with
their terms
will
provide  money,  or  a combination  of  money  and
U.S. Government
Obligations,  in  an  amount  sufficient  to   pay
all
the
principal of
and any premium and interest on the Notes on the dates such payments are due in accordance with the terms of the Notes.

          If  an Event of Default with respect to
Notes shall
occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain
exceptions as
therein   provided,  the  amendment  thereof   and
the
modification
of
the rights and obligations of the Company and the
rights of
the
Noteholders to be affected under the Indenture  at
any
time
by the
Company  and the Trustee with the consent of the
holders of
not
less   than  a  majority  in  principal  amount  of
the outstanding
Notes
affected   thereby.    The   Indenture   also
contains provisions
permitting  the  holders  of not less  than  a
majority in
principal
amount   of  the outstanding Notes affected thereby,
on behalf
of
the  holders  of all Notes, to waive compliance  by
the Company
with
certain   provisions  of the Indenture.  The
Indenture
also
provides
that   the   holders  of not less  than  a  majority
in principal
amount
of the outstanding Notes may waive certain past
defaults and
their   consequences on behalf of the  holders  of
all Notes.
Any
such   consent  or waiver by the holder of this
Global Note
shall be
conclusive and binding upon such holder and upon all future holders of this Global Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Note or such Note.

            As   set  forth  in,  and  subject  to,
the provisions of
the
Indenture, no holder of any Notes will have any right
to institute  any proceeding with respect to the
Indenture or
for any
remedy   thereunder,  unless  such  holder  shall
have previously
given
to  the  Trustee  written notice of a  continuing
Event of
Default
with  respect to the Notes, the holders of not less
than a
majority  in  principal amount of the outstanding
Notes shall
have
made  written request, and offered reasonable
indemnity, to
the
Trustee  to  institute such proceeding as Trustee,
and the
Trustee
shall  have  failed to institute such proceeding
within 60
days,
provided,  however, that such limitations do  not
apply to  a
suit
instituted  by  the  holder hereof for  the
enforcement of
payment of
the   principal of and any premium or interest  on
this Global
Note
on or after the respective due dates expressed herein.

          As  provided in the Indenture and  subject
to certain
limitations therein set forth, this Global Note may be
transferred,  in  whole  but  not  in  part,   only
by the
Depositary to
a   nominee  of  the  Depositary, or  by  a  nominee
of the
Depositary to
another nominee or the Depositary or by the Depositary or any such nominee to a successor Depositary for this Global Note selected or approved by the Company or to a nominee of such successor Depositary.

          If  at any time the Depositary for this
Global Note
notifies  the  Company  that it is unwilling  or
unable to
continue
as Depositary for this Global Note or if at any time
the Depositary  for  this Global Note  shall  no
longer  be eligible
or in
good standing under the Securities Exchange Act of
1934, as
amended,   or  other  applicable statute or
regulation, the
Company
shall   appoint a successor Depositary with respect
to this
Global
Note.  If a successor Depositary for this Global Note
is not
appointed  by  the  Company within  90  days  after
the Company
receives   such   notice  or  becomes  aware   of
such ineligibility,
the
Company's   election to issue this Note in  global
form shall
no
longer be effective with respect to this Global Note
and the
Company   will   execute, and the Trustee, upon
receipt
of  a
Company
Order    for   the   authentication  and  delivery
of
individual
Notes in
exchange for this Global Note, will authenticate and deliver individual Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such
Global  Note  or Notes in exchange for such Global
Note or
Notes.

         If specified by the Company and agreed by the
Depositary   with respect to Notes issued in  the
form of  a
Global
Note,   the   Depositary  for  such  Global  Note
shall surrender
such
Global   Note  in  exchange in  whole  or  in  part
for
individual
Notes
of   like  tenor and terms in definitive  form  on
such terms as
are
acceptable    to   the  Company  and  such
Depositary. Thereupon
the
Company    shall    execute,  and  the   Trustee
shall
authenticate
and
deliver,    without   service  charge,   (1)   to
each
Person
specified by
such  Depositary, a new Note or Notes of like tenor
and terms
and
of   any   authorized denomination as requested by
such Person
in
aggregate principal amount equal to and in exchange
for beneficial interest of such Person in such Global
Note; and
(2)
to  such Depositary a new Global Note of like tenor
and terms
and
in   a   denomination equal to the difference,  if
any, between
the
principal amount of the surrendered Global Note and the aggregate principal amount of Notes delivered to Holders thereof.

            Under  certain  circumstances  specified
in the
Indenture,
the  Depositary may be required to surrender any two
or more
Global  Notes which have identical terms (but which
may have
differing  Original  Issue Dates) to the  Trustee,
and
the
Company
shall  execute  and the Trustee shall  authenticate
and deliver
to,
or  at  the  direction of, the Depositary a Global
Note in
principal
amount  equal to the aggregate principal amount of,
and with
all
terms identical to, the Global Notes surrendered
thereto and
which   shall   indicate  all  Original  Dates  and
the principal
amount
applicable to each such Original Issue Date.

          No  reference  herein  to  the  Indenture
and no
provision
of  this  Global  Note or of the Indenture  shall
alter or
impair the
obligation    of   the  Company,  which   is
absolute
and
unconditional,
to pay the principal of and any premium and interest on this
Note
at the times, places and rates, and in the coin or currency, herein prescribed.

          Prior  to due presentment of this Global
Note for
registration of transfer, the Company, the Trustee
and any
agent
of   the Company or the Trustee may treat the Person
in whose
name
this Global Note is registered as the owner hereof for all purposes, whether or not this Global Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

           The Indenture and the Notes shall be
governed by,
and
construed in accordance with, the laws of the State of New
York.

         All terms used in the Note which are defined in the
Indenture shall have the meanings assigned to them in the
Indenture.

                          ABBREVIATIONS
The   following   abbreviations,  when   used   in
the inscription of
the
face   of this instrument, shall be construed as
though they
were
written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIT GIFT
                                          MIN
ACT -
_____Custodian_____
TEN       ENT      -     as     tenants      by
the
(Cust)
(Minor)
             entireties
Under
Uniform
Gifts
                                              to
Minors Act
JT TEN - as joint tenants with
        right of survivorship and
                 not         as        tenants
in
common
___________________
                                                 State
           Additional   abbreviations may also  be
used though
not in
the above list.

                      ______________________

          FOR  VALUE  RECEIVED  the  undersigned
hereby sell(s)
                  assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR
  OTHER IDENTIFYING NUMBER OF ASSIGNEE


_______________________________________

_______________________________________


______________________________________________________
__ ____
_____
            Please print or typewrite name and address
              including postal zip code of assignee


______________________________________________________
__ ____
_____
the    within    note    and  all   rights
thereunder,
hereby
irrevocably
constituting
and
appointing
_____________________________________
_______________________ attorney to transfer  said
note on
the
books of the Company, with full power of substitution in the premises.

Dated:____________________


___________________________________
                              NOTICE:  The signature
to this
                              assignment must
correspond with
the
                               name as written upon
the face
of
                              the  within instrument
in every
                                  particular,
without
alteration
or
                                 enlargement   or
any
change
whatever.




EXHIBIT B


Fixed Rate
Note

         Registered                         REGISTERED

 NO.

                KANSAS CITY POWER & LIGHT COMPANY
                            Fixed Rate
                         Medium-Term Note

CUSIP:
PRINCIPAL
AMOUNT:
                                               $

ORIGINAL                   ISSUE
DATE:
MATURITY
DATE:

INTEREST
RATE:
REDEMPTION
DATE:

INTEREST PAYMENT DATES:

         Kansas City Power & Light Company, a Missouri
corporation   (herein  called  the   "Company",
which
term
includes any
successor Person under the Indenture referred to on the reverse hereof) for value received hereby promises to pay to or registered assigns the principal sum of


DOLLARS
on   the   Maturity  Date set forth above,  and  to
pay interest
thereon
from   the  Original Issue Date set forth above, or
from the
most
recent Interest Payment Date to which interest has
been paid
or
duly  provided  for, semi-annually  in  arrears  on
the Interest
Payment  Dates  set forth above in each year,
commencing on
(a) the
first   such   Interest  Payment  Date  next
succeeding
the
Original
Issue   Date   set forth above, or (b) if such
Original Issue
Date is
after   a  Record  Date and prior to the first
Interest Payment
Date,
on   the   second  Interest Payment Date,  at  the
per annum
Interest
Rate  set forth above until the principal hereof is
paid or
made
available    for  payment.   The  interest  so
payable and
punctually
paid  or duly provided for on any Interest Payment
Date will,
as
provided   in such Indenture, be paid to the  Person
in whose
name
this  Note  is  registered at the close of business
on the
Record
Date for such Interest Payment Date, which shall be
the date
fifteen   calendar  days  (whether or  not  a
Business Day)
preceding
such  Interest Payment Date, provided, however  that
if the
Original  issue  Date falls between a  Record  Date
and an
Interest
Payment Date, the first payment of interest will be
paid on
the
second   Interest   Payment  Date  subsequent  to
such Original
Issue
Date to the Person in whose name this Note is
registered at
the
close   of   business  on  the Record  Date   for
such second
Interest
Payment   Date,  and  provided  further,  that
interest payable on
the
Maturity Date, or if applicable, upon redemption,
shall be
payable   to   the  Person to whom  principal  shall
be payable.
Except
as   otherwise   provided  in the  Indenture,  any
such interest
not so
punctually  paid  or  duly provided for  will
forthwith cease to
be
payable  to the holder on such Record Date and shall
be paid
to
the  Person  in  whose name this Note is registered
at
the
close of
business  on  a  Record Date for  the  payment  of
such defaulted
interest  to  be  fixed by the Company,  notice
whereof shall be
given  to  Noteholders not less than fifteen days
prior to
such
Record   Date.   Payment of the principal  of  and
any
premium
and
interest   on   this Note will be made at the
Corporate Trust
Office
of  the Trustee in the Borough of Manhattan, The City
of New
York,
or such other office or agency of the Company as may
be designated  by  it for such purpose,  in  such
coin  or currency
of
the  United  States of America as at the time of
payment is
legal
lender   for  payment  of  public  and  private
debts,
provided,
however,  that  at  the option of the  Company,
payment of
interest
may  be  made  by United States dollar check mailed
to the
address
of   the  Person entitled thereto as such address
shall appear
in
the Security Register.

           REFERENCE  IS  HEREBY  MADE  TO  THE
FURTHER PROVISIONS
OF
THIS   NOTE   SET  FORTH IN FULL ON THE REVERSE
HEREOF, WHICH
FURTHER
PROVISIONS  SHALL FOR ALL PURPOSES HAVE THE SAME
EFFECT AS IF
SET
FORTH IN FULL AT THIS PLACE.

         Unless the certificate of authentication
hereon has
executed  by  the  Trustee referred to  on  the
reverse hereof,
directly   or   through  an Authenticating   Agent,
by manual
signature
of   an  authorized signatory, this Note  shall  not
be entitled
to
any   benefit   under  the  Indenture  or  be  valid
or obligatory
for any
purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal

Dated
                              [SEAL]
    TRUSTEE'S CERTIFICATE
    OF AUTHENTICATION
                                           Kansas
City Power  &
Light
                                             Company
This is one of the notes designated
therein referred to in the within-          By
mentioned
Indenture
Executive

Vice
President

THE BANK OF NEW YORK, as Trustee

By                                     Attest

                    Authorized
Signatory
Secretary


                KANSAS CITY POWER & LIGHT COMPANY
                        MEDIUM-TERM NOTE

          This  Note  is one of a duly authorized
issue of
Notes of
the  Company (herein called the "Notes"), issued and
to be
issued
under   an   Indenture dated as of  December   1,
1996 (herein
called
the  "Indenture") between the Company and The  Bank
of New
York, as
Trustee   (herein  called  the  "Trustee",  which
term
includes
any
successor   Trustee  under  the  Indenture),  to
which Indenture
and
all  indentures supplemental thereto reference is
hereby made
for
a  statement  of  the respective rights, limitations
of rights,
duties  and  immunities thereunder of the  Company,
the Trustee
and
the   Noteholders, and of the terms upon which the
Notes are,
and
are   to  be,  authenticated and delivered.   The
Notes are
limited to
$300,000,000 aggregate principal amount.

            Each  Note  shall  be  dated  the  date
of
its
authentication
by  the  Trustee.  Each Note shall also bear an
Original Issue
Date
which   with   respect  to this  Note  (or  any
portion thereof),
shall
mean the date of its original issue as specified on
the face
hereof,   and such Original Issue Date shall remain
the same
for
all Notes subsequently issued upon transfer, exchange
or substitution    of   such  original   Note   (or
such subsequently
issued
Notes) regardless of their dates of authentication.

           This  Note  may  not  be  redeemed  prior
to the
Redemption
Date  set  forth on the face hereof.  If  no
Redemption Date is
so
set  forth,  this  Note  is  not  redeemable  prior
to its
maturity.  On
or   after   the Redemption Date set forth on  the
face hereof
this
Note  is  redeemable in whole or in part  in
increments of
$1,000
(provided  that any remaining principal amount  of
this note
shall
be   at  least  $1,000) at the option of the Company
at the
following
redemption  prices  (expressed  as  percentages  of
the principal
amount   to   be   redeemed)  together   with
interest thereon
payable to
the date of redemption:


    Redemption Periods            Redemption Prices




















Notice  of  redemption will be given by mail to
Holders of
Notes
not   less  than 30 nor more than 60 days prior to
the date
fixed
for  redemption, all as provided in the Indenture.
In the
event
of redemption of this Note in part only, a new Note or Notes and of like tenor for the unredeemed portion hereof will be issued in the name of the Noteholder hereof upon the surrender hereof.

          This  Note will not be entitled to the
benefit of a
sinking fund.

          Interest  payments on this Note  will
include Accrued
Interest   to   but   excluding  the  Interest
Payment Date.
Interest
payments on this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months.

         The Company at its option, subject to the
terms and
conditions   provided  in  the  Indenture,    will
be discharged
from any
and   all  obligations in respect of the  Notes
(except for
certain
obligations   including  obligations  to  register
the transfer
or
exchange  of  Notes, replace stolen, lost  or
mutilated Notes,
maintain  paying  agencies and hold monies  for
payment in
trust),
91  days  after  the Company deposits with  the
Trustee money or
U.S.
Government  Obligations  which through  the  payment
of interest
thereon  and principal thereof in accordance with
their terms
will
provide  money,  or  a combination  of  money  and
U.S. Government
Obligations,  in  an  amount  sufficient  to   pay
all the
principal of
and any premium and interest on the Notes on the dates such payments are due in accordance with the terms of the Notes.

          If  an Event of Default with respect to
Notes shall
occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain
exceptions
as
therein   provided,  the  amendment  thereof   and
the
modification
of
the rights and obligations of the Company and the
rights of
the
Noteholders to be affected under the Indenture  at
any
time
by the
Company  and the Trustee with the consent of the
holders of
not
less   than  a  majority  in  principal  amount  of
the outstanding
Notes
affected   thereby.    The   Indenture   also
contains provisions
permitting  the  holders  of not less  than  a
majority in
principal
amount   of  the outstanding Notes affected thereby,
on behalf
of
the  holders  of all Notes, to waive compliance  by
the Company
with
certain   provisions  of the Indenture.  The
Indenture also
provides
that   the   holders  of not less  than  a  majority
in principal
amount
of the outstanding Notes may waive certain past
defaults and
their   consequences on behalf of the  holders  of
all
Notes.
Any
such  consent or waiver by the holder of this Note
shall be
conclusive  and binding upon such holder  and  upon
all future
holders  of  this  Note  and of any  Note  issued
upon the
registration
of  transfer hereof or in exchange herefor  or  in
lieu hereof,
whether   or not notation of such consent or waiver
is made
upon
this Note or such Note.

            As   set  forth  in,  and  subject  to,
the provisions of
the
Indenture, no holder of any Notes will have any right
to institute  any proceeding with respect to the
Indenture or
for any
remedy   thereunder,  unless  such  holder  shall
have previously
given
to  the  Trustee  written notice of a  continuing
Event of
Default
with respect to the Notes, the holders of not less than a majority in principal amount of the outstanding
Notes shall
have
made written request, and offered reasonable indemnity, to the
Trustee to institute such proceeding as Trustee, and the
Trustee
shall have failed to institute such proceeding within 60 days, provided, however, that such limitations do not apply to a suit instituted by the holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed herein.

          No  reference  herein  to  the  Indenture
and no
provision
of  this Note or of the Indenture shall alter or
impair the
obligation    of   the  Company,  which   is
absolute and
unconditional,
to pay the principal of and any premium and interest on this
Note
at the times, places and rates, and in the coin or currency, herein prescribed.

          As  provided in the Indenture and  subject
to certain
limitations therein set forth, the transfer of this
Note is
registrable   in the Note Register.  Upon surrender
of this
Note
for   registration  of transfer at the  Corporate
Trust Office
of the
Trustee   or  such  other office or  agency  as  may
be
designated
by it
in   the  Borough  of Manhattan, The City of New
York, duly
endorsed
by,  or  accompanied by a written instrument of
transfer in
form
satisfactory   to  the  Company and the Note
registrar duly
executed
by the holder hereof or the attorney of such holder
duly authorized  in writing, and thereupon one or
more   new Notes
of
like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

           The   Notes   are issuable only in
registered form,
without
coupons,    in   denominations   of   $1,000   and
any
integral
multiple of
$1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of a different authorized denomination, as requested by the holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior  to  due  presentment  of  this
Note for
registration
of  transfer, the Company, the Trustee and any agent
of the
Company   or  the Trustee may treat the Person in
whose name
this
Note   is   registered  as the  owner  hereof  for
all
purposes,
whether
or   not  this Note is overdue, and neither the
Company, the
Trustee
nor any such agent shall be affected by notice to the contrary.

           The Indenture and the Notes shall be
governed by,
and
construed in accordance with, the laws of the State of New
York.

         All terms used in the Note which are defined in the
Indenture shall have the meanings assigned to them in the
Indenture.


                          ABBREVIATIONS
The   following   abbreviations,  when   used   in
the inscription of
the
face   of this instrument, shall be construed as
though they
were
written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIT GIFT
                                          MIN
ACT
-
_____Custodian_____
TEN       ENT      -     as     tenants      by
the
(Cust)
(Minor)
             entireties
Under
Uniform
Gifts
                                              to
Minors Act
JT TEN - as joint tenants with
        right of survivorship and
                 not         as        tenants
in
common
___________________
                                                 State

           Additional   abbreviations may also  be
used though
not in
the above list.

                      ______________________

          FOR  VALUE  RECEIVED  the  undersigned
hereby sell(s)
                  assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
  OTHER IDENTIFYING NUMBER OF ASSIGNEE


_______________________________________

_______________________________________


______________________________________________________
__ ____
_____
            Please print or typewrite name and address
              including postal zip code of assignee


______________________________________________________
__ ____
_____
the    within    note    and  all   rights
thereunder,
hereby
irrevocably
constituting
and
appointing
_____________________________________
_______________________ attorney to transfer  said
note on
the
books of the Company, with full power of substitution in the premises.

Dated:____________________


___________________________________
                              NOTICE:  The signature
to this
                              assignment must
correspond with
the
                               name as written upon
the face
of
                              the  within instrument
in every
                                  particular,
without alteration
or
                                 enlargement   or
any change
whatever.



EXHIBIT C

                                         Global
Floating Rate
Note




Registered REGISTERED
 NO.
                KANSAS CITY POWER & LIGHT COMPANY
                          Floating Rate
                         Medium-Term Note

    THIS NOTE IS A GLOBAL NOTE REGISTERED IN THE NAME
OF THE
DEPOSITARY   (REFERRED TO HEREIN) OR A NOMINEE
THEREOF AND,
UNLESS
AND   UNTIL  IT  IS  EXCHANGED IN WHOLE OR IN  PART
FOR THE
INDIVIDUAL
NOTES  REPRESENTED  HEREBY, THIS  GLOBAL  NOTE  MAY
NOT BE
TRANSFERRED
EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF
THE DEPOSITARY  OR  BY  A  NOMINEE  OF  THE
DEPOSITARY   TO THE
DEPOSITARY OR
ANOTHER  NOMINEE OF THE DEPOSITARY OR BY THE
DEPOSITARY OR
ANY
SUCH  NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE
OF SUCH
SUCCESSOR DEPOSITARY.


CUSIP:
Original Issue Dates:

Base Rate:
Index Maturity:
Interest Payment Dates:
Initial Interest Rate:
Initial Interest Reset Date:
Interest Reset Dates:



Principal Amount: $
Maturity Date:

Maximum Interest Rate:
Minimum Interest Rate:
Redemption Date:
Spread:
Spread Multiplier:




         Kansas City Power & Light Company, a Missouri
corporation   (herein  called  the   "Company",
which term
includes any
successor Person under the Indenture referred to on the reverse hereof) for value received hereby promises to pay to or registered assigns the principal sum of


DOLLARS
on   the   Maturity  Date set forth above  and  to
pay interest
thereon
from the Original Issue Date (or if this Global Note
has two
or
more Original Issue Dates, interest shall, beginning
on each
such
Original  Issue Date, begin to accrue for that  part
of the
principal  amount  to  which such  Original  Issue
Date is
applicable)
set   forth   above,  or from the most  recent
Interest Payment
Date to
which  interest  has  been paid or  duly  provided
for, monthly,
quarterly,  semiannually or annually as specified
above under
Interest   Payment   Period,  on the  Interest
Payment Dates
specified
above,   commencing   on (a) the  first  such
Interest
Payment
Date
next   succeeding the earliest Original Issue  Date
or Dates
set
forth   above,  or (b) if such Original  Issue  Date
is after  a
Record
Date  and prior to the first Interest Payment Date,
on
the
second
Interest  Payment Date, and at Maturity, at a  rate
per annum
equal
to   the  Initial  Interest Rate specified  above
until the
Initial
Interest   Reset   Date specified above, and
thereafter at  a
rate per
annum  determined in accordance with the  provisions
in the
Indenture  for calculating the Interest Rate  for
Notes having
the
Base  Rate  specified above, until the principal
hereof is
paid or
made available for payment.  The interest so payable
and punctually  paid  or duly provided for on  any
Interest Payment
Date
will,   as  provided in such Indenture, be paid  to
the Person
in
whose   name  this Note is registered at  the  close
of business
on
the   Record Date for such Interest Payment Date,
which shall
be
the   fifteenth  day  (whether or not a  Business
Day) next
preceding
such  Interest Payment Date provided, however,  that
if an
Original
Issue   Date   falls   between a Record  Date   and
an
Interest
Payment
Date,   the  first payment of interest with respect
to
such
Original
Issue  Date will be paid on the second Interest
Payment Date
subsequent  to  such Original Issue Date to  the
Person in
whose
name this Note is registered at the close of business
on the
Record  Date  for  such second Interest  Payment
Date, and
provided
further, that interest payable on the Maturity Date
or, if
applicable,  upon redemption, shall be  payable  to
the Person
to
whom   principal   shall   be   payable.    Except
as
otherwise
provided in
the  Indenture, any such interest not so punctually
paid or
dully
provided  for  will  forthwith cease to be  payable
to the
holder on
such   Record Date and shall be paid to the  Person
in whose
name
this  Note is registered at the close of business  on
a Record
Date
for  the  payment of such defaulted interest to be
fixed by
the
Company,   notice  whereof shall be given to
Noteholders
not
less
than fifteen days prior to such Record Date.  Payment
of the
principal  of and any premium and interest on this
Note will
be
made  at  the Corporate Trust Office of the Trustee
in the
Borough
of Manhattan, The City of New York, or such other
office or
agency  of  the Company as may be designated by  it
for such
purpose,  in such coin or currency of the United
States of
America
as  at  the  time of payment is legal lender for
payment of
public
and private debts, provided, however, that at the
option of
the
Company,   payment of interest may be  made  by
United
States
dollar
check   mailed  to  the address of the  Person
entitled thereto
as
such address shall appear in the Note Register.

    Under certain circumstances, this Global Note is
exchangeable in whole or from time to time in part for
a definitive  Note or Notes, with the same Original
Issue Date
or
Dates,     Maturity     Date,   Interest    Rate
and
redemption
provisions as
provided herein or in the Indenture.

           REFERENCE  IS  HEREBY  MADE  TO  THE
FURTHER PROVISIONS
OF
THIS   GLOBAL   NOTE SET FORTH IN FULL  ON  THE
REVERSE HEREOF,
WHICH
FURTHER   PROVISIONS  SHALL FOR ALL PURPOSES  HAVE
THE SAME
EFFECT AS
IF SET FORTH IN FULL AT THIS PLACE.

         Unless the certificate of authentication
hereon has
executed  by  the  Trustee referred to  on  the
reverse hereof,
directly   or   through  an Authenticating   Agent,
by
manual
signature
of   an  authorized signatory, this Note  shall  not
be entitled
to
any   benefit   under  the  Indenture  or  be  valid
or
obligatory
for any
purpose.


         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated
                              [SEAL]
    TRUSTEE'S CERTIFICATE
    OF AUTHENTICATION
                                           Kansas
City Power  &
Light
                                             Company
This is one of the notes designated
therein referred to in the within-          By
mentioned
Indenture
Executive

Vice
President

THE BANK OF NEW YORK, as Trustee

By                                     Attest

                    Authorized
Signatory
Secretary


                KANSAS CITY POWER & LIGHT COMPANY
                         MEDIUM-TERM NOTE

           This   Global  Note is one of, and  a
global security
which
represents  Notes which are part of,  a duly
authorized issue
of
Notes of the Company (herein called the "Notes"),
issued and
to
be   issued under an Indenture dated as of December
1, 1996
(herein
called the "Indenture") between the Company and The
Bank of
New
York,  as  Trustee  (herein called the "Trustee",
which term
includes  any  successor Trustee under  the
Indenture), to
which
Indenture   and  all  indentures  supplemental
thereto reference
is
hereby   made   for   a  statement of   the
respective rights,
limitations
of   rights,  duties  and immunities thereunder  of
the Company,
the
Trustee and the Noteholders, and of the terms upon which the
Notes are, and are to be, authenticated and delivered. The
Notes
are limited to $300,000,000 aggregate principal amount.

            Each  Note  shall  be  dated  the  date
of its
authentication
by  the  Trustee.  Each Note shall also bear an
Original Issue
Date
or   Dates  which with respect to this Global  Note
(or any
portion
thereof),  shall mean the date or dates of the
original issue
of
the   Notes  represented  hereby as  specified  on
the face
hereof, and
such  Original Issue Date or Dates shall remain the
same for
all
Notes subsequently issued upon transfer, exchange, or
substitution    of   such  original   Note   (or
such subsequently
issued
Notes) regardless of their dates of authentication.

          This Global Note may not be redeemed prior
to the
Redemption  Date  set  forth on  the  face  hereof.
If no
Redemption
Date   is   so   set  forth, this  Global  Note  is
not redeemable
prior to
its maturity.  On or after the Redemption Date set
forth on
the
face  hereof this Note is redeemable in whole or in
part in
increments  of  $1,000  (provided  that  any
remaining principal
amount   of this note shall be at least $1,000)  at
the option
of
the   Company   at   the  following  redemption
prices (expressed as
percentages of the principal amount to be redeemed) together with interest thereon payable to the date of redemption:

    Redemption Periods                 Redemption

    Prices





Notice  of  redemption will be given by mail to
Holders of
Notes
not   less  than 30 nor more than 60 days prior to
the date
fixed
for  redemption  all as provided in the Indenture.
In the
event of
redemption   of this Global Note in part  only,  a
new Global
Note or
Notes   and   of  like tenor for the unredeemed
portion hereof
will be
issued in the name of the Noteholder hereof upon the surrender hereof.

           This Global Note will not be entitled to the benefit of a sinking fund.

         The Company at its option, subject to the
terms and
conditions   provided  in  the  Indenture,    will
be discharged
from any
and   all  obligations in respect of the  Notes
(except for
certain
obligations   including  obligations  to  register
the transfer
or
exchange  of  Notes, replace stolen, lost  or
mutilated Notes,
maintain  paying  agencies and hold monies  for
payment in
trust),
91  days  after  the Company deposits with  the
Trustee money or
U.S.
Government  Obligations  which through  the  payment
of interest
thereon  and principal thereof in accordance with
their terms
will
provide  money,  or  a combination  of  money  and
U.S. Government
Obligations,  in  an  amount  sufficient  to   pay
all the
principal of
and any premium and interest on the Notes on the dates such payments are due in accordance with the terms of the Notes.

          If  an Event of Default with respect to
Notes shall
occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain
exceptions as
therein   provided,  the  amendment  thereof   and
the
modification
of
the rights and obligations of the Company and the
rights of
the
Noteholders to be affected under the Indenture  at
any
time
by the
Company  and the Trustee with the consent of the
holders of
not
less   than  a  majority  in  principal  amount  of
the outstanding
Notes
affected   thereby.    The   Indenture   also
contains provisions
permitting  the  holders  of not less  than  a
majority in
principal
amount   of  the outstanding Notes affected thereby,
on behalf
of
the  holders  of all Notes, to waive compliance  by
the Company
with
certain   provisions  of the Indenture.  The
Indenture
also
provides
that   the   holders  of not less  than  a  majority
in principal
amount
of the outstanding Notes may waive certain past
defaults and
their   consequences on behalf of the  holders  of
all
Notes.
Any
such   consent  or waiver by the holder of this
Global Note
shall be
conclusive and binding upon such holder and upon all future holders of this Global Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Note or such Note.

            As   set  forth  in,  and  subject  to,
the provisions of
the
Indenture, no holder of any Notes will have any right
to institute  any proceeding with respect to the
Indenture or
for any
remedy   thereunder,  unless  such  holder  shall
have previously
given
to  the  Trustee  written notice of a  continuing
Event of
Default
with  respect to the Notes, the holders of not less
than a
majority  in  principal amount of the outstanding
Notes shall
have
made  written request, and offered reasonable
indemnity, to
the
Trustee  to  institute such proceeding as Trustee,
and the
Trustee
shall  have  failed to institute such proceeding
within 60
days,
provided,  however, that such limitations do  not
apply to  a
suit
instituted  by  the  holder hereof for  the
enforcement of
payment of
the   principal of and any premium or interest  on
this Global
Note
on or after the respective due dates expressed herein.

          As  provided in the Indenture and  subject
to certain
limitations therein set forth, this Global Note may be
transferred,  in  whole  but  not  in  part,   only
by the
Depositary to
a   nominee  of  the  Depositary, or  by  a  nominee
of the
Depositary to
another nominee or the Depositary or by the Depositary or any such nominee to a successor Depositary for this Global Note selected or approved by the Company or to a nominee of such successor Depositary.

          If  at any time the Depositary for this
Global Note
notifies  the  Company  that it is unwilling  or
unable to
continue
as Depositary for this Global Note or if at any time
the Depositary  for  this Global Note  shall  no
longer  be eligible
or in
good standing under the Securities Exchange Act of
1934,
as
amended,   or  other  applicable statute or
regulation, the
Company
shall   appoint a successor Depositary with respect
to this
Global
Note.  If a successor Depositary for this Global Note
is not
appointed  by  the  Company within  90  days  after
the Company
receives   such   notice  or  becomes  aware   of
such
ineligibility,
the
Company's   election to issue this Note in  global
form shall
no
longer be effective with respect to this Global Note
and the
Company   will   execute, and the Trustee, upon
receipt of  a
Company
Order    for   the   authentication  and  delivery
of
individual
Notes in
exchange for this Global Note, will authenticate and deliver individual Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such
Global  Note  or Notes in exchange for such Global
Note or
Notes.

         If specified by the Company and agreed by the
Depositary   with respect to Notes issued in  the
form
of  a
Global
Note,   the   Depositary  for  such  Global  Note
shall surrender
such
Global   Note  in  exchange in  whole  or  in  part
for
individual
Notes
of   like  tenor and terms in definitive  form  on
such terms as
are
acceptable    to   the  Company  and  such
Depositary. Thereupon
the
Company    shall    execute,  and  the   Trustee
shall authenticate
and
deliver,    without   service  charge,   (1)   to
each
Person
specified by
such  Depositary, a new Note or Notes of like tenor
and terms
and
of   any   authorized denomination as requested by
such Person
in
aggregate principal amount equal to and in exchange
for
beneficial interest of such Person in such Global
Note; and
(2)
to  such Depositary a new Global Note of like tenor
and terms
and
in   a   denomination equal to the difference,  if
any, between
the
principal amount of the surrendered Global Note and the aggregate principal amount of Notes delivered to Holders thereof.

            Under  certain  circumstances  specified
in the
Indenture,
the  Depositary may be required to surrender any two
or more
Global  Notes which have identical terms (but which
may have
differing  Original  Issue Dates) to the  Trustee,
and
the
Company
shall  execute  and the Trustee shall  authenticate
and deliver
to,
or  at  the  direction of, the Depositary a Global
Note in
principal
amount  equal to the aggregate principal amount of,
and with
all
terms identical to, the Global Notes surrendered
thereto and
which   shall   indicate  all  Original  Dates  and
the principal
amount
applicable to each such Original Issue Date.

          No  reference  herein  to  the  Indenture
and no
provision
of  this  Global  Note or of the Indenture  shall
alter or
impair the
obligation    of   the  Company,  which   is
absolute and
unconditional,
to pay the principal of and any premium and interest on this
Note
at the times, places and rates, and in the coin or currency, herein prescribed.

          Prior  to due presentment of this Global
Note for
registration of transfer, the Company, the Trustee
and
any
agent
of   the Company or the Trustee may treat the Person
in whose
name
this Global Note is registered as the owner hereof for all purposes, whether or not this Global Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

           The Indenture and the Notes shall be
governed by,
and
construed in accordance with, the laws of the State of New
York.

         All terms used in the Note which are defined in the
Indenture shall have the meanings assigned to them in the
Indenture.

                          ABBREVIATIONS
The   following   abbreviations,  when   used   in
the
inscription of
the
face   of this instrument, shall be construed as
though they
were
written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIT GIFT
                                          MIN
ACT
-
_____Custodian_____
TEN       ENT      -     as     tenants      by
the
(Cust)
(Minor)
             entireties
Under
Uniform
Gifts
                                              to
Minors Act
JT TEN - as joint tenants with
        right of survivorship and
                 not         as        tenants
in
common
___________________
                                                 State

           Additional   abbreviations may also  be
used though
not in
the above list.

                      ______________________

          FOR  VALUE  RECEIVED  the  undersigned
hereby sell(s)
                  assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR
  OTHER IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

_______________________________________


______________________________________________________
__ ____
_____
            Please print or typewrite name and address
              including postal zip code of assignee


______________________________________________________
__ ____
_____
the    within    note    and  all   rights
thereunder, hereby
irrevocably
constituting
and
appointing
_____________________________________
_______________________ attorney to transfer  said
note on
the
books of the Company, with full power of substitution in the premises.

Dated:____________________


___________________________________
                              NOTICE:  The signature
to this
                              assignment must
correspond with
the
                               name as written upon
the face
of
                              the  within instrument
in every
                                  particular,
without alteration
or
                                 enlargement   or
any change
whatever.



EXHIBIT D


Floating Rate
Note



Registered REGISTERED

 NO.

                KANSAS CITY POWER & LIGHT
                          COMPANY Floating Rate
                         Medium-Term Note
CUSIP:
Original Issue Dates:

Base Rate:
Index Maturity:
Interest Payment Dates:
Initial Interest Rate:
Initial Interest Reset Date:
Interest Reset Dates:


Principal Amount: $
Maturity Date:

Maximum Interest Rate:
Minimum Interest Rate:
Redemption Date:
Spread:
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         Kansas City Power & Light Company, a Missouri
corporation   (herein  called  the   "Company",
which term
includes any
successor Person under the Indenture referred to on the reverse hereof) for value received hereby promises to pay to or registered assigns the principal sum of


DOLLARS
on   the   Maturity  Date set forth above,  and  to
pay interest
thereon
from   the  Original Issue Date set forth above, or
from the
most
recent Interest Payment Date to which interest has
been paid
or
duly  provided  for,  monthly,  quarterly,
semiannually or
annually
as   specified  above under Interest Payment Period,
on the
Interest
Payment   Dates specified above, commencing on  (a)
the first
such
Interest   Payment  Date next succeeding  the
Original Issue
Date or
Dates set forth above or (b) if such Original Issue
Date is
after
a   Record Date and prior to the first Interest
Payment
Date,
on
the second Interest Payment Date, and at maturity, at
a rate
per
annum   equal   to  the Initial Interest Rate
specified above
until
the  Initial  Interest Rate Reset Date specified
above, and
thereafter  at a rate per annum determined in
accordance with
the
provisions   in   the  Indenture  for  calculating
the Interest
Rate for
Notes   having  the  Base  Rate specified  above,
until the
principal
hereof   is  paid  or made available for  payment.
The interest
so
payable  and  punctually paid or duly provided  for
on
any
Interest
Payment  Date  will, as provided in such  Indenture,
be paid to
the
Person  in  whose  name this Note is registered  at
the close of
business  on  the  Record Date for such  interest
which shall be
the
fifteenth   day   (whether  or  not  a  Business
Day), next
preceding
such  Interest Payment Date provided, however  that
if
the
Original
Issue   Date   falls   between a Record  Date   and
an
Interest
Payment
Date,  the  first payment of interest will be  paid
on
the
second
Interest Payment Date subsequent to such Original
Issue Date
to
the  Person  in  whose name this Note is registered
at
the
close of
business  on  the  Record Date for such second
Interest Payment
Date,  and  provided further, that interest payable
on
the
Maturity
Date,   or,  if  applicable, upon redemption,  shall
be payable
to the
Person  to  whom  principal shall  be  payable.
Except as
otherwise
provided  in  the  Indenture,  any  such  interest
not so
punctually
paid  or  duly provided for will forthwith cease  to
be
payable
to
the  holder  on such Record Date and shall be  paid
to
the
Person in
whose   name  this Note is registered at  the  close
of business
on a
Record  Date for the payment of such defaulted
interest to be
fixed by the Company, notice whereof shall be given to
Noteholders  not less than fifteen days  prior  to
such Record
Date.
Payment of the principal of and any premium and
interest on
this
Note  will  be  made at the Corporate Trust  Office
of
the
Trustee in
the   Borough  of Manhattan, The City of New  York,
or
such
other
office or agency of the Company as may be designated
by it
for
such   purpose, in such coin or currency of  the
United States
of
America  as  at  the  time of payment is  legal
tender for
payment of
public  and  private debts, provided, however, that
at
the
option
of   the   Company, payment of interest may be  made
by United
States
dollar   check   mailed  to the address  of  the
Person
entitled
thereto
as such address shall appear in the Security Register.

           REFERENCE  IS  HEREBY  MADE  TO  THE
FURTHER PROVISIONS
OF
THIS   NOTE   SET  FORTH IN FULL ON THE REVERSE
HEREOF, WHICH
FURTHER
PROVISIONS  SHALL FOR ALL PURPOSES HAVE THE SAME
EFFECT AS IF
SET
FORTH IN FULL AT THIS PLACE.

         Unless the certificate of authentication
hereon has
executed  by  the  Trustee referred to  on  the
reverse hereof,
directly   or   through  an Authenticating   Agent,
by
manual
signature
of   an  authorized signatory, this Note  shall  not
be entitled
to
any   benefit   under  the  Indenture  or  be  valid
or obligatory
for any
purpose.


         IN WITNESS WHEREOF, the Company has caused
this instrument to be duly executed under its
corporate seal
Dated
                              [SEAL]
    TRUSTEE'S CERTIFICATE
    OF AUTHENTICATION
                                           Kansas
City Power  &
Light
                                             Company
This is one of the notes designated
therein referred to in the within-          By
mentioned
Indenture
Executive

Vice
President

THE BANK OF NEW YORK, as Trustee

By                                     Attest

                    Authorized
Signatory
Secretary


                KANSAS CITY POWER & LIGHT COMPANY
                        MEDIUM-TERM NOTE

          This  Note  is one of a duly authorized
issue of
Notes of
the  Company (herein called the "Notes"), issued and
to be
issued
under   an   Indenture dated as of  December   1,
1996 (herein
called
the  "Indenture") between the Company and The  Bank
of New
York, as
Trustee   (herein  called  the  "Trustee",  which
term
includes
any
successor   Trustee  under  the  Indenture),  to
which Indenture
and
all  indentures supplemental thereto reference is
hereby made
for
a  statement  of  the respective rights, limitations
of rights,
duties  and  immunities thereunder of the  Company,
the Trustee
and
the   Noteholders, and of the terms upon which the
Notes are,
and
are   to  be,  authenticated and delivered.   The
Notes are
limited to
$300,000,000 aggregate principal amount.

            Each  Note  shall  be  dated  the  date
of its
authentication
by  the  Trustee.  Each Note shall also bear an
Original Issue
Date
which   with   respect  to this  Note  (or  any
portion thereof),
shall
mean the date of its original issue as specified on
the face
hereof,   and such Original Issue Date shall remain
the same
for
all Notes subsequently issued upon transfer, exchange
or substitution    of   such  original   Note   (or
such subsequently
issued
Notes) regardless of their dates of authentication.

           This  Note  may  not  be  redeemed  prior
to the
Redemption
Date  set  forth on the face hereof.  If  no
Redemption Date is
so
set  forth,  this  Note  is  not  redeemable  prior
to its
maturity.  On
or   after   the Redemption Date set forth on  the
face hereof
this
Note  is  redeemable in whole or in part  in
increments of
$1,000
(provided  that any remaining principal amount  of
this note
shall
be   at  least  $1,000) at the option of the Company
at the
following
redemption  prices  (expressed  as  percentages  of
the principal
amount   to   be   redeemed)  together   with
interest thereon
payable to
the date of redemption:

    Redemption Periods            Redemption Prices













Notice  of  redemption will be given by mail to
Holders of
Notes
not   less  than 30 nor more than 60 days prior to
the date
fixed
for  redemption, all as provided in the Indenture.
In the
event
of redemption of this Note in part only, a new Note or Notes and of like tenor for the unredeemed portion hereof will be issued in the name of the Noteholder hereof upon the surrender hereof.

          This  Note will not be entitled to the
benefit of a
sinking fund.

         The Company at its option, subject to the
terms and
conditions   provided  in  the  Indenture,    will
be discharged
from any
and   all  obligations in respect of the  Notes
(except for
certain
obligations   including  obligations  to  register
the transfer
or
exchange  of  Notes, replace stolen, lost  or
mutilated Notes,
maintain  paying  agencies and hold monies  for
payment in
trust),
91  days  after  the Company deposits with  the
Trustee money or
U.S.
Government  Obligations  which through  the  payment
of interest
thereon  and principal thereof in accordance with
their terms
will
provide  money,  or  a combination  of  money  and
U.S. Government
Obligations,  in  an  amount  sufficient  to   pay
all the
principal of
and any premium and interest on the Notes on the dates such payments are due in accordance with the terms of the Notes.

          If  an Event of Default with respect to
Notes shall
occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain
exceptions as
therein   provided,  the  amendment  thereof   and
the
modification
of
the rights and obligations of the Company and the
rights of
the
Noteholders to be affected under the Indenture  at
any time
by the
Company  and the Trustee with the consent of the
holders of
not
less   than  a  majority  in  principal  amount  of
the outstanding
Notes
affected   thereby.    The   Indenture   also
contains provisions
permitting  the  holders  of not less  than  a
majority in
principal
amount   of  the outstanding Notes affected thereby,
on behalf
of
the  holders  of all Notes, to waive compliance  by
the Company
with
certain   provisions  of the Indenture.  The
Indenture also
provides
that   the   holders  of not less  than  a  majority
in principal
amount
of the outstanding Notes may waive certain past
defaults and
their   consequences on behalf of the  holders  of
all Notes.
Any
such  consent or waiver by the holder of this Note
shall be
conclusive  and binding upon such holder  and  upon
all future
holders  of  this  Note  and of any  Note  issued
upon the
registration
of  transfer hereof or in exchange herefor  or  in
lieu hereof,
whether   or not notation of such consent or waiver
is made
upon
this Note or such Note.

            As   set  forth  in,  and  subject  to,
the provisions of
the
Indenture, no holder of any Notes will have any right
to institute  any proceeding with respect to the
Indenture or
for any
remedy   thereunder,  unless  such  holder  shall
have previously
given
to  the  Trustee  written notice of a  continuing
Event of
Default
with respect to the Notes, the holders of not less than a majority in principal amount of the outstanding
Notes shall
have
made written request, and offered reasonable indemnity, to the
Trustee to institute such proceeding as Trustee, and the
Trustee
shall have failed to institute such proceeding within 60 days, provided, however, that such limitations do not apply to a suit instituted by the holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed herein.

          No  reference  herein  to  the  Indenture
and no
provision
of  this Note or of the Indenture shall alter or
impair the
obligation    of   the  Company,  which   is
absolute and
unconditional,
to pay the principal of and any premium and interest on this
Note
at the times, places and rates, and in the coin or currency, herein prescribed.

          As  provided in the Indenture and  subject
to certain
limitations therein set forth, the transfer of this
Note is
registrable   in the Note Register.  Upon surrender
of this
Note
for   registration  of transfer at the  Corporate
Trust Office
of the
Trustee   or  such  other office or  agency  as  may
be
designated
by it
in   the  Borough  of Manhattan, The City of New
York, duly
endorsed
by,  or  accompanied by a written instrument of
transfer in
form
satisfactory   to  the  Company and the Note
registrar duly
executed
by the holder hereof or the attorney of such holder
duly authorized  in writing, and thereupon one or
more   new Notes
of
like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

           The   Notes   are issuable only in
registered form,
without
coupons,    in   denominations   of   $1,000   and
any
integral
multiple of
$1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of a different authorized denomination, as requested by the holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior  to  due  presentment  of  this
Note for
registration
of  transfer, the Company, the Trustee and any agent
of the
Company   or  the Trustee may treat the Person in
whose name
this
Note   is   registered  as the  owner  hereof  for
all
purposes,
whether
or   not  this Note is overdue, and neither the
Company, the
Trustee
nor any such agent shall be affected by notice to the contrary.

           The Indenture and the Notes shall be
governed by,
and
construed in accordance with, the laws of the State of New
York.

         All terms used in the Note which are defined in the
Indenture shall have the meanings assigned to them in the
Indenture.

                          ABBREVIATIONS
The   following   abbreviations,  when   used   in
the inscription of
the
face   of this instrument, shall be construed as
though they
were
written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIT GIFT
                                          MIN
ACT
-
_____Custodian_____
TEN       ENT      -     as     tenants      by
the
(Cust)
(Minor)
             entireties
Under
Uniform
Gifts
                                              to
Minors Act
JT TEN - as joint tenants with
        right of survivorship and
                 not         as        tenants
in
common
___________________
                                                 State

           Additional   abbreviations may also  be
used though
not in
the above list.

                      ______________________

          FOR  VALUE  RECEIVED  the  undersigned
hereby sell(s)
                  assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR
  OTHER IDENTIFYING NUMBER OF ASSIGNEE


_______________________________________

_______________________________________


______________________________________________________
__ ____
_____
            Please print or typewrite name and address
              including postal zip code of assignee


______________________________________________________
__ ____
_____
the    within    note    and  all   rights
thereunder,
hereby
irrevocably
constituting
and
appointing
_____________________________________
_______________________ attorney to transfer  said
note on
the
books of the Company, with full power of substitution in the premises.

Dated:____________________


___________________________________
                              NOTICE:  The signature
to this
                              assignment must
correspond with
the
                               name as written upon
the face
of
                              the  within instrument
in every
                                  particular,
without alteration
or
                                 enlargement   or
any change
whatever.



STATE OF MISSOURI )
                  )  ss:
COUNTY OF JACKSON )



           I,  ________________, a Notary Public in
and for
said
County   and  State  aforesaid, do hereby  certify
that Bernard
J.
Beaudoin  of  Kansas  City  Power  &  Light  Company,
a Missouri
corporation   and  Jeanie Sell Latz of said
corporation, who
are
personally   known to me to be the same  persons
whose names
are
subscribed to the foregoing instrument and who are
both personally  known to me to be Executive  Vice
President and
Secretary of said corporation, appeared before me
this day
in
person  and  severally acknowledged that they  this
day signed,
sealed  and delivered the said instrument as their
free and
voluntary    act   as  such  Executive  Vice
President and
Secretary,
respectively,  of  said corporation  and  as  the
free and
voluntary
act   of   said  corporation, for the uses and
purposes
therein
set
forth,  and that the seal affixed to said instrument
is the
corporate  seal  of  said  corporation  and   that
the said
instrument
was executed, signed, sealed and delivered on behalf
of said
corporation by authority of its Board of Directors,
and acknowledged   said  instrument  to  be  the  free
and voluntary
act and
deed of said corporation.

            GIVEN  under  my  hand  and  notarial
seal this
___________
day of December, 1996.



____________________________

My commission expires:


STATE OF ____________   )
                         ) ss.
COUNTY OF ___________   )


           I,   _____________________________, a
Notary Public
in
and   for   said County and State aforesaid,  do
hereby
certify
that
_________________________________ of  The  Bank  of
New York, a
corporation  organized and existing under the  laws
of the
State of
New    York;    and   _____________________,   of
said corporation,
who are
personally   known to me to be the same  persons
whose names
are
subscribed to the foregoing instrument and who are
both personally known to me to be an Assistant Vice
President and
Assistant Treasurer of said corporation, appeared
before me
this
day  in person and severally acknowledged that they
this day
signed,   sealed and delivered the said  instrument
as their
free
and  voluntary  act as such an Assistant Vice
President and
Assistant  Treasurer, respectively, of said
corporation, and
as
the  free and voluntary act of said corporation, for
the uses
and
purposes  therein set forth, and that the  seal
affixed to
said
instrument   is  the corporate seal of said
corporation and
that the
said   instrument  was  executed,  signed,  sealed
and
delivered
on
behalf  of said corporation by authority of its By-
laws, and
acknowledged   said  instrument  to  be  the  free
and voluntary
act and
deed of said corporation.

         GIVEN under my hand and notarial seal this ____ day
of
December, 1996.





___________________________
                                       Notary Public
My commission expires: